SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Pentair, Inc.

(Name of Registrant as Specified In Its Charter)

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PENTAIR, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 30, 2004

To our Shareholders:

The Annual Meeting of Shareholders of Pentair, Inc. (the “Company”) will be held at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, on Friday, April 30, 2004, at 10:00 a.m., for the following purposes:

1.

to elect four directors;

2.

to approve the Compensation Plan for Non-Employee Directors;

3.

to approve the Omnibus Stock Incentive Plan;

4.

to approve the Employee Stock Purchase and Bonus Plan;

5.

to approve the International Stock Purchase and Bonus Plan;

6.

to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2004;

and to transact such other business as may properly come before the meeting or any adjournment thereof.  We are not aware of any items of other business to be presented at the meeting.

The Board of Directors has fixed the close of business on March 1, 2004 as the record date for determining the shareholders entitled to vote at the Annual Meeting.  Accordingly, only shareholders of record at the close of business on that date will be entitled to vote.  The Company's transfer books will not be closed.

By Order of the Board of Directors

Louis L. Ainsworth, Secretary

Golden Valley, Minnesota

March 19, 2004

IMPORTANT: For the Annual Meeting to be legally held, there must be a quorum (majority of the outstanding shares).  Accordingly, you are urged to vote your proxy promptly by Internet or telephone as described in the voting instructions on the proxy; or date, sign and return the proxy in the enclosed envelope.  This will not prevent you from voting in person if you so desire.

TABLE OF CONTENTS FOR PROXY STATEMENT

Page

Outstanding Shares and Voting Rights

1

Summary of Proposals to be Acted Upon at the Annual Meeting

2

Corporate Governance Matters

4

Proposal 1:  Election of Directors

6

Directors’ Compensation

9

Proposal 2:  Approval of the Compensation Plan for Non-Employee Directors

10

Security Ownership of Management and Beneficial Ownership

12

Comparative Stock Performance Graph

13

Report of the Compensation Committee

14

Executive Compensation

18

Securities Authorized for Issuance Under Equity Compensation Plans

22

Proposal 3:  Approval of the Omnibus Stock Incentive Plan

23

Proposal 4:  Approval of the Employee Stock Purchase and Bonus Plan

28

Proposal 5:  Approval of the International Stock Purchase and Bonus Plan

30

Report of the Audit Committee

32

Proposal 6:  Ratification of appointment of Deloitte & Touche LLP as independent auditors of the Company for 2004

33

Independent Auditor Fees

33

Section 16(a) Beneficial Ownership Reporting Compliance

34

Future Proposals

34

Appointment, Revocation and Voting of Proxy

34

Solicitation

35

2003 Annual Report on Form 10-K

35

Reduce Duplicate Mailings

35

Attachments:

     Appendix A:  Corporate Governance Principles

A-1

     Appendix B:  Audit and Finance Committee Charter

B-1

     Appendix C:  Compensation Committee Charter

C-1

     Appendix D:  Governance Committee Charter

D-1

     Appendix E:  International Committee Charter

E-1

     Appendix F:  Compensation Plan For Non-Employee Directors

F-1

     Appendix G:  Omnibus Stock Incentive Plan

G-1

     Appendix H:  Employee Stock Purchase And Bonus Plan

H-1

     Appendix I:  International Stock Purchase And Bonus Plan

I-1

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 2004

PENTAIR, INC.

5500 Wayzata Boulevard, Suite 800

Golden Valley, MN  55416

March 19, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Pentair, Inc. (“Pentair” or the “Company”) to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, April 30, 2004, or at any adjournment or adjournments of such meeting.  Distribution of this proxy statement and accompanying proxy to shareholders began on or about March 19, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

At the close of business on March 1, 2004, the record date, there were 49,898,708 shares of the Company’s Common Stock (“Common Stock”) outstanding.  Each share of Common Stock entitles the holder to one vote.  There is no cumulative voting for directors.

SUMMARY OF PROPOSALS TO BE VOTED ON AT THE MEETING

Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the directors and the other proposals set forth in this Notice of Annual Meeting of Shareholders.  As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment.  The Company does not presently know of any other business.

PROPOSAL 1  Election of Directors

The Board, upon recommendation of the Governance Committee, has nominated four persons as candidates to be elected as directors at the forthcoming Annual Meeting.  William T. Monahan and Karen E. Welke, each incumbent directors, have been nominated for three-year terms, expiring at the 2007 Annual Meeting.  In addition, two persons were appointed in 2003 to fill vacancies on the Board and have been nominated to stand for election by the shareholders.  David A. Jones has been nominated for a two-year term expiring at the 2006 Annual Meeting of Shareholders and Glynis A. Bryan has been nominated for a three-year term expiring at the 2007 Annual Meeting of Shareholders.  See pages 6 to 8 for a discussion of this proposal.

The Board of Directors unanimously recommends a vote “FOR” each director nominee.

PROPOSAL 2 Approval of the Compensation Plan for Non-Employee Directors

The Company is asking shareholders to approve the Pentair, Inc. Compensation Plan for Non-Employee Directors (the “Outside Directors Plan”).  The Outside Directors Plan is part of the Company’s overall strategy to offer its non-employee directors a competitive compensation package to enable the Company to attract and retain the highest caliber of independent directors.  The Board, upon recommendation of the Governance Committee, adopted an amended and restated Outside Directors Plan on February 26, 2004 to be effective May 1, 2004, subject to receiving shareholder approval.  See pages 10 to 11 for a discussion of this proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of the Compensation Plan for Non-Employee Directors.

PROPOSAL 3  Approval of the Omnibus Stock Incentive Plan

The Company is asking shareholders to approve an amended and restated Pentair, Inc. Omnibus Stock Incentive Plan (the “Revised Omnibus Plan”).  The Revised Omnibus Plan balances the need for a competitive compensation system that provides appropriate incentives and encourages alignment of employee and shareholder interests with appropriate restrictive provisions to encourage retention.  The Revised Omnibus Plan is an important component of our overall compensation system, which includes significant performance-based incentives.  See pages 23 to 27 for a discussion of this item.

The Board of Directors unanimously recommends a vote “FOR” approval of the Omnibus Stock Incentive Plan.

PROPOSAL 4  Approval of the Employee Stock Purchase and Bonus Plan

The Company is asking shareholders to approve the Pentair, Inc. Employee Stock Purchase and Bonus Plan (the “ESPP”).  Since 1977, the ESPP has provided an incentive (through the Company matching contribution) for all employees to become shareholders, thereby encouraging a broad-based alignment with shareholder interests.  See pages 28 to 29 for a discussion of this proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of the Employee Stock Purchase and Bonus Plan.

PROPOSAL 5  Approval of the International Stock Purchase and Bonus Plan

The Company is asking shareholders to approve the Pentair, Inc. International Stock Purchase and Bonus Plan (the “ISPP”).  Like the ESPP, the purpose of the ISPP is to provide employees of Pentair’s international branches and subsidiaries an opportunity to purchase shares of Common Stock, on comparable terms to those available to U.S. employees under the ESPP, thereby adding to their incentive to achieve goals increasing shareholder value and further aligning our employees’ interests with those of our shareholders.  See pages 30 to 31 for a discussion of this proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of the International Stock Purchase and Bonus Plan.

PROPOSAL 6  Ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2004

Deloitte & Touche LLP, independent certified public accountants, have been the auditors for the Company since 1977.  The Audit and Finance Committee (the “Audit Committee”) has selected Deloitte & Touche LLP to continue as the Company’s independent auditors for 2004, and requests that the shareholders ratify such appointment.  See page 33 for a discussion of this proposal.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP.

CORPORATE GOVERNANCE MATTERS

Board Governance

In light of the enactment of the Sarbanes-Oxley Act of 2002, Securities and Exchange Commission (“SEC”) rules promulgated thereunder and New York Stock Exchange (“NYSE”) rules, in 2002 and 2003, the Board reviewed, revised and adopted written charters for its Audit Committee, Compensation Committee, Governance Committee and International Committee, as well as adopting Corporate Governance Principles for the Board.  The Company and its Board continue to be committed to the highest standards of corporate governance and ethics.  The Board has further revised the Corporate Governance Principles for the Board and the charters of these Committees in 2004, which are attached as Appendices A through E.  In 2003, the Board also adopted Pentair’s Code of Business Conduct and Ethics and designated it as the code of ethics for the Company’s Chief Executive Officer and senior financial officers in accordance with SEC rules.  Copies of these documents are available on Pentair’s website at www.pentair.com/corp.html.

Independent Directors

The Board has determined that all directors other than Randall J. Hogan, the Company’s Chief Executive Officer, are independent and that none of such directors have a material relationship with the Company, in accordance with the NYSE rules for independence of directors generally and with categorical standards of independence included in the Corporate Governance Principles.  Charles A. Haggerty has been appointed by the Board as its lead director.  As lead director, Charles A. Haggerty acts as the presiding director for all executive sessions of the independent Board members.  The independent directors met in executive session, without management or Mr. Hogan present, five times in 2003.

Shareholder Communication with the Board of Directors

Any shareholder who desires to communicate with the Board, non-management directors as a group or any individual director, including the lead director, may send a letter addressed to the same, c/o Corporate Secretary, Pentair, Inc., 5500 Wayzata Boulevard, Suite 800, Golden Valley, MN  55416.  The Corporate Secretary has been instructed by the Board to forward such communications directly to the addressee(s).

Committees Of The Board

The Board has four standing committees:  the Audit Committee, the Compensation Committee, the Governance Committee and the International Committee.  Other than the International Committee, which meets once or twice a year, the committees generally hold meetings when the Board meets and additionally as needed.  While management attends each committee meeting, independent directors generally also meet in executive session without management present.

Audit Committee

Role:

The Audit Committee is responsible, among other things, for assisting the Board with oversight of the Company’s accounting and financial reporting processes and audits of its financial statements, including the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of the Company’s external auditor and the performance of the Company’s internal audit function and of the external auditor.  The Audit Committee is directly responsible for the appointment, compensation, terms of engagement (including retention and termination) and oversight of the work of the external auditor.

Meetings:

The Audit Committee held six meetings in 2003.

Members:

The members of the Audit Committee are Karen E. Welke (Chair), Glynis A. Bryan, David A. Jones  and Augusto Meozzi.  All members have been determined to be independent under SEC and NYSE rules.

Report:

The Report of the Audit Committee can be found on page 32 of this Proxy Statement.

Charter:

The Audit Committee Charter is attached as Appendix B and can be found at:  www.pentair.com/audit.html.

Financial

Experts:

The Board has unanimously determined that all members of the Audit Committee are financially literate under NYSE standard and at least one member has financial management expertise.  In addition, the Board has determined that Glynis A. Bryan qualifies as an “audit committee financial expert” under SEC regulations.

Compensation Committee

Role:

The Compensation Committee is responsible for setting and administering the policies that govern executive compensation.  This includes establishing and reviewing executive base salaries, administering the Management Incentive Plan and the Executive Officer Performance Plan and administering equity-based compensation under the Omnibus Stock Incentive Plan.  The Compensation Committee also sets the Chief Executive Officer’s compensation based on the Committee’s annual evaluation of the Chief Executive Officer’s performance.

Meetings:

The Compensation Committee held six meetings during 2003.

Members:

The members of the Compensation Committee are Charles A. Haggerty (Chair), Barbara B. Grogan, Stuart Maitland and William T. Monahan.  All members have been determined to be independent under NYSE rules.

Report:

The Report of the Compensation Committee can be found on pages 14 to 17 of this Proxy Statement.

Charter:

The Compensation Committee Charter is attached as Appendix C and can be found at:  www.pentair.com/compensation.html.

Governance Committee

Role:

The Governance Committee is responsible, among other things, for identifying individuals qualified to become directors of the Company and recommending to the Board nominees for election at annual meetings of shareholders; developing and recommending to the Board corporate governance principles applicable to the Company; and monitoring developments in director compensation and recommending to the Board changes in such compensation as appropriate.  The Governance Committee also oversees the Company’s public policy issues and compliance with the Company’s Code of Business Ethics and Conduct.

Meetings:

The Governance Committee held five meetings in 2003.

Members:

The members of the Governance Committee are Barbara B. Grogan (Chair ), Charles A. Haggerty, Stuart Maitland (since December 2003) and William T. Monahan.  All members have been determined to be independent under NYSE rules.

Charter:

The Governance Committee Charter is attached as Appendix D and can be found at:  www.pentair.com/governance.html.

International Committee

Role:

The International Committee provides oversight of operations of the Company outside North America, and assists management in formulating growth, development and organizational strategies for the Company’s international business units.

Meetings:

The International Committee held one meeting in 2003.

Members:

The members of the International Committee are Augusto Meozzi (Chair), Barbara B. Grogan, Charles A. Haggerty, Randall J. Hogan and Karen E. Welke.

Charter:

The International Committee Charter is attached as Appendix E and can be found at:  www.pentair.com/international.html.

Compensation Committee Interlocks and Insider Participation

During 2003, the Compensation Committee was comprised of Charles A. Haggerty (Chair), Barbara B. Grogan, Stuart Maitland and William T. Monahan.  During 2003, none of the members of the Compensation Committee were officers or employees of the Company and there were no interlock relationships.

PROPOSAL 1:  ELECTION OF DIRECTORS

Information About Directors

Board Composition

The Company’s By-Laws provide for a Board of 10 members.  The Board is divided into three classes with directors serving three-year terms but with the beginning date for each term staggered so that the term of only one class expires in any particular year.  Vacancies may be filled by the Board or by election at a special meeting of shareholders.  Any director appointed by the remaining directors to fill a vacancy is required to stand for election at the next meeting of shareholders.  There were two such appointments in 2003, both of whom have been nominated to stand for election at the upcoming meeting.

Directors' Attendance

The Board held eight meetings in 2003.  All directors attended at least 75% of the aggregate of all the meetings of the Board and all of the committees on which they served.  The Company encourages, but does not have a policy requiring, its directors to attend its annual meetings of shareholders.  All of the directors attended the annual meeting in April 2003.

Director Qualifications

The Board is responsible for selecting its own members and recommending them for election by the shareholders.  The Board delegates the screening process involved to the Governance Committee, which recommends to the Board the names of qualified candidates to be nominated for election or re-election as directors.  Recognizing that the contribution of the Board will depend not only on the character and capacities of the directors taken individually, but also on their collective strengths, the Governance Committee evaluates candidates in light of a number of criteria.  Directors are chosen with a view to bringing to the Board a variety of experience and backgrounds and establishing a core of business advisers with financial and management expertise.  In addition, the Committee considers persons who have substantial experience outside the business community, such as in the public, academic or scientific communities.

In considering possible candidates for appointment or election as a director, the Governance Committee and the Board are also guided by the following principles:

•

each director should be chosen without regard to sex, race, religion or national origin;

•

the Board must maintain at least a majority of independent directors, as required by the Corporate Governance Principles and the rules adopted by the SEC and the NYSE;

•

each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

•

each director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•

each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

•

each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

•

each director should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency and be committed to enhancing long-term shareholder value.

In 2002 and 2003, the Governance Committee retained an independent consultant to advise it and to assist it to conduct a search for qualified candidates for two vacancies on the Board.  A number of appropriate candidates were identified, selected and interviewed by Board and Committee members, based on recommendations from the consultant.  As a result, two directors, Glynis A. Bryan and David A. Jones, were appointed by the Board to fill vacancies.  As noted below, these directors are standing for election at the 2004 Annual Meeting.  As a result of the resignation of one director in

November 2003, there remains one vacancy on the Board.  The Governance Committee is engaged in a search to identify qualified candidates for this vacancy.

Shareholder Nominees

The Governance Committee will consider nominees for director recommended by shareholders, in addition to identifying candidates through other means.  No candidates for director nominations were submitted to the Governance Committee by any shareholder in connection with the 2004 Annual Meeting.  The Company’s By-Laws require that a shareholder give advance notice and furnish certain additional information in order to submit a nomination for election as a director.  Any shareholder desiring to present a candidate for consideration by the Governance Committee should send a letter identifying the name of the candidate and summary of such person’s qualifications, along with such other supporting documentation described in Article 1, Section 10 of the By-Laws, to the Governance Committee addressed c/o Corporate Secretary, Pentair, Inc., 5500 Wayzata Boulevard, Suite 800, Golden Valley, MN  55416 no earlier than January 8, 2005 and no later than February 2, 2005 for consideration at the 2005 Annual Meeting.  A copy of the By-Laws has been filed with the SEC and may be found by searching the EDGAR archives at www.sec.gov/edgar/searchedgar/webusers.htm.  A copy also may be obtained from the Company free of charge by submitting a written request to the Corporate Secretary, Pentair, Inc., 5500 Wayzata Boulevard, Suite 800, Golden Valley, MN  55416.

Election of Directors

The Board, upon recommendation of the Governance Committee, has nominated four persons as candidates to be elected to the Company’s Board at the forthcoming Annual Meeting.  William T. Monahan and Karen E. Welke, each incumbent directors, have been nominated for three-year terms, expiring at the 2007 Annual Meeting.  In addition, two persons were appointed in 2003 to fill vacancies on the Board and have been nominated to stand for election by the shareholders.  Glynis A. Bryan has been nominated for a three-year term expiring at the 2007 Annual Meeting of Shareholders and David A. Jones has been nominated for a two-year term expiring at the 2006 Annual Meeting of Shareholders.  Five directors have terms of office that do not expire at this time and will continue to serve their full terms.  Although there will be one vacancy remaining on the Board following this election, proxies cannot be voted for a greater number of directors than the number nominated in this proxy statement.

DIRECTORS STANDING FOR ELECTION

For a Two-Year Term Expiring at the 2006 Annual Meeting of Shareholders

David A. Jones, nominee, age 54

Since 1996, Mr. Jones has been chairman and chief executive officer of Rayovac Corporation, one of the world’s leading battery and lighting device companies.  From 1996 to April 1998, he also served Rayovac as president.  From 1995 to 1996, Jones was chief operating officer, chief executive officer, and chairman of the board of directors of Thermoscan, Inc.  From 1989 to 1994, he served as president and chief executive officer of The Regina Company.  Mr. Jones is also a director of Simmons Company and a director and member of the audit committee of Tyson Foods, Inc.  Mr. Jones was recommended to the Company by the independent consultant retained by the Governance Committee.

For a Three-Year Term Expiring at the 2007 Annual Meeting of Shareholders

Glynis A. Bryan, nominee, age 45

Since 2001, Ms. Bryan has been the chief financial officer of APL Logistics, the supply-chain management arm of Singapore-based NOL Group, a logistics and global transportation business.  Prior to joining APL, Bryan spent 16 years with Ryder System, Inc., a truck leasing company, where she held a series of progressively responsible positions in Finance.  In her last assignment, Bryan was senior vice president of Ryder Capital Services, where she led the development of the firm's capital services business. In 1999 and 2000, Bryan served as senior vice president and CFO of Ryder Transportation Services.  Ms. Bryan was recommended to the Company by the independent consultant retained by the Governance Committee.

William T. Monahan, director since 2001, age 56

Since November 1995, Mr. Monahan has been Chairman of the Board of Directors and Chief Executive Officer of Imation Corp., a manufacturer of magnetic and optical data storage media.  Mr. Monahan is also a director of Hutchinson Technology, Inc. and a member of its Compensation Committee.

Karen E. Welke, director since 1995, age 59

Ms. Welke serves as the chair of the Audit Committee.  She retired from Minnesota Mining and Manufacturing Company (“3M”), a diversified technology company, effective January 2002, after completing a two-year Loaned Executive commitment to Project Hope, a non-government, non-profit organization dedicated to achieving sustainable advances in health care around the world.  From February 1995 to December 1999, Ms. Welke was Group Vice President, Medical Markets Group for 3M.  Ms. Welke is also a director of Millipore Corporation.

DIRECTORS CONTINUING IN OFFICE

With a Term Expiring at the 2005 Annual Meeting of Shareholders

Barbara B. Grogan, director since 1996, age 56

Ms. Grogan serves as the chair of the Governance Committee.  She is Chairman and President of Western Industrial Contractors, Inc., a company specializing in machinery erection and installation, which she founded  in September 1982.  Ms. Grogan was Chairman of the Board of Directors of the Federal Reserve Bank of Kansas City, Denver Branch, from 1989 to 1994, and currently is a member of the Board of Directors of Deluxe Corporation (through April 2004), Apogee, Inc., Committee for Economic Development, New York City and Volunteers of America, Colorado.

Stuart Maitland, director since 1999, age 58

Mr. Maitland was Director of Manufacturing Operations for the Vehicle Operations organization at Ford Motor Company, one of the world’s largest automakers, Dearborn, Michigan, from 1996 through October 2001, when he retired.  He joined Ford Motor Company in 1988 and held positions as Plant Manager at Ford’s Kansas City Assembly Plant in Kansas City, Missouri, Twin Cities Assembly Plant in St. Paul, Minnesota and Dearborn Assembly Plant in Dearborn, Michigan.

Augusto Meozzi, director since 1999, age 64

Mr. Meozzi serves as the chair of the International Committee.  Since April 2003, Mr. Meozzi has been a member of the supervisory board of the ISOLA Group, a world-wide producer of base materials.  From October 2002 until April 2003, he was the President and Chief Executive Officer of North American operations and from January 1998 through September 2002, he was the Chief Operating Officer of the ISOLA Group.  From November 1992 to December 1997, he was Corporate Executive Vice President of the ISOLA Group.

With a Term Expiring at the 2006 Annual Meeting of Shareholders

Charles A. Haggerty, director since 1994, age 62

Mr. Haggerty serves as the chair of the Compensation Committee.  He is currently Chief Executive Officer of LeConte Associates, LLC, a consulting and investment firm.  Mr. Haggerty was Chief Executive Officer and Chairman of the Board of Western Digital Corporation, a maker of hard disc drives, from July 1993 until he retired as Chief Executive Officer in January 2000 and as Chairman in June 2000.  Mr. Haggerty is also a director of Beckman Coulter, Inc. and Deluxe Corporation.

Randall J. Hogan, director since 1999, age 48

Since January 1, 2001, Mr. Hogan has been the Chief Executive Officer of the Company.  Mr. Hogan became Chairman of the Board on May 1, 2002.  From December 1999 through December 2000, Mr. Hogan was President and Chief Operating Officer of the Company.  From March 1998 to December 1999, he was Executive Vice President and President of the Company’s Electrical and Electronic Enclosures Group.  From February 1995 to August 1997, he was President of the Carrier Transicold Division of United Technologies Corporation.  Mr. Hogan is also a director of Unisys Corporation.

The Board of Directors unanimously recommends a vote “FOR” each director nominee.

DIRECTORS' COMPENSATION

It is the Company’s philosophy that a significant portion of directors’ compensation should be tied to long-term growth in shareholder value.  Mr. Hogan is not separately compensated for his service as a member of the Board.  The Governance Committee of the Board has engaged an independent consultant to advise it on the compensation program for Board members.  In 2003, non-employee directors were compensated as set forth below.

Annual Retainer

Each non-employee director received an annual retainer of $30,000 ($35,000 for the Chairs of the Compensation and Audit Committees).

Attendance Fees

For Board meetings, each director was paid $1,500 for personal attendance and $500 for attendance by telephone (or video conference).  For committee meetings, directors were paid $1,000 for personal attendance ($2,000 for committee chairs) and $500 for attendance by telephone (or video conference) for meetings lasting less than two hours.  The directors were paid $2,000 ($3,000 for committee chairs) for personal attendance and $1,000 for attendance by telephone (or video conference) for committee meetings lasting longer than two hours.

Deferred Compensation

Under the current Compensation Plan for Non-Employee Directors, non-employee directors of the Company may elect to defer payment of all or a portion of their annual retainer and meeting fees in the form of share units.  The value of a share unit is equal to the market value of a share of Common Stock.  Share units carry no voting or investment power.  The Company currently matches 25% of the first $750 per month (for a maximum annual bonus of $2,250) deferred in the form of share units.  Currently, a portion of directors fees also may be paid in the form of share units under the equity compensation provisions of the current plan; however, no such equity compensation was paid to any director in 2003.

Stock Option Plan

The Outside Directors Nonqualified Stock Option Plan (the “Stock Option Plan”) provides for the automatic grant of options to purchase 5,000 shares of Common Stock to directors who are not employees of the Company.  The Stock Option Plan offers alternative forms of payment of the exercise price including tendering Common Stock.  No option granted under the Plan may extend for a period of more than 10 years from the date of the grant and no option exercise price may be less than the current market price of Common Stock on the date of award of such option.  One-third of the options granted to each recipient become exercisable on each of the first three anniversaries of the date of grant.  If a director exercises the stock option during the first five years of the option term by tendering Common Stock, the Company can grant to the director an option (“Reload Option”) to purchase Common Stock equal to the number of shares tendered.  The Reload Option may be exercised during the remaining term of the original stock option period.  The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

In 2003, each director received an option to purchase 5,000 shares.  Eight directors were granted options on February 25, 2003, at an exercise price of $35.45.  The two new directors were each granted an option upon joining the Board.  One was issued on September 11, 2003, at an exercise price of $40.42, and the other was issued on November 20, 2003, at an exercise price of $42.00.  Each of the options expires 10 years after the date it was issued.

PROPOSAL 2:

APPROVAL OF THE COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

The Pentair, Inc. Compensation Plan for Non-Employee Directors (the “Outside Directors Plan”) is part of the Company’s overall strategy to offer its non-employee directors a competitive compensation package to enable the Company to attract and retain the highest caliber of independent directors.  The compensation package (more fully described in “Directors’ Compensation” on page 9 above) includes a significant component tied to long-term growth in shareholder value, both in the form of share units issued under the Outside Directors Plan and stock options.

The Company is asking shareholders to approve the Outside Directors Plan.  The Board, upon recommendation by the Governance Committee, adopted the amended and restated Outside Directors Plan on February 26, 2004 to be effective May 1, 2004, subject to receiving shareholder approval.  The Outside Directors Plan as approved will replace the version of this plan currently in effect.  The amended and restated Outside Directors Plan will not become effective as amended unless approved by the shareholders.  If the Outside Directors Plan as amended and restated is not approved by the shareholders, the Governance Committee will consider alternative means to achieve a competitive director compensation package.

The Company first adopted a Compensation Plan for Non-Employee Directors in 1986.  The Governance Committee approved the amended and restated Outside Directors Plan to comply with rules issued by the NYSE regarding equity compensation plans, to clarify administrative procedures, to incorporate prior amendments made since the most recent restatement and to limit the term of the plan to 10 years.  Capitalized terms have the meanings set forth in the Outside Directors Plan, a copy of which is attached as Appendix F.  The following summary description of the Outside Directors Plan is qualified in its entirety by reference to the attached plan document.

Eligibility

Upon becoming a member of the Board and for each year thereafter, each director who is not an employee of the Company may elect to defer some or all of his or her fees, including annual retainer and meeting fees.  Fees that are not deferred are paid monthly in cash.  The election to defer is made for a full year and must be made before the beginning of each plan year.  Currently, all eight non-employee directors are eligible to participate in the Outside Directors Plan.  In 2003, all but one of the eligible directors elected to defer all or some portion of their compensation under the Outside Directors Plan currently in effect.

Company Match

A director who elects to defer payment of the Board annual retainer fee receives a matching contribution from the Company each month of 15% of the amount deferred by the director.

Additional Equity Compensation

For each plan year, if the total Board retainer, matching contributions and value of options granted under the Outside Directors Non-Qualified Stock Option Plan do not meet the total compensation figure set by the Board for directors for such plan year, directors may be granted additional equity compensation, in the form of share units credited to their accounts under the Outside Directors Plan.  The amount of any such equity compensation is payable as determined by the Board.  No additional share units were awarded to directors as equity compensation under this provision in 2003.

Purchase of Stock

Funds contributed under the Outside Directors Plan are used to purchase shares of Common Stock on the open market.  There is no limit on the number of shares of Common Stock that may be purchased for this purpose.  The shares purchased are not allocated to the directors and the directors do not have the right to vote such shares.  The shares are held by Pentair as an investment to assist the Company to meet its pay out obligations under the Plan as they arise from time to time.

Distributions

Upon making an election to defer the Board retainer or other fees and before becoming eligible to receive equity compensation, the director must make an irrevocable election of the time when such compensation will be paid.  A director may elect one or more of the following options:  (i) a specific date; (ii) attainment of a specific age; or (iii) occurrence of an identified event, such as retirement, resignation, death, disability or another event approved by Pentair.  Deferred compensation and equity compensation must be distributed in shares of Common Stock. For equity compensation, the director also may select a pay-out schedule from the following options:  (i) a single lump distribution; (ii) distributions in five equal annual installments; or (iii) distribution in 10 equal annual installments.

Term; Amendments and Termination

The term of the Plan is 10 years from the effective date of May 1, 2004.  The Board has the power to amend or terminate the Outside Directors Plan, but it cannot affect rights of directors or former directors accrued through the date of such amendment or termination without their consent.  Current NYSE rules also require shareholder approval of any other changes that would materially amend the Outside Directors Plan.

Change in Control

If a Change in Control (as defined in the Company’s Key Executive Employment and Severance Agreement, effective August 23, 2000) occurs, a director or former director is entitled to receive any remaining Plan benefits in a cash lump sum on the first business day of the third calendar month following the calendar month in which the Change in Control occurs, except that, for directors who remain in office on the date of the Change of Control, the lump sum is payable on the first business day of the third calendar month following the calendar month in which such director leaves office.  A director or former director may elect to forego the lump sum payment in which event payments to such director continue in accordance with the elections previously made by the director in accordance with the Plan.  Upon a Change in Control, share units are converted into a deferred compensation account that is credited with a dollar amount using the value of the share units immediately before the Change in Control becomes effective.  The deferred compensation account is credited with interest at a rate equal to the greater of 7% and the “large corporate under-payment interest rate” as set forth in the Plan.

New Plan Benefits

The Company cannot currently determine the number of shares of Common Stock that may be purchased under the Plan in the future.

The Board or Directors unanimously recommends a vote “FOR” approval of the Compensation Plan for Non-Employee Directors.

SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP

The following table contains information concerning the beneficial ownership of Common Stock as of March 1, 2004 by each director, by each executive officer listed in the Summary Compensation Table, by all directors and executive officers as a group and, as of December 31, 2003, by each person known to the Company to “beneficially own” more than 5% of its Common Stock.

Name of Beneficial Owner	Common Stock(a)	Share Units(b)	Right to Acquire within 60 days(c)	Restricted Stock(d)	ESOP Stock(e)	Total	Percent of Class(f)

Louis L. Ainsworth	34,201		93,851	13,083	678	141,813
Glynis A. Bryan		107				107
Richard J. Cathcart	39,678		149,414	19,934	1,821	210,847
Barbara B. Grogan	2,500	18,823	14,131			35,454
Charles A. Haggerty	19,200	23,885	14,131			57,216
David D. Harrison	47,449		129,792	25,496	310	203,047
Randall J. Hogan	129,930		412,194	82,697	383	625,204	1.3%
David A. Jones		499				499
Stuart Maitland	5,000	8,027	11,581			24,608
Augusto Meozzi	200	11,369	10,281			21,850
William T. Monahan	500	6,968	8,331			15,799
Michael V. Schrock	28,762		78,843	29,503	383	137,491
Karen E. Welke	5,965	16,453	14,131			36,549

Directors and executive officers
as a group (16 persons)	335,601	86,131	977,194	207,314	6,766	1,613,006	3.2%

(a)

Unless otherwise noted, all shares are held either directly or indirectly by individuals possessing sole voting and investment power with respect to such shares.  Beneficial ownership of an immaterial number of shares held by spouses and children has been disclaimed in some instances.  Amounts listed do not include 471,570 shares held by the Pentair, Inc. Master Trust for various pension plans of the Company and its subsidiaries.  The Trust Investment Committee of such Master Trust includes Randall J. Hogan, David D. Harrison and one other member of senior management.  Although these individuals could be deemed under applicable Securities and Exchange Commission rules to “beneficially own” all of the shares held by these Plans because of their shared voting and investment power with respect to those shares, they disclaim beneficial ownership of such shares.

(b)

Represents share units paid under the Compensation Plan for Non-Employee Directors as to which the beneficial owner has no voting or investment power.

(c)

Represents stock options exercisable within 60 days from March 1, 2004.

(d)

Restricted shares issued pursuant to incentive plans as to which the beneficial owner has sole voting power but no investment power.

(e)

Represents shares owned as a participant in the Pentair Retirement Savings and Stock Incentive Plan (“Pentair ESOP”).  As of March 1, 2004, Fidelity Management Trust Company (“Fidelity”), the Trustee of the Pentair ESOP, held 2,346,432 shares of Common Stock (4.7%).  Fidelity disclaims beneficial ownership of all shares.  The Pentair ESOP participants have the right to direct the Trustee to vote their shares although participants have no investment power over such shares.  The Trustee, except as otherwise required by law, votes the shares for which it has received no direction from participants, in the same proportion on each issue as it votes those shares for which it has received voting directions from participants.

(f)

Less than 1% unless otherwise indicated.

COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total shareholder return on the Common Stock for the last five fiscal years, assuming the investment of $100 on December 31, 1998 and the reinvestment of all dividends since that date to December 31, 2003.  The graph also contains for comparison purposes the S&P 500 Index and the S&P MidCap 400 Index, assuming the same investment level and reinvestment of dividends.

By virtue of its market capitalization, Pentair is a component of the S&P MidCap 400 Index.  On the basis of the Company’s size and diversification of businesses, a readily identifiable peer group has not been found.  The Company believes the S&P MidCap 400 Index is an appropriate comparison.  The Company has evaluated other published indices, but has determined that the results are skewed by significantly larger companies included in the indices.  The Company believes such a comparison would not be meaningful.

Comparison of Five-Year Cumulative Return

Fiscal Year Ended December 31

	Base	Years Ending
	Period
Company / Index	Dec98	Dec99	Dec00	Dec01	Dec02	Dec03
Pentair Inc	100	98.21	62.96	97.18	93.74	126.61
S&P 500 Index	100	121.04	110.02	96.95	75.52	97.18
S&P Midcap 400 Index	100	114.72	134.81	133.99	114.54	155.34

REPORT OF THE COMPENSATION COMMITTEE

Executive Compensation

Committee Role

The Compensation Committee (the “Committee”) is responsible for setting and administering the policies that govern executive compensation.  This includes establishing and reviewing executive base salaries, administering the Management Incentive Compensation Plan and administering equity-based compensation under the Omnibus Stock Incentive Plan.  The Committee also sets the Chief Executive Officer’s compensation based on the Committee’s annual evaluation of the Chief Executive Officer’s performance.  Reports of the Committee’s actions and recommendations are reviewed with the full Board.  The Committee is composed entirely of independent, non-employee directors.

On February 26, 2004, the Committee revised its Charter, which is attached as Appendix C to this Proxy Statement, to comply with NYSE rules.  The Board considers all of the members of the Committee to be independent in accordance with the SEC and NYSE standards for independence of directors generally.

The purpose of this report is to summarize the philosophical principles, specific program elements and other factors considered by the Committee in making decisions about executive compensation.

Pentair's Compensation Philosophy

The principles guiding the executive compensation program are designed to ensure an appropriate linkage between executive compensation and creation of shareholder value and provide a framework for making pay decisions.  The specific objectives include:

•

to motivate and reward executives for the achievement of financial and strategic objectives at a superior level and the creation of long-term shareholder value;

•

to encourage innovation and growth;

•

to recognize outstanding performance;

•

to attract and retain top-quality executives and key employees by providing competitive compensation opportunities;

•

to encourage broad-based employee stock ownership; and thereby

•

to align management and shareholder interests to foster a shared sense of direction, ownership and commitment.

Comparative Framework

The Committee has established external competitive benchmarks for each element of compensation that it believes supports the guiding principles outlined above.  The market for assessing compensation is defined as general manufacturing companies with revenue comparable to the Company (revenues of approximately $1B - $5B) and a group of specific comparator companies (the “Comparator Group”).  These companies have been identified by the Committee and its compensation consultant and include business competitors of the Company or its business units, similarly structured broadly diversified organizations, and competitors for executive talent.

In making its recommendations to the Board concerning executive officer compensation, the Committee annually reviews and evaluates the Company’s performance and the compensation and equity ownership of its executive officers.  In conducting the review for 2003, the Committee considered comparative data prepared by Mellon Human Resources & Investor Solutions, the Committee’s outside consultant for executive compensation.

Comparative data was obtained from a number of sources, including proxy statements, publicly available information and surveys by consulting firms.  The comparative data was used to determine appropriate compensation levels relative to the Company’s target pay position objectives.

The Committee’s target pay objectives are as follows:

•

Base salary – focusing on the market value of each job, the executives’ base salary ranges are targeted at the 50th percentile of the Comparator Group.

•

Annual incentives – reinforcing the need to successfully achieve annual business success, bonus opportunities under the Management Incentive Plan (“MIP”) or the Executive Officer Performance Plan (“EOPP”) are intended to provide competitive total cash compensation (base salary plus annual incentives) based on the achievement of performance goals at the Company or business unit level.  If the Company attains its targeted performance goals, total cash compensation levels will be approximately halfway between the 50th and 75th percentiles of the Comparator Group.  If the Company attains superior performance levels, total cash compensation will exceed the 75th percentile of the Comparator Group.

•

Long-term incentives – emphasizing compensation that is tied to building and sustaining the Company’s value through stock performance over time, opportunities provided under the long-term incentive program are targeted to fall between the 50th and 75th percentiles of ongoing long-term incentive values of the Comparator Group.  If Company’s stock attains superior performance levels, ongoing long-term incentive values will exceed the 75th percentile of the Comparator Group.

•

Employee and executive benefits – benefit levels will reflect competitive market levels.

Program Elements

•

Base salaries – the Company has developed base salary ranges specific to each executive based on the market value of the position.  Based on various factors, including individual performance, experience and level of responsibility, the executive’s salary is established within the range of 20% of the midpoint.

•

Annual incentive compensation plan – executives are eligible for annual performance-based cash awards under the Company’s MIP or EOPP.  Participants are eligible for cash bonuses depending on position and level/scope of responsibility in the organization.  The Compensation Committee has the sole discretion to determine in which plan eligible employees will participate.  No employee may participate in both the MIP and the EOPP for the same performance period.

Actual awards are paid in cash following the final audit of the year’s performance and approval by the Compensation Committee.  All executive awards are calculated individually by comparing actual performance against pre-established goals and weighting each goal in accordance with the MIP or EOPP.  The plan is designed to be self-funded through performance improvements and awards generally are not paid to business units that are not profitable.  Participants can elect to defer all or a part of their payout.  The Compensation Committee has the discretion to increase (MIP only) or decrease (MIP and EOPP) awards, which it can use to better accomplish the objectives of the MIP and EOPP.

o

MIP – MIP awards are based on actual performance against four performance measures:  Revenue Growth, Free Cash Flow, Return On Invested Capital (“ROIC”) and individual goals tied to Strategy Deployment initiatives.  The weighting of the four measures varies by business unit and grade level to reinforce corporate goals, strategies, line-of-sight responsibilities and the performance expectations of each unit.  The target performance goals represent “aggressive” performance targets that are reviewed and approved by the Compensation Committee at the start of each Plan year.

o

EOPP – EOPP awards are based on five performance measures:  Revenue Growth, Free Cash Flow, ROIC, Earnings Before Interest, Depreciation and Amortization (“EBITDA”) and Strategy Deployment initiatives (development and execution of long term strategies).  If the EBITDA performance threshold is met, participants are then evaluated on their achievement of Strategy Deployment initiatives.  The Chief Executive Officer was the only participant in the EOPP in 2003.

•

Long-term incentives – to encourage ownership in the Company and to align executives’ interests with those of shareholders, the Company provides equity grants under the Omnibus Stock Incentive Plan.  Specifically, long-term incentive compensation is awarded in the form of stock options and restricted stock.

On an annual basis, individual grant levels are established based on market values of the Comparator Group.  For 2003, the target grant approximates halfway between the market 50th and 75th percentiles.  Each executive’s long-

term target incentive grant value has an associated minimum and maximum award equal to 80% and 120% of the target, respectively.  The Compensation Committee determines the actual grant (within 20% of target range) for the CEO, and approves grant levels for other executive officers.

Actual awards are allocated between stock options and restricted stock.  Approximately two-thirds of the total award value is targeted to be delivered in the form of stock options, with the number of options determined using the Black-Scholes value of the stock price on the date of grant.  Options vest over three years, in equal annual installments.  The remaining portion of the total award value is targeted to be delivered in the form of restricted stock, with the number of shares based on the stock price on the date of grant.  The restricted shares vest in one-half increments, on the third and fourth anniversaries of the date of grant.

Stock Ownership Guidelines

The Committee has established stock ownership guidelines for executive officers and other key employees to motivate them to become significant shareholders and to further encourage long-term performance and Company growth.  The Committee determined that, over a period of no less than five years from appointment, key employees should accumulate and hold Company stock equal to a multiple of base salary as follows:

Executive Level	Stock Ownership Guidelines (as a multiple of salary)
Chief Executive Officer	At least 3x base salary
Senior Corporate Officers	2-3x base salary
Corporate Officers and Subsidiary Presidents	1-2x base salary

The Committee considers making incentive grants of restricted stock based on the increase in ownership during the preceding year.  These grants (made under the current Omnibus Stock Incentive Plan) vest in one-half increments on the third and fourth anniversaries of the grant.  The size of the grant is equal to 10% of the increase in Common Stock owned by the individual during the year if the annual ownership target is met, but limited to 10% of the targeted ownership level if the targeted ownership level has been achieved.  For 2003, restricted share awards of 5,666 shares of Common Stock were granted under these guidelines to nine key employees.

Compensation of the Chief Executive Officer

The base salary, annual bonus and long-term equity incentives paid to Mr. Hogan in 2003 were generally determined in accordance with the guidelines described above, and his compensation is comprised of the same general elements as for all executive officers.  The Compensation Committee has a formal rating process for evaluating the performance of the CEO.  The rating process includes a self-evaluation rating by the CEO, along with an evaluation and rating (with commentary) from all directors.  The Chairman of the Committee provides a consolidated rating report and chairs a discussion with the Board members without the CEO present.  From that discussion, the performance rating is finalized and the Committee Chair reviews the final rating results and commentary with the CEO.  This is then used as the basis of a personal development plan for the CEO for the following year.

Base Salary

Mr. Hogan’s base salary was $755,000 as of January 1, 2003, in accordance with the Committee’s guideline of establishing the CEO’s base salary at the 50th percentile for companies of a comparable size as projected based on 2002 performance.  This resulted in a 9% increase in Mr. Hogan's base salary over 2002.

Bonus

Mr. Hogan’s bonus was determined under the EOPP.  During 2003, Mr. Hogan was the only officer participating in the EOPP.  EOPP awards are determined based on a participant’s bonus opportunity, a corporate performance factor and a rating for achievement of Strategy Deployment initiatives once the EBITDA threshold is met.  For 2003, the maximum individual bonus for Mr. Hogan was $3,500,000.  In administering the EOPP and in establishing bonus awards thereunder, the Committee does not have the discretion to pay participants more than the bonus amount indicated by the pre-established goals.  The Committee has the discretion and flexibility, however, based on its business judgment, to reduce this amount.

For 2003, the EOPP measured performance in the same categories as those described for the MIP above, except that an EBITDA threshold must be met before consideration of the Strategy Deployment initiatives.  The Compensation Committee assigns to each performance measure a weighting to reinforce corporate goals, strategies and opportunities.  In accordance with the terms of the EOPP, Mr. Hogan earned with respect to 2003 a bonus equal to $1,119,023, which was

paid in cash.   The bonus was paid in 2004 following final calculation of the amount and approval by the Compensation Committee.

Long-Term Equity Incentives

The Committee computed Mr. Hogan’s grants in 2003 under the current Omnibus Stock Incentive Plan based on the average of the 50th and 75th percentile of comparable grant practices at comparable companies.  The award was delivered in a combination of 27,000 restricted shares and 119,100 stock options.

Changes in Certain Compensation Plans

Overview

The Compensation Committee periodically reviews the methods and formulas for determining and paying executive compensation to ensure they are aligned with the Company’s compensation philosophy.  For 2004, the Company revised the Omnibus Stock Incentive Plan, the Employee Stock Purchase and Bonus Plan and the International Stock Purchase and Bonus Plan, which the Company is asking shareholders to approve.  These changes are borne out of practical and market-based considerations driven by the Committee’s stated compensation philosophy, current plan design and current market pay levels and as evaluated against comparable programs in the marketplace.  Over the past three years, the Compensation Committee has refined its processes and practices to correlate compensation for executives with the Comparator Group.  The Committee adheres to the following practices in making compensation decisions, thereby limiting the amount of discretion the Committee chooses to exercise:

•

the Committee’s compensation philosophy governs the Company’s compensation programs;

•

the Committee follows the methods of determining incentive grants outlined below (see pages 23 to 27) and in the Omnibus Stock Incentive Plan as proposed (see Appendix G); and

•

independent consultant reports establish parameters for executive pay decisions.

Outline of Plan Changes

•

Omnibus Stock Incentive Plan – changed annual individual award limits to 750,000 on stock options, 500,000 on restricted stock and $3,000,000 on performance awards; established three-year restricted stock and option time-vesting minimums, which currently exceed the stated minimums under the plan as written with a limit of 20% restricted shares; gave the Compensation Committee discretion to permit deferral of stock-based awards and transfer of vested stock-based compensation for estate planning purposes.

•

Employee Stock Purchase and Bonus Plan –added 10 year term and restated to include prior amendments.

•

International Stock Purchase and Bonus Plan – added 10 year term and restated to include prior amendments.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to a corporation’s Chief Executive Officer and the four other most highly compensated officers.  Performance-based compensation that has been approved by shareholders, however, is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes such goals consists only of “outside directors” (as defined under Section 162(m)).  All members of the Compensation Committee qualify as “outside directors.”

The Company’s policy is to maximize the deductibility of executive compensation so long as the deductibility is compatible with the more important objectives of retaining executives and maintaining competitive and motivational performance-based compensation.

Compensation Committee

Charles A. Haggerty, Chair

Barbara B. Grogan

Stuart Maitland

William T. Monahan

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other highest paid executive officers of the Company whose salary and bonus earned in 2003 exceeded $100,000.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus(a) ($)	Other Annual Compen- sation(b)	Restricted Stock Awards(c) ($)	Securities Underlying Options(d)	LTIP Payouts ($)	All Other Compen-sation ($)(e)
Randall J. Hogan	2003	755,000	1,119,023	--	1,034,309	119,100	199,295	13,050
Chief Executive Officer	2002	692,500	692,500	--	133,135	148,994	125,126	9,126
	2001	625,000	403,125	--	1,766,772	174,000	164,962	8,856

Richard J. Cathcart	2003	388,000	375,000	--	244,580	50,081	102,486	14,295
President and Chief	2002	374,750	167,752	--	14,803	34,000	89,203	12,478
Operating Officer, Water	2001	365,000	75,920	46,397(f)	574,936	48,000	115,900	12,107
Technologies Segment

David D. Harrison	2003	390,000	302,047	--	400,696	44,000	96,267	16,711
Executive Vice President,	2002	376,250	227,514	--	28,939	39,494	8,667	12,709
Chief Financial Officer	2001	365,000	172,501	100,376(g)	476,637	45,000	12,621	11,129

Michael V. Schrock	2003	350,000	341,582	--	259,327	32,000	60,936	15,261
President and Chief	2002	318,125	135,566	140,359(h)	9,659	34,000	54,705	10,814
Operating Officer,	2001	273,854	71,275	--	188,486	38,500	59,108	14,332
Enclosures Segment

Louis L. Ainsworth	2003	315,000	179,191	--	181,896	23,627	59,181	13,880
Senior Vice President	2002	302,850	162,782	--	--	28,494	52,009	9,879
and General Counsel; Secretary	2001	296,400	48,165	--	251,453	28,500	65,983	8,595

(a)

Represents cash bonuses accrued by the Company for the year even if paid after December 31. Any portion of a bonus paid in restricted shares is included in the Restricted Stock Awards column.

(b)

Other annual compensation includes perquisites and other personal benefits, securities or property. Disclosure is required only if the amount exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. Information has been included only for those named executive officers who have met the reporting threshold.

(c)

The restricted stock awards reflected in the table were made pursuant to the Company’s executive compensation programs, including any restricted stock portion of a bonus earned in 2003. Restricted stock awards are subject to vesting as determined by the Committee. The value of restricted stock awards reflected in the table is based on the closing market price of the Common Stock on the date of grant. As of December 31, 2003, the following restricted stock awards (not yet earned) were held by each of the named executives (based on the December 31, 2003 closing price of $45.70):  Hogan 67,300 shares or $3,075,610; Cathcart 17,300 shares or $ 790,610; Harrison 17,978 shares or $821,595; Schrock 23,984 shares or $1,096,069; Ainsworth 8,865 shares or $405,131. Holders of Restricted Stock are entitled to receive dividends paid on such shares.

(d)

Option grants in 2003 included options for an aggregate of 18,708 shares granted to Cathcart and Ainsworth as “Reload Options.”  See footnote (a) to Option Grants in 2003 Table below.

(e)

Includes Company contributions to the Retirement Savings and Stock Incentive Plan, RSIP Sidekick Plan and the Employee Stock Purchase and Bonus Plan and life insurance premiums paid by the Company on behalf of the named executive officer.

(f)

This amount reflects the value of benefits provided under the Flexible Perquisite Program.

(g)

Includes relocation expenses of approximately $32,991 and the balance of this amount reflects the value of benefits (“Flexible Perquisite Program Benefits”) provided under a flexible perquisite program available to certain executives for the reimbursement of certain business-related expenses, including automobile expenses, membership fees and professional fees (including tax preparation costs). The program includes an annual benefit of up to $20,000, plus a one-time benefit of up to $50,000 for certain membership fees.

(h)

Includes relocation expenses of approximately $120,452 and the balance of this amount reflects the value of Flexible Perquisite Program Benefits.

Stock Options

The following tables summarize option grants to and exercises by the Chief Executive Officer and the executive officers named in the Summary Compensation Table above during 2003, and the values of the options held by such persons at the end of 2003. Option grants shown in the table below include both incentive stock options and non-qualified stock options.

Option Grants in 2003

Name	Number of Securities Underlying Options Granted(a)	% of Total Options Granted to Employees in Fiscal 2003	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5% 10%
Randall J. Hogan	119,100	14.40%	$34.94	01/02/2013	$2,617,053	$6,632,127

Richard J. Cathcart	32,000 18,081 50,081	3.87% 2.19% 6.06%	$34.94 $40.26	01/02/2013 01/02/2011	$ 703,154 $ 318,768 $1,021,922	$1,781,932 $ 751,905 $2,533,837

David D. Harrison	44,000	5.32%	$34.94	01/02/2013	$966,837	$2,450,156

Michael V. Schrock	32,000	3.87%	$34.94	01/02/2013	$703,154	$1,781,932

Louis L. Ainsworth	23,000 627 23,627	2.78% 0.08% 2.86%	$34.94 $43.53	01/02/2013 01/02/2011	$505,392 $ 11,737 $517,129	$1,280,764 $ 27,601 $1,308,365

(a)

Generally one-third of each grant becomes exercisable on each of the first three anniversaries of the date of grant.  The exercise price for the options granted was the closing market price of the Common Stock as of the date of grant.  Stock options can be granted for terms up to 10 years.  If the employee exercises the stock option during the first five years of the option term by tendering Company common shares owned by that employee, the Committee can grant to the employee an option (“Reload Option”) to purchase common shares equal to the number of shares tendered.  The Reload Option may be exercised during the remaining term of the original stock option period.  The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

Aggregate Option Exercises in 2003 and Value at End of 2003

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at atEnd of 2003 Exercisable (E) Unexercisable (U)	Value of Unexercised In-the-Money Options End of 2003 Exercisable (E) Unexercisable (U)

Randall J. Hogan	—	—	E 265,994 U 274,100	E $3,719,870 U $3,524,717

Richard J. Cathcart	31,999	$ 560,302	E 111,415 U 70,667	E $ 928,724 U $ 924,660

David D. Harrison	—	—	E 83,494 U 95,000	E $ 1,047,394 U $ 1,150,764

Michael V. Schrock	—	—	E 59,999 U 67,501	E $ 665,322 U $ 765,535

Louis L. Ainsworth	1,200	$ 24,936	E 74,254 U 49,167	E $ 851,796 U $ 622,226

Retirement Benefit Plans

The Company maintains a tax-qualified defined benefit pension plan covering certain non-bargaining, salaried U.S. employees and an excess benefit plan covering certain highly-paid employees.  Benefits under each plan are based on a participant’s high five-year average eligible earnings, which generally include salary and bonus.

The Company maintains an unfunded, nonqualified Supplemental Executive Retirement Plan (SERP) for corporate officers and subsidiary presidents.  The annual retirement benefit, expressed as a lump sum, is equal to the product of 15 percentage points for each year of service times the high five year average eligible earnings with no reductions for Social Security or qualified pension benefits.  SERP benefits are payable as early as the attainment of age 55 and completion of five years of service under the most recent plan and are converted into and received in the form of a term certain or joint and survivor annuity.

The following estimated aggregate amounts are payable from the qualified pension (as a life annuity), excess plan and SERP (as a fifteen year term annuity) upon retirement to the named executive officers, assuming retirement at age 65 and each final salary is the same as that at January 1, 2004:  Hogan ($610,209); Cathcart ($368,915); Harrison ($268,470); Schrock ($233,141); Ainsworth ($199,598).

Employment Agreement and Change in Control Arrangements

The Company has an Employment Agreement with Richard J. Cathcart, the President and Chief Operating Officer of the Water Technologies segment.  The Employment Agreement provides that if Mr. Cathcart’s employment is terminated at any time prior to his normal retirement date (as determined under the primary defined benefit pension plan applicable to Mr. Cathcart), unless terminated “For Cause” as defined in the agreement, then Mr. Cathcart is entitled to receive certain severance benefits.  Prior to reaching age 62, he is entitled to a payment of three times his annual cash compensation, at age 62 he is entitled to an amount equal to his annual cash compensation and from age 63 on there is no cash payment amount.  The amount of this payment is subject to reduction if the average performance of the Water Technologies segment (or any other segment for which Mr. Cathcart has responsibility during the applicable period) for the three fiscal years preceding termination does not meet the specified criteria.  Mr. Cathcart is also entitled to receive outplacement services, medical benefits, full vesting in the accrued benefit under the Supplemental Executive Retirement Plan plus any additional benefits he would have received if employment had continued until age 62.  In addition, the agreement provides for the vesting of restricted stock awards and stock options, as well as a formula for calculating payment of outstanding performance-based awards.  The Employment Agreement also contains a covenant against competition by Mr. Cathcart.

The Company’s key corporate executives and business unit leaders (including the executive officers) have entered into agreements with the Company that provide for contingent benefits in the event of a change in control of the Company (except in certain very limited circumstances).  Such benefits include:

a.

bonus awards for the year in question to be made under the MIP or EOPP;

b.

immediate vesting of all unvested stock options, termination of all restrictions on shares issued under the Omnibus Stock Incentive Plan, and payment for ICUs and performance units without regard to the plan’s forfeiture provisions;

c.

reimbursement of any excise taxes triggered by payments to the executive;

d.

the cost of an executive search agency;

e.

short-term replacement coverage for Company-provided group medical, dental and life insurance policies;

f.

amount of non-vested benefits under any of the Company's tax-qualified deferred compensation plans;

g.

the accelerated accrual and vesting of benefits under the Supplemental Executive Retirement Plan (for those executives who have been made participants of such plan); and

h.

severance pay equal to 300% (for the CEO), 250% (for the Company’s other executive officers and business unit presidents) or 200% (for all other applicable executives) of annual compensation for terminated employees;

guaranteed salary, benefit and bonus levels for continuing employees for up to a three-year period.

Each of these agreement also requires the executive to devote his or her best efforts to the Company or its successor during the three-year period, to maintain the confidentiality of Company information during and following employment and to refrain from competitive activities for a period of one year following termination of employment with the Company or its successor.

The MIP and the EOPP also contain provisions that apply in the event of a change in control.  For the year in which a change in control occurs, awards for such year are determined by using the participants’ annual base salary as in effect immediately before the change in control and by assuming the performance goals for that year have been attained.  Outstanding awards must be paid to the participant within 10 days of the change in control.  In addition, certain requirements are modified or eliminated, including the requirement that a participant remain employed through the end of the applicable incentive period, completion of an annual audit, review and approval by the Compensation Committee and the minimum operating income requirement.  The EOPP also includes a provision that eliminates the Compensation Committee’s discretion to reduce awards.

In addition, the Omnibus Stock Incentive Plan (both as currently in effect and under the Revised Omnibus Plan) permits the Compensation Committee, upon a change in control of the Company, to cancel all outstanding options granted under the plan, whether or not exercisable, and authorize payment of the “spread” between the exercise price of the options and the then current market value of the underlying stock.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes, as of December 31, 2003, information about compensation plans under which equity securities of Pentair are authorized for issuance:

Equity Compensation Plan Information

			Number of securities
			remaining available for
	Number of securities to be	Weighted-average	future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities reflected
	warrants and rights	warrants and rights	in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans
approved by security holders	2,914,480(1)	$34.07	1,537,302(2)
Equity compensation plans not
approved by security holders	230,000(3)	$35.67	—
Total	3,144,480	$34.19	1,537,302

(1)

Represents options to purchase shares of Common Stock granted under the Omnibus Stock Incentive Plan and the Outside Directors Nonqualified Stock Option Plan.

(2)

Represents securities remaining available for issuance under the Omnibus Stock Incentive Plan and Outside Directors Nonqualified Stock Option Plan.  No more than 20% of the shares available for issuance under the Omnibus Stock Incentive Plan (approximately 273,000 under the current plan) may be used to make awards other than stock options.

(3)

Represents options to purchase Common Stock granted pursuant to certain individual stock option agreements described below.

Individual Stock Option Agreements.  On January 2, 2001, the Company awarded each of Randall J. Hogan (currently the Company’s Chairman and Chief Executive Officer) and Winslow H. Buxton (former Chairman of the Board effective April 30, 2002) an option to purchase 24,000 shares of Common Stock pursuant to individual stock option agreements.  These options have an exercise price of $22.75 per share.  The options awarded Randall J. Hogan vest in three equal annual installments, commencing one year after the date of grant, and the options awarded to Winslow H. Buxton became fully vested and exercisable on April 30, 2001.  In addition, on February 27, 2002, the Company awarded Mr. Buxton an option to purchase 182,000 shares of the Common Stock pursuant to an individual stock option agreement in lieu of any compensation, fees or other benefits to which Mr. Buxton would have otherwise been entitled as a non-employee member of the Board.  This option has an exercise price of $39.0781 per share and vests in three equal annual installments, commencing one year after the date of grant.  In each case, the options expire 10 years after the date of grant and the exercise price of the options was the closing price of Common Stock on the date of grant.  If a “Change in Control” (as defined in the Company’s Key Executive Employment and Severance Agreements) of the Company occurs, then all the options become immediately exercisable.

PROPOSAL 3:  APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN

The Company is asking shareholders to approve an amended and restated Pentair, Inc. Omnibus Stock Incentive Plan (the “Revised Omnibus Plan”), which will replace the existing plan and increase the number of shares authorized thereunder.  The Revised Omnibus Plan balances the need for a competitive compensation system that provides appropriate incentives and encourages alignment of employee and shareholder interests with appropriate restrictive provisions to encourage retention.  Our stock-based compensation plans are an important component of our overall compensation system, which includes significant performance-based incentives.  Using stock-based compensation to provide long-term incentives supports the creation of long-term value and business returns for our shareholders.

Purpose

The purpose of the Revised Omnibus Plan is to more effectively align the plan with the Company’s articulated compensation philosophy, and thereby:

•

promote the growth and success of Pentair by linking a significant portion of participant compensation to the increase in value of Pentair Common Stock;

•

attract and retain top quality, experienced executives and key employees by offering a competitive incentive compensation program;

•

reward innovation and outstanding performance as important contributing factors to Pentair's growth and progress; and

•

align the interests of executives and key employees with those of shareholders by reinforcing the relationship between participant rewards and shareholder gains obtained through the achievement by plan participants of short-term objectives and long-term goals.

Key Terms

Plan term:

10 years

Participation:

Approximately 200 key employees were participants as of December 31, 2003

Shares Authorized:

5,000,000, plus remaining authorized shares not yet awarded (approximately 92,139 as of March 12, 2004)

Award types:

(1)

Stock Options

(2)

Restricted Stock (and Units)

(3)

Stock Appreciation Rights (“SARs”)

(4)

Performance Shares (and Units)

(5)

Rights to Restricted Stock

Award limits:

(1)

Limitations on annual awards of 750,000 options, 500,000 restricted shares (or rights to restricted shares) or performance shares with a value in excess of $3,000,000

(2)

No more than 20% of the shares may be used for awards of restricted shares or other full-value awards

Vesting Requirements:

As determined by the Compensation Committee, with minimum vesting periods of three years for restricted stock (no shares can vest until three years after the grant) and stock options (one third in each of the three years after the award).

Prohibitions:

(1)

No repricing of options

(2)

No discounted options

Amendments:

Material amendments require shareholder approval

Administration:

By Compensation Committee

If the Revised Omnibus Plan is not approved by shareholders, there will be insufficient shares available under the existing plan to make annual awards next year or to provide grants to new hires.  The Compensation Committee would then be required to substantially revise its compensation philosophy and devise other programs to attract, retain and compensate its management employees.  We believe the Revised Omnibus Plan strikes a good balance between rewarding performance and limiting shareholder dilution.  The Compensation Committee believes that equity-based compensation is a critical component of executive pay that aligns executives with Pentair shareholders.

We are asking shareholders to authorize 5,000,000 additional shares under the Revised Omnibus Plan.  This represents an estimate of the number of authorized shares that will be needed to provide market competitive grants to Pentair executives and key employees over the next three years, with a provision for the level of growth Pentair expects to achieve.  If consummated, the recently announced acquisition of WICOR Industries will add a substantial number of new participants to the Plan.  It has been our practice to grant shares under the Omnibus Plan for new hires and new employees resulting from acquisitions.  The Company intends to continue this historic practice in the future if the Revised Omnibus Plan is approved by shareholders.  We believe this practice is important in protecting and promoting shareholder value.

The Plan includes other important restrictions and limitations to protect shareholders, such as the following:

•

limitations on annual awards of 750,000 options, 500,000 restricted shares (or rights) or performance shares with a value in excess of $3,000,000;

•

no more than 20% of the shares may be used for awards of restricted shares or other full-value awards;

•

minimum vesting schedule for grants of restricted stock and stock options;

•

no option repricing; and

•

no discounted options.

In addition,

•

the Compensation Committee’s compensation philosophy described in the Report of the Compensation Committee (see pages 14 to 17) governs the Company’s compensation programs;

•

the Compensation Committee sets the award levels, determines performance targets and confirms and approves the amount of awards;

•

the methods of determining incentive grants are outlined in the Report of the Compensation Committee above and in the Revised Omnibus Plan; and

•

independent consultant reports establish parameters for executive pay decisions.

Following is a summary of the material features of the Revised Omnibus Plan.  Capitalized terms have the meanings set forth in the Revised Omnibus Plan, a copy of which is attached as Appendix G.  The following description is qualified in its entirety by reference to the attached plan document.  On March 1, 2004, the closing price per share of Common Stock on the New York Stock Exchange was $54.97.

Eligibility

Key managerial, administrative or professional employees of Pentair (including its affiliates) whose positions are generally evaluated at salary grade 25 or higher and who are in a position to make material contributions to Pentair’s continued profitable growth and long term success.  Based on current employee profiles, approximately 200 employees will be eligible to participate in the Revised Omnibus Plan in 2004 (exclusive of the effects of future acquisitions).

Awards

Options.  The exercise price of an option, both incentive stock options and non-qualified stock options, cannot be less than the Fair Market Value as of the date of grant.  Without shareholder approval, the Company may not reprice any option or cancel any outstanding option and replace it with a new option which has a lower option price, if such action would have the same economic effect as reducing the option price of such a canceled option.  The term of the option is set by the Compensation Committee at the time of grant, but may not be longer than 10 years.  No one participant may receive options or tandem SARs under the Revised Omnibus Plan for more than 750,000 shares in the aggregate in any calendar year.

SARs.  The Committee may make awards of SARs.  Tandem SARs may be issued in connection with options up to the total number of shares the participant could acquire by exercise of the underlying options, which must expire at the same time as the underlying options and for which the payment amount cannot be more than 100% of the difference between the exercise price and the Fair Market Value of the shares subject to the option on the date the SAR is exercised.

Restricted Stock Awards.  The Committee may make awards of Restricted Stock (including Rights to Restricted Stock for non-U.S. employees), which are subject to a vesting period before the participant is entitled to the shares.  The vesting period is set at the time of grant, with a minimum of three years before any of the shares may vest.  The Committee has the discretion to impose additional conditions or restrictions on the award.  Holders of Restricted Stock (but not Rights to Restricted Stock) have the right to vote and receive dividends paid on such shares.  The Committee may attach an award of Units to an award of Restricted Stock.  Units are rights to receive the change in the fair market value of Common Stock over a period tied to the underlying award and are payable in cash, Restricted Stock or rights as specified by the Committee.

Performance Shares.  The Committee may make awards of Performance Shares, which vest based on the achievement of identified performance goals over a specified period, which may be no shorter than one year. The goals are business or financial objectives specified by the Committee, such as net income, stockholder return, stock price appreciation, earnings per share, ROIC, return on investment, EBITDA or sales or income growth, among others, on either a Company level or specific segment, group or business unit levels. The goals must be established before the measurement period begins or while achievement of the goals is still substantially uncertain. The Committee also may attach an award of Units to an award of Performance Shares. Awards are paid based on the degree of attainment of the performance targets. Payment is to be made as soon as practicable following the end of a Performance Cycle. Payment may be made in cash, Common Stock, Restricted Stock or Rights to Restricted Stock, as determined by the Committee at the time of grant.

Transferability

Generally, awards cannot be assigned, transferred (other than by will or the laws of descent and distribution), pledged, or otherwise encumbered (whether by operation of law or otherwise), except the Committee is permitted to approve transfers of non-qualified stock options made to certain family members or family trusts of a participant.

Change in Control

If a “Change in Control” (as defined in the Company’s Key Executive Employment and Severance Agreement, effective August 23, 2000) occurs, all options granted to a participant then employed by Pentair (or an affiliate) become exercisable, Restricted Stock, Rights and Performance Share awards fully vest and outstanding SARs and Performance Units are valued assuming all goals are met.  All payments must be made within 10 days of the Change in Control.

Termination, Retirement, Death and Disability

Termination of Employment.  If a participant’s employment ends for any reason other than (i) a termination for cause, (ii) Retirement, (iii) death or (iv) Disability, outstanding options and SARs exercisable on the date employment ends remain exercisable for ninety (90) days following the termination date (or, if earlier, the expiration date of the option or SAR).  Other awards, to the extent not then earned or paid, terminate on the last day of employment.  If a participant is terminated for cause, then all awards, whether or not vested, terminate not later than the participant’s last day of employment, subject to the Committee’s discretion to determine the applicability of this provision .

Retirement.  Except as noted below, upon Retirement, any options or SARs exercisable on the participant’s Retirement date must be exercised no later than ninety (90) days following such date (or, if earlier, the expiration date of the option or SAR).  The length of employment restrictions applicable to an outstanding award of Restricted Stock, Rights to Restricted Stock or Restricted Units lapse on a prorated basis, using the portion of the restriction period which the participant has completed at the time of Retirement.  The amount earned and payable on account of an outstanding award of Performance Shares or Performance Units is also prorated based on the degree to which performance targets have been met and the amount of the Performance Cycle that has elapsed as of the date of Retirement.  Upon Retirement of an executive officer or business unit president, outstanding exercisable options and SARs remain exercisable for five years (or, if earlier, the expiration date of the option or SAR).  Outstanding Restricted Stock awards (or Rights) fully vest and Performance Shares are prorated based on the degree to which performance targets have been met as of the date of Retirement.

Death of Participant.  If a participant dies while employed, then all such outstanding options and awards must be exercisable by, or paid to, the participant’s estate or heirs, as applicable.  Such persons have up to twelve (12) months to exercise any outstanding options or SARs to the same extent exercisable on the participant’s date of death.  The length of employment restrictions applicable to an outstanding award of Restricted Stock (including Rights or Units) lapse based on the portion of the restriction period that has elapsed as of the date of death.  The amount payable on outstanding Performance Shares (including units) are prorated based on the attainment of performance targets measured as of the date of death.

Disability of Participant.  If a participant’s employment with Pentair and all Affiliates ends or his or her status changes due to a Disability, the participant has up to twelve (12) months to exercise any outstanding options or SARs to the same extent exercisable as of the date the Disability determination is effective.  Any other awards, to the extent not earned or otherwise payable on the date the participant is deemed to be Disabled, terminate as of such date.

Administration

The Revised Omnibus Plan is administered by the Compensation Committee, the members of which are all independent directors.  In its discretion, the Committee also can reduce any award otherwise payable to any participant.

Modification of Awards

While the Committee has authority generally to make modifications to individual awards, including accelerating vesting or removing restrictions, the Committee does not have discretion to increase the amount of compensation a participant could earn by application of pre-established performance goals and financial measurements relevant to the award, although the Committee does have discretion to decrease such an award.

Amendment

The Board and the Compensation Committee may amend the Revised Omnibus Plan or the terms of individual awards; however, the following amendments require shareholder approval:

•

increasing the number of shares authorized to be granted under the Plan,

•

repricing any outstanding option,

•

cancelling any outstanding option and replacing it with a new option with a lower option price, if such action would have the same economic effect as reducing the option price of such a cancelled option,

•

changing the limits on awards that may be made under the Plan,

•

materially expanding the class eligible to receive awards under the Plan,

•

materially increasing the benefits accruing to participants under the Plan,

•

extending the period during which an option may be exercised beyond 10 years and

•

extending the termination date of the Plan.

Current NYSE rules also require shareholder approval of any other changes that would materially amend the Plan.

Certain Federal Income Tax Consequences

Section 162(m).  As discussed in the Compensation Committee Report on Executive Compensation above, under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1 million.  This limitation, however, does not apply to compensation that qualifies as “performance-based compensation” under Section 162(m).  If the shareholders approve the Revised Omnibus Plan, restricted stock awarded under the objective performance criteria established under the Revised Omnibus Plan will be eligible for such treatment.

Stock Options.  The grant of a stock option under the Plan creates no federal income tax consequences to the participant or the Company.  A participant who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise for each underlying share of common stock in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price.  The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant.  A subsequent disposition of common stock will generally give rise to capital gain or loss to the extent the amount realized from the disposition differs from the tax basis (i.e., the fair market value of common stock on the date of exercise).  This capital gain or loss will be a long-term or short-term capital gain or loss depending upon the length of time common stock is held prior to the disposition.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option for regular tax purposes (income equal to the excess of the fair market value of the common stock at such time over the exercise price is recognized for alternative minimum tax purposes).  Except as described below, any gain or loss realized by the participant on the disposition of common stock acquired pursuant to the exercise of an incentive stock option will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company.  If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the date of grant of the incentive stock option and one year from the date of exercise, the participant will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition or (b) the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price.  The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant.  Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.  This capital gain will be a long-term capital gain if the common stock has been held for more than one year from the date of exercise.

Stock Appreciation Rights.  The grant of a stock appreciation right will create no federal income tax consequences for the participant or the Company.  Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of common stock or other property received, except that if the participant receives an option or shares of restricted stock or restricted stock units upon exercise of a stock appreciation right, recognition of income may be deferred in accordance with the rules applicable to such other awards.  The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

Restricted Stock.  A participant will not recognize income at the time an award of restricted stock (including any related award of Units) is made under the Plan, unless the election described below is made.  A participant who has not made such an election will recognize ordinary income at the time the restrictions on the shares lapse in an amount equal to the fair market value of such shares at such time reduced by any amount paid for such shares.  The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income.  Any otherwise taxable disposition of shares after the time the restrictions lapse will generally result in capital gain or loss (long-term or short-term depending upon the length of time the shares are held after the time the restrictions lapse).  Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid.  The Company will generally be entitled to a corresponding compensation deduction for such dividends.  Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.  A participant may, within thirty days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award reduced by any amount paid for the restricted stock.  The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income.  If the election is made, then any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company.  Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period).  If the participant who has made an election subsequently forfeits shares, then the participant will not be entitled to recognize a capital loss equal to the amount the participant paid for such shares less the amount received upon forfeiture.  In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

Performance Shares.  The grant of performance shares (including any related award of Units) will create no income tax consequences for the participant or the Company.  Upon the receipt of cash or shares of Common Stock at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash or the fair market value of the shares of Common Stock received, except that if the participant receives shares of restricted stock or restricted stock units in payment of performance shares or performance units, recognition of income may be deferred in accordance with the rules applicable to such awards.  The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

Dividend Equivalents.  Any participant receiving dividend equivalents generally will recognize ordinary income equal to the dividend equivalents paid with respect to awards under the Plan.  The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by such participants.

New Plan Benefits

The Company cannot currently determine the number or type of awards that may be granted to eligible participants under the Revised Omnibus Plan in the future.  Such determinations will be made from time to time by the Committee.  In 2003, the Committee approved awards of stock options and restricted stock under the plan currently in effect to executive officers, which awards are not conditioned on shareholder approval of the Revised Omnibus Plan.  See “Directors’ Compensation” and “Executive Compensation.”  The Committee has not approved any awards that require shareholder approval of the Revised Omnibus Plan to be effective.

The Board of Directors unanimously recommends a vote “FOR” approval of the Omnibus Stock Incentive Plan.

PROPOSAL 4:  APPROVAL OF THE EMPLOYEE STOCK PURCHASE AND BONUS PLAN

The Company is asking shareholders to approve the Pentair, Inc. Employee Stock Purchase and Bonus Plan (the “ESPP”), originally adopted in 1977.  The Compensation Committee approved an amended and restated ESPP on February 25, 2004 to be effective May 1, 2004, subject to receiving shareholder approval.  The amended and restated ESPP will replace the version of this plan currently in effect.  The amended and restated ESPP will not become effective unless approved by the shareholders.  If the ESPP is not approved by the shareholders, the Compensation Committee will consider alternative means of incentivizing employees to become and remain shareholders of the Company.

As articulated in the Company’s compensation philosophy, the Company uses long-term compensation plans designed to enable all employees to be shareholders.  The ESPP provides an incentive (through the Company matching contribution) for all employees to become shareholders, thereby encouraging a broad based alignment with shareholder interests.  The ESPP currently has approximately 2,300 participants.  For 2003, the aggregate amount of the Company matching contributions for all participants was approximately $795,000.  We believe the benefits achieved through this plan are well worth this cost.  The plan operates through open market purchases at the prevailing market prices.

This plan has been in existence for over 25 years and is a highly visible and highly popular employee benefit.  The ESPP is the only broad-based contributory employee plan that specifically supports the Company’s compensation philosophy to align the interests of all employees with the interests of the shareholders and has proven to be an effective tool in driving broad-based stock participation for all employees.

The key points of the ESPP are:

•

Company matches 25% of the first $750 contributed by each employee per month through payroll deductions (a maximum match of $187.50 per employee per month) – effectively a 20% discount from market value;

•

Company match encourages employees to become shareholders;

•

broad-based participation;

•

not dilutive to existing shareholders through direct issuance of shares of Common Stock;

•

amount of Company match is capped; and

•

independent Compensation Committee oversight.

The Compensation Committee has adopted an amended and restated ESPP to comply with rules issued by the NYSE regarding equity compensation plans, to clarify administrative procedures, to incorporate prior amendments made since the most recent restatement and to limit the term of the plan to 10 years.  Capitalized terms have the meanings set forth in the ESPP, a copy of which is attached as Appendix H.  The following summary description of the ESPP is qualified in its entirety by reference to the attached plan document.

Eligibility

After 12 consecutive months of employment, U.S. employees of the Company (and its affiliates) who are at least 18 years of age, other than those covered by a collective bargaining agreement that does not provide for participation, are eligible to participate in the ESPP.  Currently, the Company estimates that there are approximately 9,300 employees who may be eligible to participate in the ESPP if they also meet the age and service requirements.

Contributions.

Participation in the ESPP is voluntary.  Upon making the appropriate election to participate, participants may make contributions under the Plan either through payroll deductions (minimum $10 per month, maximum the lesser of $750 per month or 15% of the participant's base salary) or by lump sum contributions (maximum $3,000 per quarter).  Persons who terminate participation may be restricted in the timing of their re-enrollment.

Employer Matching Contribution

Each month the Company (or the Affiliated Company that employs the participant) makes a matching contribution on behalf of each participant equal to 25% of the contribution made by such participant through payroll deductions (a maximum of $187.50 per employee per month).  No matching contribution is made with respect to lump sum contributions.  The matching contribution is taxable to the employee.  If a participant requests a cash distribution while still an employee that results in the sale of shares acquired within the preceding 12 months with payroll deductions, the participant's employer may cease to make matching contributions for such participant for up to 12 months.

Purchase of Stock

The Plan Agent uses contributions to purchase shares of Common Stock on the open market, which are allocated to the participants’ Accounts.  There is no limit on the number of shares of Common Stock that may be purchased.  Each participant is fully vested in his or her Account.

Voting and Dividends

Participants are entitled to vote the shares allocated to their respective Accounts.  Participants may not pledge or otherwise encumber the shares allocated to their Accounts.  Cash dividends received on shares held in participant Accounts are used to buy additional shares of Common Stock on behalf of such participants.

Ending Participation; Distributions

A participant may elect to cease participation at any time.  A person who ceases participation voluntarily or because they cease to be an Eligible Employee may request a full or partial cash or stock disposition from his or her Account.  Eligible Employees who voluntarily cease participation may be restricted from reentry into the ESPP until the following year.  A participant who ceases to be an Employee of the Company or any Affiliated Company receives a distribution from his or her Account and may elect whether to take a cash or stock distribution, with a stock distribution being made if no election is made.

Term; Amendments and Termination

The term of the Plan is 10 years from the effective date of May 1, 2004.  The Board, as a whole or acting through the Compensation Committee, has the power to amend or terminate the ESPP.  Current NYSE rules also require shareholder approval of any other changes that would materially amend the ESPP.

New Plan Benefits

The Company cannot currently determine the number of shares of Common Stock that may be purchased under the Plan in the future.

The Board of Directors unanimously recommends a vote “FOR” approval of the Employee Stock Purchase and Bonus Plan.

PROPOSAL 5:

APPROVAL OF THE INTERNATIONAL STOCK PURCHASE AND BONUS PLAN

The Company is asking shareholders to approve the Pentair, Inc. International Stock Purchase and Bonus Plan (the “ISPP”).  The Compensation Committee adopted an amended and restated ISPP on February 25, 2004 to be effective May 1, 2004, subject to receiving shareholder approval.  Like the ESPP, this plan is a component of the Company’s overall strategy to more closely align employee and shareholder interests.  The purpose of the ISPP is to provide employees of Pentair's international branches and subsidiaries an opportunity to purchase shares of Common Stock, on comparable terms to those available to U.S. employees under the ESPP, thereby adding to their incentive to achieve goals increasing shareholder value and further aligning our employees' interests with those of our shareholders.  The ISPP currently has approximately 165 participants. For 2003, the aggregate amount of the Company matching contributions was $68,586.  The amended and restated ISPP will replace the version of this plan currently in effect.  The amended and restated ISPP will not become effective unless approved by the shareholders.  If the ISPP is not approved by the shareholders, the Compensation Committee will consider alternative means of incentivizing employees to become and remain shareholders of the Company.

The Company first adopted an International Stock Purchase and Bonus Plan in 1998.  The Compensation Committee has adopted an amended and restated ISPP to comply with rules issued by the NYSE regarding equity compensation plans, to clarify administrative procedures, to incorporate prior amendments and to limit the term of the plan to 10 years.  Capitalized terms have the meanings set forth in the ISPP, a copy of which is attached as Appendix I.  The following summary description of the ISPP is qualified in its entirety by reference to the attached plan document.

Eligibility

After one year of continuous employment, employees of the Company's non-U.S. branches and subsidiaries identified in the ISPP (the “Participating International Affiliates”) who are at least 18 years of age and who work or are scheduled to work a minimum of 15 hours per week are eligible to participate in the ISPP.  The Company estimates that there are approximately 1,900 employees who work for Participating International Affiliates and may be eligible to participate in the ISPP if they meet the age and service requirements.

Contributions

Participation in the ISPP is voluntary.  Upon making the appropriate election to participate, participants may make contributions under the Plan either through payroll deductions  or by lump sum contributions, with minimum and maximum contributions comparable to those for the ESPP, but specified in the currency used by the respective Participating International Affiliate.  Persons who terminate participation may be restricted on the timing of their re-enrollment.

Employer Matching Contribution

Each month the Participating International Affiliate who employs the participant makes a matching contribution on behalf of each participant equal to 25% of the contribution made by such participant through payroll deductions.  No matching contribution is made with respect to lump sum contributions.  If a participant requests a cash distribution while still an employee that results in the sale of shares acquired within the preceding 12 months with payroll deductions, the participant's employer may cease to make matching contributions for such participant.

Purchase of Stock

The Plan Agent uses contributions to purchase shares of Common Stock at prevailing market values on the open market, which are allocated to the participant Accounts.  The Plan is not dilutive to our existing shareholders through direct issuance of Common Stock. There is no limit on the number of shares of Common Stock that may be purchased.

Voting and Dividends

A participant is fully vested in his or her Account.  Participants are entitled to vote the shares allocated to their respective Accounts.  Participants may not pledge or otherwise encumber the shares allocated to their Accounts.  Cash dividends received on shares held in participant Accounts are used to buy additional shares of Common Stock on behalf of such participants.

Ending Participation; Distributions

A participant may elect to cease participation at any time.  A person who ceases participation voluntarily or because they cease to be an Eligible Employee may request a full or partial cash or stock distribution from his or her Account.  Eligible Employees who voluntarily cease participation may be restricted from reentry into the ISPP until the following year.  A participant who ceases to be an employee of a Participating International Affiliate may request a distribution from his or her Account and may elect to take a cash or stock distribution, with a stock distribution being made if no election is made.  The Trustee may terminate a participant's Account if the participant dies or terminates employment with a Participating International Affiliate.

Term; Amendments and Termination

The term of the Plan is 10 years from the effective date of May 1, 2004.  The Board, as a whole or acting through the Compensation Committee, has the power to amend or terminate the ISPP.  Current NYSE rules also require shareholder approval of any other changes that would materially amend the ISPP.

New Plan Benefits

The Company cannot currently determine the number of shares of Common Stock that may be purchased under the Plan in the future.

The Board of Directors unanimously recommends a vote “FOR” approval of the International Stock Purchase and Bonus Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for assisting the Board with oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements, including the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independence and qualifications of the Company’s external auditor and the performance of the Company’s internal audit function and of the external auditor.  The Audit Committee is directly responsible for the appointment, compensation, terms of engagement (including retention and termination) and oversight of the work of the external auditor.

On February 25, 2004, the Audit Committee revised its Charter, which is attached as Appendix B to this Proxy Statement, to comply with NYSE and SEC rules.

The Board has determined that all of the members of the Audit Committee are independent in accordance with the NYSE and SEC rules for independence of Audit Committee members.

The Audit Committee has (a) reviewed and discussed the Company’s audited financial statements with management; (b) discussed with the Company’s independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received from the auditors disclosures regarding the auditors’ independence in accordance with Independence Standards Board Standard No. 1 and discussed with the auditors the auditors’ independence; and (d) considered whether the level of non-audit services provided by Deloitte & Touche LLP is compatible with maintaining the independence of its auditors.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2003 be included in the Company’s 2003 Annual Report on Form 10-K for filing with the SEC.  In addition, the Audit Committee, through its Chair, reviewed the Company’s 2003 quarterly results prior to public release.

The Audit Committee also reviews and approves the external auditor’s engagement and audit plan, including fees, scope, staffing and timing of work.  In addition, the Audit Committee Charter limits the types of non-audit services that may be provided by the independent auditor.  Any permitted non-audit services to be performed by the independent auditor must be pre-approved by the Audit Committee after the Committee is advised of the nature of the engagement and particular services to be provided.  The Committee pre-approved audit fees and all permitted non-audit services of the independent auditor in 2003.  Responsibility for this pre-approval may be delegated to one or more members of the Committee; all such approvals, however, must be disclosed to the Audit Committee at its next regularly scheduled meeting.  The Audit Committee may not delegate authority for pre-approvals to management.

Audit Committee

Karen E. Welke, Chair

Glynis A. Bryan

David A. Jones

Augusto Meozzi

PROPOSAL 6:  RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR 2004

Deloitte & Touche LLP, independent certified public accountants, have been the auditors for the Company since 1977.  The Audit Committee has selected Deloitte & Touche LLP to continue as the Company's independent auditors for 2004.  The Board requests that the shareholders ratify such appointment.  If the appointment of Deloitte & Touche LLP is not ratified by the shareholders, the Audit Committee will make another appointment effective for the subsequent fiscal year.  Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent auditor at anytime it believes such change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.  Further information about the services of Deloitte & Touche, including the fees paid in 2002 and 2003, is set forth below.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP.

INDEPENDENT AUDITOR FEES

During fiscal year 2003, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”), provided various audit, audit-related, tax and other permitted non-audit services to the Company as follows (in thousands):

		2003	2002
a)	Audit fees, including aggregate fees for the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, statutory audits and review of SEC filings	$2,089	$1,265
b)	Audit-related fees, including acquisitions and divestitures, systems internal control assessments, employee benefit plan audits, accounting research and certain other attest services	475	946
	Total audit and audit-related fees	2,564	2,211
c)	Tax fees, including tax consulting and tax return preparation*	1,366	671
d)	All other fees, including actuarial services (2002 and 2003) and systems consulting and internal audit services (2002)	527	2,438

	Total fees paid to Deloitte Entities*	$4,457	$5,320

*Due to clerical error, approximately $113,000 of the fees for work performed in 2002 related to tax compliance services were inadvertently omitted from the fees disclosed in the Company’s proxy statement for its 2003 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations from the Company's officers and directors, the Company believes that all of its directors and officers complied on a timely basis with Section 16(a) filing requirements for the fiscal year ended December 31, 2003.

FUTURE PROPOSALS

The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is November 19, 2004.  A shareholder who otherwise intends to present business at the 2005 Annual Meeting must comply with the requirements set forth in the Company’s By-Laws.  The By-Laws state, among other things, that to bring business before an annual meeting, a shareholder must give written notice that complies with the By-Laws to the Secretary of the Company not less than 45 days nor more than 70 days prior to the first annual anniversary of the date the Company first mailed its proxy statement to shareholders in connection with the immediately preceding annual meeting.  Accordingly, the Company must receive notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 by February 2, 2005.  If the notice is received after February 2, 2005, then the notice will be considered untimely and the Company is not required to present such proposal at the 2005 Annual Meeting.  If the Board chooses to present a proposal submitted other than pursuant to Rule 14a-8 at the 2005 Annual Meeting, then the persons named in the proxies solicited by the Board for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal.  Shareholder proposals should be sent to the Company at its principal executive offices:  5500 Wayzata Boulevard, Suite 800, Golden Valley, MN 55416, Attention:  Secretary.

APPOINTMENT, REVOCATION AND VOTING OF PROXY

Shareholders whose shares are registered directly with the Company’s transfer agent can appoint a proxy by telephone, by Internet or by mailing their signed proxy card in the enclosed envelope.  Please refer to the instructions included on the accompanying proxy to vote by proxy.  Shareholders who hold shares in street name through a bank, broker or other record holder may vote by the methods that their bank or broker makes available, in which case the bank or broker will include instructions with this proxy statement.  Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that the shareholders must bear.

Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy or (3) attending the Annual Meeting and casting his or her votes personally.

A majority of the outstanding shares will constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  The affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote on the election of directors and other proposals presented to shareholders and present in person or by proxy at the Annual Meeting is required for the election to the Board of each director nominee and for approval of such proposals.  Pursuant to Minnesota law and the Company's Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals.  Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the directors and the other proposals set forth in this Notice of Annual Meeting of Shareholders.  As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment.  The Company does not presently know of any other business.

SOLICITATION

The cost of soliciting proxies and the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company.  In addition to this mailing, proxies may be solicited personally or by telephone or electronic communication by regular employees of the Company.  Assistance in the solicitation of proxies is also being rendered by Morrow & Co., 445 Park Avenue, New York, New York, at a cost to the Company of $8,500 plus expenses.  Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions, for which the Company will reimburse such organizations for their expense in so doing and will pay all costs of soliciting the proxies.

2003 ANNUAL REPORT ON FORM 10-K

Any security holder wishing to receive, without charge, a copy of the Company’s 2003 Annual Report on Form  10-K (without exhibits) filed with the Securities and Exchange Commission should write to Pentair, Inc., 5500 Wayzata Boulevard, Suite 800, Golden Valley, MN 55416, Attention:  Secretary.

REDUCE DUPLICATE MAILINGS

To reduce duplicate mailings, we are now sending only one copy of any proxy statement or annual report to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders.  Upon written or oral request, the Company will promptly deliver a separate copy of the annual report or proxy statement to a shareholder at a shared address.

If you wish to receive separate copies of each proxy statement and annual report please notify us by writing or calling Pentair, Inc., 5500 Wayzata Boulevard, Suite 800, Golden Valley, MN  55416, Attention:  Secretary, Telephone: (763) 545-1730 or (800) 328-9626.

If you are receiving duplicate mailings, you may authorize us to discontinue mailings of multiple proxy statements and annual reports.  To discontinue duplicate mailings, notify us by writing or calling Pentair, Inc., 5500 Wayzata Boulevard, Suite 800, Golden Valley, MN  55416, Attention:  Secretary, Telephone: (763) 545-1730 or (800) 328-9626.

APPENDIX A

PENTAIR, INC.

CORPORATE GOVERNANCE PRINCIPLES

Selection and Composition of the Board

1)

Board Membership Criteria

The Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. Recognizing that the contribution of the Board will depend not only on the character and capacities of the Directors taken individually, but also on their collective strengths, the Board should be composed of:

a.

Directors chosen with a view to bringing to the Board a variety of experience and background;

b.

Directors who will form a central core of business executives with financial expertise;

c.

Directors who have substantial experience outside the business community – in the public, academic or scientific communities, for example;

d.

Directors who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies;

e.

At least one Director who has the requisite experience and expertise to be designated as an “audit committee financial expert” as defined by applicable rules of the Securities and Exchange Commission; and

f.

A majority of Directors who are Independent (as defined below).

The Governance Committee and the full Board believe the following minimum qualifications must be met by a Director nominee to be recommended by the Governance Committee to the full Board:

a.

each Director should be chosen without regard to sex, race, religion or national origin.

b.

each Director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

c.

each Director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

d.

each Director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

e.

each Director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

f.

each Director should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency and be committed to enhancing long-term shareholder value.

2)

Selection and Orientation of New Directors

The Board itself is responsible for selecting its own members and recommending them for election by the shareholders. The Board delegates the screening process involved to the Governance Committee, which recommends to the Board the names of qualified candidates to be nominated for election or re-election as Directors in accordance with the criteria set forth in these Corporate Governance Principles and the Governance Committee Charter. The Board and the Company have implemented an orientation process for new Directors that includes background material, meetings with senior management and visits to Company facilities.

The Governance Committee will consider persons recommended by shareholders to become nominees for election as Directors in accordance with the criteria set forth in these Corporate Governance Principles.  Recommendations for consideration by the Governance Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee.  The Company’s bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by shareowners.

3)

Extending the Invitation to a Potential Director to Join the Board

The invitation to join the Board should be extended by the Board itself via the Chairman of the Board and Chief Executive Officer of the Company, together with an independent director, when appropriate.

Board Leadership

4)

Selection of Chairman and Chief Executive Officer

The By-Laws of the Company permit the Chairman of the Board and the Chief Executive Officer to be the same or different persons.  The Board is free to make this choice in any way that the Board deems to be in the best interests of the Company and its shareholders.

Therefore, the Board does not have a policy, one way or the other, on whether or not the role of the Chairman of the Board and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the non-employee Directors or be an employee.

Board Composition and Performance

5)

Size of the Board

The Board is limited to ten members by the By-Laws of the Company. The consensus of the Board is that this is an appropriate size. Any change to the size of the Board would require an amendment to the By-Laws of the Company in such a way that shareholder approval of that change would be required.

6)

Mix of Management and Independent Directors

At least a majority of the Board shall be Independent Directors. The Board believes that management should encourage executive officers to understand that Board membership is not necessary or a prerequisite to any higher management position in the Company. Executive officers other than the Chief Executive Officer currently attend portions of Board meetings on a regular basis even though they are not members of the Board.

7)

Board Definition of What Constitutes Independence for Directors

For a Director to qualify as “Independent”:

a.

The Board of Directors must affirmatively determine that the Director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company) that would prevent the Director from acting independently of management of the Company, taking into account all relevant facts and circumstances.  The Board shall consider both from the standpoint of the Director and from the standpoint of the persons or organizations with which the Director has an affiliation.  Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

b.

Presently and within the immediately preceding three (3) year period:

(i)

the Director shall not be or have been an employee of the Company or any affiliate of the Company, other than as interim CEO or Chairman; an Immediate Family Member shall not be an executive officer of the Company or any affiliate of the Company;

(ii)

the Director shall not be or have been affiliated with or employed by a present or former (during the immediately preceding three (3) year period) internal or external auditor of the Company; an Immediate Family Member shall not be or have been affiliated with or employed in a professional capacity by a present or former (during the immediately preceding three (3) year period) internal or external auditor of the Company;

(iii)

neither the Director nor an Immediate Family Member shall  be or have been employed (during the immediately preceding three (3) year period) as an executive officer of another company where an executive officer of the Company serves on the compensation committee of such other company;

(iv)

the Director shall not be an executive officer or an employee of another company (A) that accounts for at least $1 million or two percent (2%), whichever is greater, of the Company’s consolidated gross revenues or (B) for which the Company accounts for at least $1 million or two percent (2%), whichever is greater, of such other company’s consolidated gross revenues; an Immediate Family member shall not be an executive officer of another company (A) that accounts for at least $1 million or two percent (2%), whichever is greater, of the Company’s consolidated gross revenues or (B) for which the Company accounts for at least $1 million or two percent (2%), whichever is greater, of such other company’s consolidated gross revenues; or

(v)

neither the Director nor an Immediate Family Member shall receive or have received more than $100,000 per year during the immediately preceding three (3) year period in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation, so long as such compensation is not contingent in any way on continued service).

c.

For purposes of the independence determination,

“Immediate Family Member” includes a Director’s spouse, parents, children, siblings, mothers and father-in-law, sons and daughters-in-law and brothers and sisters-in-law and anyone who shares the same home  as such Director (other than domestic employees).

“Company” includes any parent or subsidiary in a consolidated group with the Company.”

8)

Former Chairman/Chief Executive Officer’s Board Membership

The Board believes this is a matter to be decided in each individual instance.  When a Chairman of the Board or Chief Executive Officer resigns from that position, he or she shall submit his or her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter to be determined by the Governance Committee and the Board. A former Chairman or Chief Executive Officer serving on the Board will not be considered an independent Director.

9)

Directors Who Change Their Present Job Responsibility

When a Director’s principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, the Director shall tender a letter of resignation to the Governance Committee. The Committee will review whether the new occupation, or retirement, of the Director is consistent with the specific rationale for originally selecting that individual and the guidelines for Board membership. The Committee will recommend to the Board any action to be taken in connection therewith.

All Directors are encouraged to limit the number of other boards (excluding non-profits) on which they serve, taking into account potential board attendance, participation and effectiveness on these boards. In order to permit more effective participation by every Director, the Board has determined to limit the number of Boards of Directors on which any Director may sit to four Boards in addition to the Company’s.  All Directors should also advise the Chairman of the Board and the Chairman of the Governance Committee in advance of accepting an invitation to serve on another board.  If a Director desires to accept a position on the Board of another public company, that Director must confirm to the Board of the Company that he or she has the time and the capability, notwithstanding the new position, to fulfill his or her responsibilities as a Director of the Company.

10)

Term Limits

The Board has adopted term limits for non-employee Directors.  Each non-employee Director must retire at the first annual meeting of the Company’s shareholders immediately following the twelfth anniversary of his or her initial election to the Board by the shareholders.

11)

Election of Directors Following Appointment

The Board may, but need not, appoint Directors at any time to fill vacancies on the Board.  Pentair’s Articles of Incorporation require that each appointed Director must stand for election at the next succeeding annual meeting of shareholders for the remaining term of the class of Directors to which he or she was appointed.

12)

 Retirement Age

A Director must retire at the first annual meeting of the Company’s shareholders immediately following such Director’s 70th birthday.

13)

Board Compensation

It is appropriate for the staff of the Company to report once a year to the Governance Committee the status of the Pentair Board compensation in relation to its peers and the targeted comparable companies.  As part of a Director's total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a Director's compensation should be provided and held in stock options and/or common stock units.

Compensation for non-employee Directors and Committee chairpersons shall be consistent with the market practices of other reasonably comparable companies, but shall not be at a level or in a form that would call into questions the Board’s objectivity.  Directors who are employees of the Company will receive no additional compensation for serving as a Director of the Company.

Changes in Board compensation, if any, should come at the suggestion of the Governance Committee, but with full discussion and concurrence by the Board.

14)

Executive Sessions of Independent Directors

The non-management Directors of the Board will meet in Executive Session at each regular and special meeting of the Board.  If the non-management Directors include directors who are not Independent Directors, then the Independent Directors will meet at least once a year in Executive Session including only Independent Directors.  Executive Sessions will be chaired by the Independent Lead Director selected by the Board.

15)

Assessing the Board's Performance

The Governance Committee is responsible to report annually to the Board an assessment of the Board's performance.  In addition, each Committee is responsible to report annually to the Board an assessment of that Committee’s performance.  These assessments will be discussed with the full Board, which will evaluate whether the Board and its committees are functioning effectively.  This should be done following the end of each fiscal year and at the same time as the report on Board membership criteria.

These assessments should be of the Board's contribution as a whole and specifically review areas in which the Board and/or the management believes a better contribution could be made in order to increase the effectiveness of the Board.

16)

Director Continuing Education

All Directors are encouraged to attend appropriate director continuing education programs.  The fees for such programs, and reasonable travel and out-of-pocket expenses, will be paid by the Company to the extent not paid or reimbursed by any other organization.

Responsibilities of the Board

17)

Responsibilities and Duties

The primary responsibility of the Board is to oversee the performance of the Company, its plans and prospects, as well as immediate issues facing the Company. Directors are expected to attend all scheduled meetings of the Board and the Committees on which they serve and all meetings of shareholders.  In addition to its general oversight of management, the Board (either directly or through its committees) also performs a number of specific functions, including:

a.

Representing the interests of the Company’s shareholders in maintaining and enhancing the success of the Company’s business, including optimizing long-term returns to increase shareholder value;

b.

Selecting, evaluating and compensating a well-qualified Chief Executive Officer of high integrity, and overseeing Chief Executive Officer succession planning;

c.

Providing counsel and oversight on the selection, evaluation, development and compensation of senior management;

d.

Reviewing, approving and interacting with senior management with respect to the Company’s fundamental financial and business strategies and major corporate actions, including strategic planning, management development and succession, operating performance and shareholder returns;

e.

Assessing major risks facing the Company and reviewing options for their mitigation;

f.

Ensuring processes are in place for maintaining the integrity of the Company, the integrity of its financial statements, the integrity of its compliance with law and ethics, the integrity of its relationships with customers and suppliers and the integrity of its relationships with other stakeholders; and

g.

Providing general advice and counsel to the Chairman of the Board, Chief Executive Officer and other senior management personnel.

18)

 Board Access to Independent Advisors

Directors are authorized to retain and consult with independent advisors, as is necessary and appropriate, without consulting management.

19)

Shareholder Communications with Directors

Shareholders and other interested parties may communicate with the full Board, non-management Directors as a group or individual Directors, including the Lead Director, if any, or the Director  who chairs Executive Sessions, by providing such communication in writing to the Company’s Secretary, who will directly provide such communication to the full Board or specified Directors, as the case may be.

Board Relationship to Senior Management

20)

Regular Attendance of Non-Directors at Board Meetings
Senior management non-Board members may attend the meetings of the Board at its discretion.  In addition, the Board may request the attendance of other individuals as necessary or appropriate.

21)

Board Access to Senior Management

Board members have complete access to the Company’s management. Board members will use their judgment to be sure that this contact is not distracting to the business operation of the Company.

Furthermore, the Board encourages the management to, from time to time, bring managers into Board meetings who:  (a) can provide additional insight into the items being discussed because of personal involvement in these areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

Meeting Procedures

22)

Selection of Agenda Items for Board Meetings

The Chairman of the Board will establish the agenda for each Board meeting in consultation with the Lead Director.  Each Board member is free to request the inclusion of additional items on the agenda.

23)

Board Materials Distributed in Advance

Information and data that is important to the Board's understanding of the business will be distributed in writing to the Board before the Board meets with reasonable time provided for review.

24)

Board Presentations

As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board members are adequately informed and prepared and discussion time focused on questions that the Board has about the material.

Committee Matters

25)

Number, Structure and Independence of Committees

From time to time, the Board may want to form a new committee or disband a current Committee depending upon the circumstances.  The current four committees are Audit and Finance, Compensation, Governance, and International. The Audit and Finance, Compensation and Governance committees shall be composed solely of Independent directors.

26)

Assignment and Rotation of Committee Members

The Governance Committee is responsible, after consultation with the Chairman of the Board and with consideration of the desires of individual Board members, for the assignment of Board members to various committees.

It is the sense of the Board that consideration should be given to rotating Committee members periodically, but the Board does not believe that such a rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual Director's committee membership for a longer period.

Any Board member is welcome to attend the meetings of any Committee of the Board, whether or not a member of such Committee.

27)

Frequency and Length of Committee Meetings

The Committee Chair, in consultation with committee members, will determine the frequency and length of the meetings of the Committee.

28)

Committee Agenda

The Chair of the Committee, in consultation with the appropriate members of the Committee and management, will develop the Committee's agenda.

Leadership Development

29)

Formal Evaluation of the Chairman and the Chief Executive Officer

The Compensation Committee and the other Independent Directors shall make this evaluation annually, and it should be communicated to the Chief Executive Officer by the Chair of the Compensation Committee. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation will be used by Committee in the course of its deliberations when considering the compensation of the Chief Executive Officer.

30)

Succession Planning

The Governance Committee and the Chief Executive Officer will provide to the Board an annual report on succession planning.

There should also be available to the Governance Committee, on a continuing basis, the Chief Executive Officer's recommendation as a successor should the Chief Executive Officer be unexpectedly disabled.  If such a vacancy occurs, the Governance Committee shall recommend a successor, whether interim or permanent, to the Board.

*     *     *

Nothing in these Corporate Governance Principles is intended to expand the fiduciary duty or other legal obligations of Board members or officers of the Company beyond those provided for under applicable law or regulation.

APPENDIX B

PENTAIR, INC.

AUDIT COMMITTEE CHARTER

The Audit and Finance Committee is responsible for:

(a)

assisting the Board of Directors with  oversight of the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, including

(i)

the integrity of the Company’s financial statements,

(ii)

the Company’s compliance with legal and regulatory requirements,

(iii)

the independence and qualifications of the Company’s external auditor; and

(iv)

the performance of the Company’s internal audit function and of the external auditor;

and

(b)

preparing the report that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement.

The Committee at least quarterly shall meet separately as a committee with the Company’s senior financial management, with the Company’s senior internal audit staff, and with the external auditor.  In addition, the Committee shall meet separately or with management, other personnel, and its advisors as frequently as it shall determine necessary or appropriate in its reasonable judgment to perform its duties hereunder.  It shall meet periodically with the Company’s General Counsel to review legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or government agencies.

The Committee shall generally be referred to as the Audit Committee.

1.

Committee Composition.  The Audit Committee shall consist of at least three directors, all of whom shall be Independent, as defined below, and financially literate.  All members of the Committee shall be directors of the Company.  In addition, at least one member of the Committee shall be an Audit Committee Financial Expert, as determined by the Board of Directors.  The members of the Audit Committee, and its Chairperson, will be appointed by the Board of Directors on the recommendation of the Governance Committee.  Any member of the Audit Committee may be removed by a majority vote of the Board of Directors.  If an Audit Committee member simultaneously serves on the audit committee of more than two other public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and disclose such determination in the Company’s annual proxy statement.

Each Committee member will submit an annual statement to the Board of Directors confirming compliance with these independence requirements.

Qualifications

“Audit Committee Financial Expert” shall mean a person who has, through

(i)

education and experience as a public accountant, auditor, principal financial officer, controller, or principal accounting officer or experience in one or more positions that involve the performance of similar functions,

(ii)

experience actively supervising a public accountant, auditor, principal financial officer, controller, or principal accounting officer or other person performing similar functions,

(iii)

experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or

(iv)

other relevant experience,

the following attributes:

(a)

an understanding of generally accepted accounting principles (“GAAP”) and financial statements;

(b)

an ability to assess the general application of such principles in connection with the  accounting for estimates, accruals, and reserves;

(c)

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)

an understanding of internal controls and procedures for financial reporting; and

(e)

an understanding of audit committee functions.

For a director to qualify as “Independent” for the purposes of this Charter, the director must satisfy the definition of Independent as set forth in the Company’s Corporate Governance Principles. In addition:

(a)

The director may not, other than in his or her capacity as member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any affiliate (as defined and interpreted pursuant to SEC rules).

(b)

Other than in his or her capacity as a member of the Board of Directors or any committee thereof, the director may not be an affiliated person of the Company or any of its subsidiaries (as defined and interpreted pursuant to SEC rules).

2.

Hiring and Independence of External Auditors.  The Audit Committee is directly responsible for the appointment, compensation, evaluation, terms of engagement (including retention and termination) and oversight of the independent registered public accounting firm chosen to serve as external auditor of the Company for the purpose of preparing or issuing an audit report or related work, and for rendering opinions reflecting proper compliance with GAAP and various financial accounting standards.  The external auditor shall report directly to the Audit Committee.

(a)

The external auditor appointed by the Committee shall, in the opinion of the Committee, be independent of the Company.  An external auditor does not meet the independence requirement of this Charter if a chief executive officer, controller, chief financial officer, chief accounting officer, any person serving in an equivalent position for the Company or any person in a position to, or that does, exercise influence over the contents of the Company’s financial statements or anyone who prepares them, was employed by the external auditor and participated in any capacity in the audit of the Company during the one year period preceding the date of the initiation of the audit.

(b)

The Committee shall require the external auditor to submit  to the Committee, on at least an annual basis, a formal written statement delineating all relationships between the external auditor and the Company; shall actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor.

(c)

On an annual basis, the Committee shall be responsible for obtaining and reviewing a report by the external auditor describing: (i) the external auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditor, and (iii) any steps taken to deal with any such issues.

(d)

In appointing an external auditor, the Committee shall require audit partner rotation at least every 5 years, after the effective date of any transition time periods under applicable SEC and other rules and regulations.

(e)

The Committee shall report periodically to the Board regarding its determinations and findings with respect to the independence and qualifications of the external auditor.

(f)

The Committee shall set clear policies for the hiring by the Company of employees or former employees of the external auditors who participated in any capacity in the audit of the Company.

3.

Audit Services and Permitted Non-Audit Services; Conduct of Audit.  The Audit Committee is responsible for approving all auditing services (including providing comfort letters in connection with securities underwritings) and all Permitted Non-Audit Services, proposed to be provided by the external auditor, prior to the rendering of such services.

(a)

The Committee shall review and approve the external auditor’s audit plan including scope, staffing and timing of work.

(b)

“Permitted Non-Audit Services” shall mean such non-audit services, including tax services, that are permitted by law and applicable rules and regulations, but shall not include the following services, after the effective date of any transition time periods under applicable SEC and other rules and regulations:

(i)

bookkeeping or other services related to the accounting records or financial statements of the company;

(ii)

financial information systems design and implementation;

(iii)

appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)

actuarial services related to financial statement amounts or disclosures;

(v)

internal audit outsourcing services;

(vi)

management functions or human resources;

(vii)

broker or dealer, investment adviser, or investment banking services;

(viii)

legal services; or

(ix)

expert services unrelated to the audit.

(c)

The Committee may delegate authority to approve Permitted Non-Audit Services to one or more members of the Committee, provided that such approvals are disclosed to the Audit Committee at its next regularly scheduled Committee meeting, and shall cause such approved non-audit services to be disclosed in the Company’s periodic reports in accordance with SEC rules.

(d)

The Committee shall receive reports from the external auditor regarding:

(i)

all critical accounting policies and practices to be used in the audit;

(ii)

all alternative treatments of financial information within GAAP that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor;

(iii)

other material written communications between the external auditor and management of the Company, such as any management letter or schedule of unadjusted differences.

(e)

The Committee shall review with the external auditor any audit problems or difficulties and management’s response, including any restrictions on the scope of the external auditor’s activities or on access to requested information, and any significant disagreements with management, such as

(i)

any accounting adjustments that were noted or proposed by the auditor but were “passed” as immaterial or otherwise;

(ii)

any communications between the audit team and the external auditor’s national office respecting auditing or accounting issues presented by the engagement; or

(iii)

any management or internal control letter issued or proposed to be issued by the external auditor to the Company.

(f)

Discuss with the external auditor such other matters as it deems relevant in its judgment or those required to be discussed by applicable laws, rules, regulations and accounting standards, including Statement on Auditing Standards No. 61, relating to the conduct of the audit.

4.

Financial Statements; Accounting Practices and Policies.  With regard to the Company’s financial statements and accounting practices and policies, the Committee shall:

(a)

Meet with management to review the annual audited financial statements and discuss major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

(b)

Review significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

(c)

Review and discuss with management and the external auditor the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

(d)

Review major changes to the Company’s auditing and accounting principles and practices as suggested by the external auditor, internal auditor or management.

(e)

Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

(f)

Be responsible for resolution of disagreements between management of the Company and the external auditor regarding financial reporting.

5.

Risk Management.  The Committee shall review and discuss policies with respect to risk assessment and risk management, and advise management of any suggested additions or changes to such policies and guidelines that govern the process by which risk assessment and risk management is handled.    It is the Audit Committee’s responsibility to meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.

Internal Audit Function.  With regard to the Company’s internal audit practices, the Committee shall:

(a)

Perform a general oversight function assuring adequate competent staff and sufficient internal control policies to ensure the integrity of the Company’s financial reporting process.

(b)

Review the performance of the internal audit department.

(c)

As appropriate, review significant reports to management prepared by the internal audit department and management’s responses.

(d)

Discuss with the external auditor, the appropriate responsibilities, budget and staffing of the Company’s internal audit function, as well as any limitation on the internal audit that the external auditor is aware of.

7.

Procedure for Reporting Accounting and Auditing Concerns.  The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

8.

Disclosures Regarding Controls.  The Audit Committee shall review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer, or their equivalent, during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

9.

Outside Advisors.  The Audit Committee shall have the authority to retain additional legal, accounting or other advisers, as it deems necessary to advise the Committee.  The Audit Committee shall obtain advice from such advisers as the Audit Committee deems necessary to carry out its duties.  The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the outside auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Committee.  The Audit Committee may request any officer or employee of the Company or the Company’s or Committee’s outside counsel or external auditor, or other consultants and advisors to attend a meeting of the Committee or to meet with any members of the Committee.

10.

Other Duties and Responsibilities.  The Audit Committee shall:

(a)

Review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for its review and approval.

(b)

Prepare the report required by the rules of SEC to be included in the Company’s annual proxy statement regarding the activities of the Audit Committee and shall submit all required certifications to the appropriate exchanges.

(c)

Perform an annual performance evaluation of the Audit Committee.

(d)

Reports its activities to the Board of Directors at each Board meeting.

(e)

Perform such other duties as delegated to it from time to time by the Board of Directors.

11.

Finance Oversight.  In addition to its responsibilities for oversight of the Company’s accounting and financial reporting process, the Audit Committee also provides oversight for the financing strategy, investment policies and financial condition of the Company.  The Committee shall conduct reviews, receive reports, provide direction to management and counsel to the Board of Directors concerning matters within the scope of this responsibility.

In order to accomplish its objectives, in consultation with management and legal counsel, as the Committee deems necessary or appropriate, the Committee shall have the following specific responsibilities and authority:

(a)

Shall conduct reviews jointly with management prior to making recommendations regarding:

(i)

Changes in company capital structure.

(ii)

Sales or repurchases of equity and long-term debt.

(iii)

The financing of major capital expenditure programs.

(iv)

The financing of acquisitions, divestitures, joint ventures,

partnerships or other combinations of business interests.

(v)

Annual financial performance objectives as developed by

management.

(vi)

Dividend policy and declarations.

(vii)

The use of any derivative related instruments, including its use to manage currency and interest exposure.

(viii)

Foreign currency positions.

(b)

Shall review investment policies and practices as follows:

(i)

Review investment policies relating to the Company’s qualified employee plans and approve any material changes to such policies.

(ii)

Receive and review written semi-annual investment performance reports.

(iii)

Review annually management’s reports regarding the effectiveness of trustees and performance of investment managers relative to established benchmarks.

(iv)

Report investment results to the Board of Directors annually and, as conditions may require, report on the result of any specific inquiries and analysis.

(v)

As to the 401(k) plans, review (a) the criteria for selecting funds to be offered to participants and (b) the performance and related risks of each fund.

(c)

If appropriate and necessary to receive information not otherwise available, contact directly outside investment managers and advisors and such other persons within or outside of the company.

APPENDIX C

PENTAIR, INC.

COMPENSATION COMMITTEE CHARTER

The Compensation Committee has overall responsibility for compensation actions affecting the Company’s chief executive officer (the “CEO”) and other officers elected by the Board of Directors from time to time (collectively, “Officers”).  Each member of the Committee shall be (a) an Independent director (as defined in the Company’s Corporate Governance Principles), (b) a “Non-Employee Director” under the qualifications set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and (c) an “outside director” for purposes of Section 162(m)(4)(C) of the Internal Revenue Code.  The members of the Compensation Committee, which shall be at least three in number, and its Chairperson will be appointed by the Board of Directors on the recommendation of the Governance Committee.  Any member of the Compensation Committee may be removed by a majority vote of the Board of Directors.

The Committee shall meet separately or with management, other personnel and its advisors as frequently as it shall determine necessary or appropriate in its reasonable judgment to perform its duties hereunder.

The Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to shareholders relating to the Company’s compensation philosophy and practices for Officers and administration of the Company’s various employee benefit plans.  In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the Company’s financial management and, if appropriate, independent outside professional compensation advisors.

In carrying out these responsibilities, the Committee will:

1.

Adopt an executive compensation strategy consistent with the Company’s plans and objectives and linked to the Company’s pay for performance philosophy. The Committee shall review and approve corporate goals and objectives relevant to the CEO’s compensation.

2.

Review and establish all compensation arrangements and agreements between the Company and Officers, and other senior executives, and take all necessary salary actions in the form of written resolutions.  Such arrangements may include, but not be limited to cash compensation, bonuses, stock options, restricted stock awards, insurance, retirement, other benefits and other perquisites.

3.

With respect to the CEO, be responsible for evaluating, at least annually, the CEO’s performance in light of the Company’s goals and objectives, and shall set the CEO’s compensation level based on this evaluation.

(a)

In determining the long-term incentive component of the CEO’s compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in prior years.

(b)

All Independent directors on the Board of Directors shall be given the opportunity to give input on the performance of the CEO in connection with the annual performance review conducted by the Committee.

4.

Supervise participation in all stock plans (Omnibus Stock Incentive Plan, Stock Bonus Purchase Plan, RSIP Plus, etc.) and grant awards under these stock plans consistent with each plan’s intended purpose.

5.

Periodically review the competitiveness of major compensation, bonus, stock incentive, retirement and savings plans, the Company’s retirement program philosophy, and the adequacy of retirement benefits, savings programs, and retirement planning programs for all categories of employees.

6.

Meet with the CEO, Human Resources management, legal counsel, and if deemed appropriate, independent outside professional compensation advisors to review current trends and practices in executive compensation and disclosure requirements under various securities and exchange rules and regulations.  The Committee has the sole authority to retain and terminate any outside compensation advisors, including sole authority to approve the firm’s fees and other retention terms, hired for the purpose of assisting the Committee in the evaluation of director, CEO or Officer compensation.

C-1

7.

Review incentive-compensation plans and stock-based compensation programs and make recommendations to the Board of Directors with respect to such programs and the relative weighting and composition of stock-based compensation in overall Officer compensation.

8.

Review annually with the CEO and the Governance Committee, the recruitment, development, and promotion programs of candidates expected to assume senior management positions as well as high potential candidates.

9.

Within the scope of its duties, to investigate or have investigated any matter of concern brought to its attention as the Committee determines to be necessary or appropriate.  The Committee specifically has the power to retain outside advisors for this purpose if, in its judgment, that is appropriate.

10.

Conduct an annual evaluation of the performance of the Committee.

11.

Report its activities to the Board of Directors at each Board meeting.

12.

Prepare annually a report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission.

13.

The Committee has the power and authority to delegate such of its powers and duties to one or more subcommittees of the Committee, as it from time to time determines to be necessary and/or appropriate.  The Committee also performs other functions that are delegated by the Board from time to time.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment, and to assure the Board of Directors and shareholders that the executive compensation and stock plan practices of the Company are in accordance with all requirements and are of the highest quality.

C-2

APPENDIX D

PENTAIR, INC.

GOVERNANCE COMMITTEE CHARTER

The Governance Committee is responsible for developing and implementing policies and procedures that are intended to assure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders on an ongoing basis.  The Board of Directors has created and shall designate annually three or more Independent directors, as defined in the Company’s Corporate Governance Principles, to constitute members of the Governance Committee, one of whom shall be designated by the Board to be the Chairperson of the Committee.  Any member of the Governance Committee may be removed by a majority vote of the Board of Directors.  The Committee holds meetings as necessary upon the request of one or more members of the Committee or the Company’s Chief Executive Officer (“CEO”).

Powers and Duties

1.

The Committee evaluates the current and future composition and governance structure of the Board of Directors, including the appropriate size of the Board. It is the Committee’s responsibility to develop and recommend to the Board corporate governance principles applicable to the Company as a whole.  The Committee is also responsible for the review of the Company’s policies and procedures regarding the disclosure of information to the public.

2.

The Committee establishes standards for membership on the Board of Directors and its committees, consistent with the following and the Corporate Governance Principles:

Composition of the Board

Recognizing that the contribution of the Board will depend not only on the character and capacities of the directors taken individually, but also on their collective strengths, the Board should be composed of:

a.

Directors chosen with a view to bringing to the Board a variety of experience and background;

b.

Directors who will form a central core of business executives with financial expertise;

c.

Directors who have substantial experience outside the business community – in the public, academic or scientific communities, for example;

d.

Directors who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies; and

e.

A majority of directors who are Independent (all references in this Charter to “Independent” shall be as defined in the Company’s Corporate Governance Principles).

Selection Criteria

In considering possible candidates for election as a director, the Committee and the other directors should be guided in general by the composition guidelines established above and in particular by the following:

a.

each director should be chosen without regard to sex, race, religion or national origin;

b.

each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

c.

each director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

d.

each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

e.

each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

f.

each director should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency and be committed to enhancing long-term shareholder value.

3.

Consistent with the standards set forth above, the Committee (a) identifies and recommends to the Board the names of qualified persons to be nominated for election or re-election as directors at each annual meeting,  as well as to fill interim vacancies, and (b) considers suggestions for Board membership submitted by shareholders in accordance with the notice provisions and procedures set forth in the Company’s Bylaws.

a.

The Committee is responsible for maintaining a list of persons who may be potential directors and for identifying and seeking out possible candidates and to otherwise aid in attracting highly qualified candidates as directors.

b.

The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other terms of retention for such firm.

c.

Consistent with the Company’s Corporate Governance Principles, the Committee is responsible for establishing an orientation program for new directors, and for ongoing education and training requirements for all directors, as it deems appropriate in its judgment.

d.

The Committee is responsible for reviewing potential conflicts of interest of prospective Board members, as well as for reviewing and assessing matters which may be deemed to present an actual or potential conflict of interest between an incumbent director and the Company or its shareholders, and for reviewing changes in an incumbent director’s employment in determining whether to recommend the removal of the director from the Board.

4.

The Committee evaluates Company policies affecting the recruitment of directors, including compensation of Board and committee members in accordance with the Company’s Corporate Governance Principles, D&O insurance and indemnification bylaws, and make recommendations to the Board, or any other appropriate Board committee, regarding such matters.

5.

The Committee also:

a.

recommends the term of office for directors;

b.

recommends retirement policies for non-employee directors;

c.

recommends the desirable ratio of employee and non-employee directors, subject to the requirement that a majority of the directors must be Independent; and

d.

reviews the format of Board meetings and makes recommendations for the improvement of such meetings.

6.

The Committee makes recommendations to the Board of Directors about the appointment and removal of directors to and from Board committees, required expertise and qualifications for membership on each committee, and the selection of the chairperson of each Board committee.  The Committee reviews and makes recommendations to the Board regarding the nature and duties of Board committees, including without limitation:

a.

evaluating the charter, duties and powers of Board committees (including authority to delegate to subcommittees) as well as the reporting requirements of each committee to the Board as a whole, according to existing and planned Company objectives and recommending changes with respect thereto;

b.

recommending the term of office for committee members; and

c.

considering whether there should be a policy of periodic rotation of directors among the committees, and any limitations on the number of consecutive years a director should serve as a member of any one Board committee.

7.

The Committee is responsible for the establishment and administration of an ongoing Board and committee evaluation process and the oversight of the ongoing evaluation process of the Company’s management.  The Committee reviews the CEO’s nomination of corporate officers and makes recommendations to the Board of such persons to be elected officers by the Board of Directors and proposed personnel changes involving such officers.  In addition, the Committee:

a.

reviews and approves (or disapproves) officers’ requests to stand for election as directors of outside for-profit boards of directors.

b.

receives periodically recommendations from the CEO regarding succession planning, the development of other executive talent and the executive management needs of the Company.  Consistent with the Company’s Corporate Governance Principles, the Committee shall be responsible for Company succession planning, in conjunction and cooperation with the CEO and the Compensation Committee, and report to the Board the status of corporate wide succession planning activities on an annual basis.

c.

after meeting with all Independent directors on the Board, recommends to the Board a successor to the CEO when a vacancy occurs.

8.

The Committee reviews periodically with the Company’s General Counsel, in light of changing conditions, new legislation, regulations and other developments, the Company’s Code of Business Conduct and Ethics (the “Code”), and make recommendations to the Board for any changes, amendments and modifications to the Code that the Committee deems desirable or necessary to comply with New York Stock Exchange Standards and Securities and Exchange Commission rules.  In addition, the Committee will consider and approve or disapprove any waiver of any provision of the foregoing for any executive officer or director of the Company.

9.

The Committee conducts an annual performance evaluation of the Committee.

10.

The Committee reports on its activities to the Board of Directors at each Board meeting.

11.

The Committee is responsible for oversight of the Company’s Share Rights Agreement.

12.

The Committee has the power and authority to delegate such of its powers and duties to one or more subcommittees of the Committee, as it from time to time determines to be necessary and/or appropriate.  The Committee also performs other functions that are delegated by the Board from time to time.

13.

Within the scope of its duties, the Committee has the power and authority to investigate any matter of concern brought to its attention as the Committee determines to be necessary or appropriate.  The Committee specifically has the power to retain outside advisors for this purpose if, in its judgment, that is appropriate.

14.

The Governance Committee shall also serve as the Company’s Public Policy Committee and shall have responsibility for review of performance of the public policy functions of the Company.  The Committee in this role assists the Company’s Board of Directors and management in addressing the Company's responsibility as a global corporate citizen. The Committee does not have executive responsibility for compliance in these designated areas.

The Company recognizes that significant public policy issues impact every stakeholder.  The Company is therefore committed to managing its businesses in a manner that is sensitive to these issues.  The Company’s commitment is reinforced in the Company’s Code of Business Conduct and Ethics (the “Code”).

(a)

With regard to business conduct, the Committee will:

(i)

Review how stakeholders are impacted as the Company manages its operations under the Code.

(ii)

Review whether effective programs are in place to communicate the beliefs and values as expressed in the Code.

(iii)

Monitor management's response to stakeholders' comments regarding Code compliance.

(b)

With regard to corporate compliance, the Committee will:

(i)

Review the Company's compliance with domestic and international environmental laws.

(ii)

Review management's responses to major health and safety issues facing the Company and its subsidiaries.

(iii)

Review the Company’s policies and practices related to equal employment opportunity, nondiscrimination, diversity, and labor relations.

(iv)

With respect to major litigation, product liability, and potential claims affecting the Company and its subsidiaries, the Committee will provide management with support and counsel as necessary.

APPENDIX E

PENTAIR, INC.

INTERNATIONAL COMMITTEE CHARTER

The purposes of the International Committee are to (a) develop and oversee implementation of policies and procedures for the Company’s operations outside of North America, (b) provide oversight of these operations for the Board and (c) assist management in formulating growth, development and organizational strategies for all international business units.

Composition

The Committee shall consist of up to 5 directors, subject to the authority of the Board of Directors to increase or decrease the number of Committee members.  Members of the Committee need not be independent directors, as defined by the Governance Committee.  Any member of the International Committee may be removed by a majority vote of the Board of Directors.

Powers and Duties

The Committee shall meet at least once per year. One meeting per year shall be in conjunction with a facility visit to one of the Company’s international business units.  Management of the Company and the Chairperson of the Committee shall determine the agenda for the meeting.  At least annually, management shall deliver to the Committee a strategic plan for the operations of the Company outside of North America.  The Committee will report on its activities to the Board of Directors at the next Board meeting following each meeting of the Committee.

The Committee will have the following topics, among other matters, within its scope of review:

strategic focus of international business units,

growth opportunities,

joint ventures,

international acquisitions,

international issues of domestic business units,

facility rationalization,

business structures,

global taxation,

compliance with local laws and regulations, and

compliance with extraterritorial laws and regulations of the United States, Canada and Mexico relevant to operations outside of North America.

In performing its responsibilities, the Committee will coordinate its activity with that of other Board Committees having subject matter responsibility generally, e. g., Audit and Finance, Compensation and Human Resources.

E-1

APPENDIX F

PENTAIR, INC.

COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

As Amended and Restated

Effective May 1, 2004

SECTION 1

BACKGROUND AND PURPOSE

1.1

Background.  Effective as of January 17, 1986, Pentair, Inc. adopted a Compensation Plan for Non-Employee Directors.  This plan permits such directors to elect to receive, at some future time as they may designate, payment in shares of Pentair common stock of the fees which would otherwise be paid to them currently in cash for services performed as a director.  The plan has been amended and restated several times since its adoption, with the last such restatement made effective February 26, 1997.

Pentair is again amending the plan, by way of restatement, to comply with rules issued by the New York Stock Exchange regarding equity compensation plans, to clarify certain administrative procedures, to incorporate plan amendments adopted since the plan’s last restatement, and to limit the plan to a term of ten (10) years.  The adoption of this restated plan is contingent on shareholder approval of the plan.  If such approval is obtained, this restated plan will be effective May 1, 2004, or such other date as may be specified by the shareholders at the time of approval.

1.2

Purpose.  Pentair has created this plan for the following purposes:

(a)

to permit its non-employee directors to receive retainer and meeting fees currently in cash or elect to defer such compensation for future payment in shares of Pentair common stock, together with earnings on such deferred compensation as measured by changes in the value of said stock; and

(b)

to assure its non-employee directors receive a competitive total compensation package which includes a significant component tied to long-term growth in shareholder value.

SECTION 2

DEFINITIONS

Unless the context clearly requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this Section or other parts of the Plan:

(a)

“Account” is an account maintained under the Plan by the Plan Agent to record a Director’s Share Units.

(b)

“Administrator” is Pentair.

(c)

“Board” is the Board of Directors of Pentair, as elected from time to time.

(d)

“Change in Control” is a change in control of Pentair as defined in the KEESA.

(e)

“Deferred Compensation” is an amount of Fees, the payment of which a Director has voluntarily elected to receive at some future time pursuant to the terms of the Plan, together with any matching contributions thereon made by Pentair.

(f)

“Director” is a non-employee member of the Board.

(g)

“Equity Compensation” is that portion, if any, of a Director’s total compensation paid by Pentair which is accrued as additional Share Units and deferred for payment to the Director until such time as he or she is no longer a member of the Board.

(h)

“Fees” are a Director’s annual retainer, meeting, chair retainer, and chair fees or similar amounts which are paid in monthly installments by Pentair.

(i)

“KEESA” is the Key Executive Employment and Severance Agreement between Pentair and key executives, as approved by the Board effective August 23, 2000.

(j)

“Pentair” is Pentair, Inc., a Minnesota corporation.

(k)

“Plan” is the Pentair, Inc. Compensation Plan for Non-Employee Directors as described in this plan document effective May 1, 2004, and as it may be amended from time to time thereafter.

(l)

“Plan Agent” is the entity duly appointed by Pentair to receive funds resulting from a Director’s deferral of Fees, from Pentair matching contributions, from dividends declared on Stock or from Equity Compensation grants, to purchase shares of Stock with such funds and to maintain Plan Accounts.

(m)

“Share Units” are the units used to credit Deferred or Equity Compensation to an Account, which units are valued by reference to the market value per share of Stock on the date the Share Units are allocated to Accounts by the Plan Agent.

(n)

“Stock” is Pentair common stock, par value $0.16-2/3 per share.

(o)

“Year” is the twelve (12) consecutive month period beginning January 1 and ending December 31, or any part thereof during which an individual serves as a Director, over which a Director is paid Fees and to which a deferral election will apply.

SECTION 3

DEFERRAL OF FEES

3.1

Eligibility.  Upon becoming a member of the Board, a Director may elect to defer receipt of payment of some or all of the Fees paid on account of service as a Director until such future time as the Director shall designate.  If a Director does not make a deferral election with respect to the Fees paid for a Year, then all Fees paid for such Year shall be paid in monthly cash installments to the Director.

3.2

Deferral Election.  Each Year a Director may elect to defer receipt of a designated dollar amount or percentage of Fees, with any percentage designation being made in ten percent (10%) increments up to one hundred percent (100%) of such Fees, and to receive such amount as Deferred Compensation.  No election to receive Deferred Compensation shall be valid unless entered into prior to the time a Director becomes entitled to receipt of such Fees.  For current Directors, a deferral election must be made prior to the first day of a Year; for individuals who become Directors during a Year, any such deferral election must be made no later than the date such individual’s Board service begins.  A deferral election is irrevocable with respect to the Year for which such election is made. To the extent a Director who has made a deferral election for a Year does not make a new deferral election for the immediately following Year, the last deferral election made shall remain in effect until such time as the Director submits a new deferral election.

3.3

Matching Contribution.  Pentair shall make a matching contribution each month on behalf of each Director who has elected to defer payment of some or all of the annual retainer paid after May 1, 2004 and otherwise payable in cash to the Director.  Said matching contribution shall be equal to fifteen percent (15%) of such amount of the annual retainer as the Director shall have elected to defer hereunder.

3.4

Accounting for Deferred Compensation.  The Administrator shall cause the Plan Agent to establish an Account for each Director who elects to receive Deferred Compensation.  All Fees which are so deferred, and any matching contribution made with respect thereto, shall be allocated to such Account as of the end of the time during each month when Stock purchases are made by the Plan Agent.  All Deferred Compensation shall be allocated to Accounts as Share Units.

3.5

Purchase of Stock.  The Plan Agent shall purchase Stock on the open market with the Deferred Compensation funds received from Pentair.  The Plan Agent shall make all such purchases over a number of business days each month, as agreed to by the Plan Agent and Pentair.  All Stock so purchased shall be held in a street name or a nominee name and not allocated to Accounts; no Director shall have voting or other ownership rights with respect to any Stock acquired for purposes of the Plan.  Stock purchased under the Plan by the Plan Agent shall be held by Pentair as an investment to assist Pentair in meeting its obligation to pay Deferred Compensation to Directors.

Share Units allocated to Accounts shall be adjusted to reflect Stock dividends or splits or other similar adjustments.  Cash dividends paid with respect to Stock purchased for purposes of the Plan shall be combined with Deferred Compensation for purposes of purchasing Stock and allocated to Accounts as Share Units.

3.6

Time of Distribution of Deferred Compensation.  When making an election to receive Deferred Compensation the Director shall also designate the time at which such Deferred Compensation will be paid, which election shall be irrevocable.

The Director may elect the time he or she wishes to receive payment of Deferred Compensation by selecting one or more of the following options:

(i)

 On a specific date;

(ii)

 Upon attainment of a specific age; or

(iii)

Upon the occurrence of a stated event, such as death, retirement from principal business activity, termination of services as a Director, disability or any other event or occurrence stipulated by the Director and approved by the Administrator.

No payment election may result in a Director receiving payment of Deferred Compensation sooner than six (6) months after the date of the Director’s election to defer Fees.  In the event a Director shall fail to elect a time for payment of Deferred Compensation, the Deferred Compensation authorized for such Year shall be paid to the Director six (6) months after the date the individual ceases to be a Director, regardless of the reason Board service ends or, if later, a date that is at least six (6) months after the date the Director elected to defer the Fees.

3.7

Form of Distribution of Deferred Compensation.  A Director’s Deferred Compensation Account shall be distributed in a single payment and, except as otherwise described herein, in Stock on the date selected by the Director pursuant to the provisions of Section 3.6.  The Stock so distributed shall be either (i) deposited into the Director’s dividend reinvestment account, if any, in which case any fractional shares shall also be allocated to such account, or (ii) delivered directly to said Director, in which case the Plan Agent shall deliver the whole shares of Stock into which the Share Units allocated to such Director’s Account can be converted at the then current market price of the Stock.  Any fractional shares allocated to such Account shall be sold at the Stock’s then current market price and the cash proceeds of such sale delivered to the Director.

SECTION 4

EQUITY COMPENSATION

4.1

Determination of Equity Compensation.  In the discretion of the Board, Directors may be entitled to Equity Compensation for any Year beginning on or after May 1, 2004 in which all other compensation due to Directors on account of their service on the Board, as herein detailed, does not equal the total amount of Director compensation Pentair has determined shall apply for such year.  The amount of Equity Compensation available for a Year, if any, shall be calculated by subtracting from the total Board compensation amount for each Director for such Year (i) all Fees earned by such Director, (ii) any matching contributions made by Pentair with respect to deferred Fees, and (iii) the value of all options granted to the Director for such Year pursuant to the terms of the Pentair, Inc. Outside Directors Non-Qualified Stock Option Plan.  Any balance remaining is the amount of Equity Compensation for such Year.  Equity Compensation shall be allocated to a Director’s Account either in monthly installments or once during each Year, or any part thereof, the individual serves as a Director, as the Board shall direct when determining whether Equity Compensation shall be available for such Year.

4.2

Accounting for Equity Compensation.  Equity Compensation shall be allocated to Accounts as Share Units.  The Plan Agent shall purchase Stock on the open market with the Equity Compensation funds received from Pentair.  If Equity Compensation is to be allocated as an annual amount, the Plan Agent shall make all such purchases over a number of business days during one month of the year as shall be agreed to by Pentair and the Plan Agent.  If Equity Compensation is to be allocated in monthly installments, the Plan Agent shall use the Equity Compensation funds received from Pentair to purchase Stock on the open market at the same time as it purchases Stock with Deferred Compensation funds.  All Stock so purchased shall be held in a street name or a nominee name; no Director shall have voting or other ownership rights with respect to any Stock acquired by Pentair for purposes of the Plan.  Stock purchased by the Plan Agent shall be held by Pentair as an investment to assist Pentair in meeting its obligation to pay Equity Compensation.

Share Units allocated to Accounts shall be adjusted to reflect Stock dividends, splits or other similar adjustments.  Cash dividends paid with respect to Stock purchased for purposes of the Plan shall be combined with Equity Compensation for purposes of purchasing Stock, and allocated to Accounts as additional Share Units.

4.3

Time of Distribution of Equity Compensation.  Each Director shall, prior to the date he or she becomes eligible to receive an award of Equity Compensation, make a one time, irrevocable election regarding the time and form of payment of all Equity Compensation which may be awarded to the Director over his or her entire tenure on the Board.  A Director shall be entitled to receive payment of Equity Compensation beginning on the later of the date he or she is no longer a Director or

(i)

 a date specified by the Director;

(ii)

 an age specified by the Director; or

(iii)

upon the occurrence of an event specified by the Director and approved by the Administrator.

No Director may elect a distribution date which will result in the Director receiving a distribution of Equity Compensation prior to the date he or she ceases to be a member of the Board.  In the event a Director shall fail to elect a time of distribution, then his or her Equity Compensation will be paid to the Director six (6) months after the date such individual ceases to be a Director.

4.4

Form of Payment of Equity Compensation.  At the same time as a Director makes an election as to the time of payment of Equity Compensation, he or she may also elect the form in which such payments will be made.  This election is a one-time, irrevocable election which shall apply to all Equity Compensation allocated to such Director’s Account.

All Equity Compensation shall be paid as Stock in one of the following forms:

(i)

 a single payment;

(ii)

 annual installments paid over five (5) years; or

(iii)

 annual installments paid over ten (10) years.

Such Stock, when paid, shall be either (i) deposited into the Director’s dividend reinvestment account, if any, in which case fractional shares shall also be allocated to such account; or (ii) distributed directly to said Director, in which case the Plan Agent shall deliver the whole shares of Stock into which the Share Units allocated to such Director’s Account can be converted at the then current market price of the Stock.  Any fractional shares then allocated to such Account shall be sold at the Stock’s then current market price and the cash proceeds of such sale shall be paid to the Director.  In the event a Director shall fail to elect a form of distribution, then his or her Equity Compensation shall be distributed in a single payment.  If a Director elects an installment form of payment, the unpaid amounts allocated to such Director’s Account shall continue to be subject to the provisions of Section 4.2.

SECTION 5

DISTRIBUTION IN EVENT OF DEATH

In the event of a Director’s death prior to the distribution of the entire balance in such Director’s Account, distribution of the then unpaid Deferred and Equity Compensation allocated to such Director’s Account will be made to the beneficiary named by the Director, if any, or to the person who would have a right to receive such distribution by will or (if there shall be no will) by the laws of descent and distribution of the state in which the Director was domiciled at death.  Such distribution shall be made in whole shares of Stock, with any fractional shares being sold at the Stock’s then current market price and paid in cash.  A beneficiary designation made by a Director shall remain in effect until such time as a Director files a new beneficiary designation with the Administrator.

SECTION 6

REPORTS

The Plan Agent shall periodically report the following information to Pentair:

(a)

 the total number of Share Units allocated to Accounts;

(b)

 the total shares of Stock purchased by the Plan Agent since its last report; and

(c)

the number of shares of Stock into which Share Units then allocated to Accounts may be converted.

Pentair shall pay all commissions, service charges or other costs incurred with respect to the purchase of Stock for purposes of the Plan.  When any such Stock is sold, the Director is responsible for payment of any commissions, service charges or other costs incurred on account of such sale.

SECTION 7

CHANGE IN CONTROL

7.1

Effect on Directors or Former Directors.  Upon a Change in Control, and notwithstanding the benefit elections previously made by the Director or former Director and other Plan provisions to the contrary, a Director or former Director shall receive all of his or her remaining Plan benefits in a cash lump sum on the lump sum date unless such Director or former Director timely elects otherwise in accordance with Section 7.2.  The lump sum date shall be the first business day of the third calendar month following the calendar month in which such Change in Control occurs; provided, however, for a Director in office as of the date of the Change in Control, the lump sum date shall be the first business day of the third calendar month following the calendar month in which the Director leaves office.

7.2

Election to Forego Lump Sum.  A Director or former Director otherwise entitled to receive a lump sum pursuant to Section 7.1 may elect to forego payment of the lump sum if he or she so elects in writing and files such writing with the Administrator no later than thirty (30) days before the lump sum date.  If a Director or former Director timely elects to forego the lump sum payment, such Director or former Director’s Plan benefits shall be paid in accordance with the Director or former Director’s otherwise effective benefit elections and Plan provisions apart from this Section 7 other than Section 7.5.

7.3

No Delay in Payment.  Application of this Section 7 shall not delay the date for payment of benefits as otherwise elected by a Director or former Director or as otherwise provided under the Plan apart from this Section 7.

7.4

Notice of Lump Sum Entitlement and Election to Forego Lump Sum.  No later than five (5) days following the date of the Change in Control, the Administrator shall cause a notice to be sent to all Directors or former Directors to whom the provisions of this Section 7 may apply.  Such notice shall be sent in a manner reasonably calculated to be actually and timely received by such Directors or former Directors, and shall reasonably inform such Directors or former Directors of the provisions of this Section 7 and such Director’s or former Director’s rights and entitlements hereunder.  In the event such notice is not timely sent as to a Director or former Director, then at such Director or former Director ’s election the lump sum date and the date for electing to forego such lump sum shall be appropriately adjusted to reflect the time periods that would have applied had such notice been timely sent.

7.5

Treatment of Share Units.  Upon a Change in Control, all Share Units then allocated to the account of a Director or former Director shall be converted into a deferred compensation account maintained on behalf of and payable to each such Director or former Director.  The deferred compensation account shall be initially credited with a dollar amount equal to the value of the Share Units immediately before the Change in Control and thereafter will be credited with the dollar amount of Deferred Compensation and Equity Compensation allocated, if any, for periods after the Change in Control.  Beginning with the day immediately following the Change in Control, and until the deferred compensation account as adjusted for interest thereon is fully paid to the Director or former Director, the unpaid balance of the deferred compensation account shall be credited with interest.  The rate of interest so credited shall be the greater of (i) seven percent (7%), compounded annually, and (ii) the large corporate under-payment interest rate in effect from time to time pursuant to and determined in the manner prescribed under sections 6621(c)(1) and 6622(a), respectively, of the Internal Revenue Code of 1986 and any successor provisions thereto.  For purposes of applying clause (ii) immediately preceding, the date of the Change in Control shall be deemed the applicable date within the meaning of such section 6621(c).

SECTION 8

MISCELLANEOUS

8.1

Term of Plan.  Contingent upon receipt of shareholder approval, this Plan shall be effective May 1, 2004, or such other date as the shareholders may provide at the time of approval, and shall remain in effect for a period of ten (10) years after such effective date, unless earlier terminated by the Board.

8.2

Board Tenure.  The procedures for removal of any individual as a Director shall not be affected in any manner by reason of the existence of the Plan or the decision by a Director to defer Fees under the Plan.

8.3

Funding.  The Plan is a non-qualified, unfunded deferred compensation arrangement.  Pentair shall not establish, nor is it required to establish a trust to fund benefits provided to Directors hereunder, or to earmark or segregate assets to provide for such benefits.  In the event of default of payment hereunder by Pentair, the Directors shall have no greater entitlements or security than does a general creditor of Pentair.

8.4

Nonalienability.  No disposition, charge or encumbrance by any Director on Deferred or Equity Compensation or any income earned thereon by way of anticipation shall be valid or in any way binding on Pentair.  No Director shall have the right to assign, transfer, encumber or otherwise dispose of any Deferred or Equity Compensation or any earnings thereon (except by will or the laws of descent and distribution) until the same shall be paid to such Director.  No Deferred or Equity Compensation or income earned thereon shall be in any way liable to the claims of any creditors of a Director until the same is paid to such Director.

8.5

Default.  In the event Pentair shall fail to pay when due any Deferred or Equity Compensation, and such failure to pay continues for a period of thirty (30) days from receipt of written notice of nonpayment from the affected Director, Pentair shall be in default hereunder and shall pay to the Director any expenses incurred in the collection of such amount, including reasonable attorney’s fees.

8.6

Amendment or Termination.  The Plan may be amended or terminated at any time by the Board; provided that the rights of Directors or former Directors accrued under the Plan through the date of such amendment or termination shall not be affected by such action without the express written consent of those individuals.

8.7

Applicable Law.  To the extent not preempted by applicable federal law, the Plan shall be interpreted and construed in accordance with the substantive laws of the State of Minnesota, but without regard to any choice or conflict of laws provisions thereof.

8.8

Construction.  The Administrator shall have full power and authority to interpret and construe any provision of the Plan, to adopt rules and regulations not inconsistent with the Plan for purposes of administering the Plan with respect to matters not specifically covered in the Plan document and to amend and revoke any rules and regulations so adopted.  Except as otherwise provided in the Plan, any interpretation of the Plan and any decision on any matter within the discretion of the Administrator which is made in good faith by the Administrator shall be final and binding.

8.9

Interpretation.  Section and subsection headings are for convenience of reference and not part of this Plan, and shall not influence its interpretation.  Whenever any words are used in the Plan in the singular, masculine, feminine or neuter form, they shall be construed as though they were also used in the plural, feminine, masculine or non-neuter form, respectively, in all cases where such interpretation is reasonable.

8.10

Communications.  Pentair or the Plan Agent may, unless otherwise prescribed by any applicable state or federal law or regulation, provide the Plan’s prospectus, and any notices, forms or reports by using either paper or electronic means.

APPENDIX G

PENTAIR, INC.

OMNIBUS STOCK INCENTIVE PLAN

As Amended and Restated

Effective May 1, 2004

SECTION 1
BACKGROUND AND PURPOSE

1.1

Background.  Effective January 12, 1990, Pentair, Inc. (“Pentair”) combined its various equity compensation plans into one plan, the Pentair, Inc. 1990 Omnibus Stock Incentive Plan, to facilitate structuring of equity compensation awards and to permit administration of its equity compensation program under a consistent set of rules.  Since its adoption, the plan has been amended several times, with the last such amendment made effective as of January 1, 2003.

Contingent upon obtaining shareholder approval, Pentair is restating the plan effective as of May 1, 2004, or such other date as the shareholders may provide at the time of approval.  Pentair is restating the plan to provide for an increased number of shares to be available for awards of equity compensation, to better explain the types of equity awards which may be made under the plan and to clarify various administrative provisions.

1.2

Purpose.  Pentair maintains this comprehensive equity compensation and incentive plan for the following purposes:

(a)

To promote the growth and success of Pentair by linking a significant portion of participant compensation to the increase in value of Pentair common stock;

(b)

To attract and retain top quality, experienced executives and key employees by offering a competitive incentive compensation program;

(c)

To reward innovation and outstanding performance as important contributing factors to Pentair's growth and progress;

(d)

To align the interests of executives and key employees with those of shareholders by reinforcing the relationship between participant rewards and shareholder gains obtained through the achievement by plan participants of short-term objectives and long-term goals; and

(e)

To encourage executives and key employees to obtain and maintain an equity interest in Pentair.

SECTION 2
DEFINITIONS

Unless the context requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this or other sections of the Plan:

(1)

“Affiliate” is any corporation, business trust, division, partnership, joint venture, limited liability company or other legal entity which is not a Subsidiary, but in which Pentair holds (directly or indirectly) a significant ownership interest, the employees of which the Committee has determined may be eligible for Awards, but only during periods of such ownership as the Committee shall prescribe.

(2)

“Award” is an Option, SAR, Restricted Stock, Right to Restricted Stock, Restricted Unit, Performance Award or other cash or Stock incentive granted to a Participant, subject to the terms, conditions and restrictions of the Plan and to such other terms, conditions and restrictions as may be established with respect to an Award.

(3)

“Board” is the Board of Directors of Pentair, Inc., as elected from time to time.

(4)

“Change in Control” is a change in control of Pentair, as that term is defined in the KEESA.

(5)

“Code” is the Internal Revenue Code of 1986, as amended.

(6)

“Committee” is the Compensation Committee of the Board, as appointed from time to time.

(7)

“Consultant” is a person or entity rendering services to a member of the Pentair Group who is not an employee of any such member and who is not otherwise eligible to participate under this Plan or another similar type of equity compensation plan sponsored by Pentair, but who has contributed, or can be expected to contribute, to the growth and success of the Pentair Group or any member thereof.

(8)

“Disabled” or “Disability” is a physical or mental incapacity which qualifies an individual to collect a benefit under a long term disability plan maintained by Pentair, or such similar mental or physical condition which the Committee may determine to be a Disability, regardless of whether either the individual or the condition is covered by any such long term disability plan.

(9)

“Eligible Employee” is a key managerial, administrative or professional employee of a member of the Pentair Group whose position is generally evaluated at salary grade 25 or higher and who is in a position to make a material contribution to the continued profitable growth and long term success of the Pentair Group or any member thereof.  In the case of employees of an Affiliate, this term shall not include individuals who are otherwise eligible to participate under the Plan or another similar plan sponsored by Pentair.

(10)

“Fair Market Value” is the closing price of a share of Stock on the relevant date as reported on the New York Stock Exchange, or such other exchange as may then list Pentair Stock, or, in the event the Stock ceases to be so listed, as otherwise determined using procedures established by the Committee.

(11)

“Fiscal Year” is the twelve (12) consecutive month period beginning January 1 and ending December 31.

(12)

“Incentive Stock Option” or “ISO” is an Option which is designated as such and is intended to so qualify under Code section 422.

(13)

“KEESA” is the Key Executive Employment and Severance Agreement between Pentair and key executives, as approved by the Board effective August 23, 2000.

(14)

“Nonqualified Stock Option” or “NQSO” is any Option which is not, or cannot be treated as, an ISO.

(15)

“Option” is a right to purchase Stock subject to such terms and conditions as are established relative to the grant, or as otherwise provided under the Plan.

(16)

“Participant” is an Eligible Employee or a Consultant approved by the Committee to receive an Award.

(17)

“Pentair” is Pentair, Inc., a Minnesota corporation.

(18)

“Pentair Group” is, as of any relevant date, Pentair and all Subsidiaries and Affiliates.

(19)

“Performance Award” is an Award the payment of which is based solely on the degree of attainment of Performance Goals over a Performance Cycle, both as established relative to such Award.

(20)

“Performance Cycle” is the period established relative to a Performance Award during which the performance of an individual with respect to the Performance Goals for the Pentair Group, or any subgroup thereof, any member of the Pentair Group or any unit, branch or division of such member, as relevant to the Award, is measured for the purpose of determining the extent to which a Performance Award has been earned.

(21)

“Performance Goals” are the business or financial objectives, or both, established relative to a Performance Award and which are to be achieved over a Performance Cycle.  The Performance Goals for Awards intended to qualify for the performance-based compensation exception under Code section 162(m) shall be related to one or more of the following business criteria:  net income; stockholder return; stock price appreciation; earnings per share; revenue growth; return on investment; return on invested capital; earnings before interest, taxes, depreciation and amortization; operating income; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow; and new product releases.

(22)

“Performance Share” is a share of Stock, Restricted Stock or a Right to Restricted Stock, the payment of which is determined by the Participant’s degree of attainment of Performance Goals over a Performance Cycle, or upon the lapse of any other restrictions, all as established relative to the Award.

(23)

“Performance Unit” is a unit representing the right to receive an amount of cash or Stock, which amount is determined by the Participant’s degree of attainment of Performance Goals over a Performance Cycle, both as established relative to the Award.

(24)

“Plan” is the Pentair, Inc. Omnibus Stock Incentive Plan, as described in this plan document effective May 1, 2004, and as it may be amended from time to time.

(25)

“Reload Option” is an Option granted to a Participant who, within five (5) years of the date an Option with a reload feature is granted, exercises such Option by making payment for all or part of the Option exercise price in shares of Stock.

(26)

“Restricted Stock” is Stock issued to a Participant subject to such restrictions as are established relative to such Award, and which will remain subject to said restrictions until such time as the restrictions lapse.

(27)

“Restricted Unit” is a unit representing the right to receive an amount of cash or Stock at such time as the restrictions established relative to the Award are satisfied.

(28)

 “Restriction Period” is the length of time established relative to an Award, during which the Participant receiving the Award cannot sell, assign, transfer, pledge or otherwise encumber any Stock so awarded and at the end of which the Participant obtains an unrestricted right to such Stock.

(29)

“Retirement” is the ending of employment with the Pentair Group by a Participant who has attained age fifty-five (55) and completed ten (10) years of service with the Pentair Group.

(30)

“Right to Restricted Stock” is a right awarded to a Participant to receive Stock or Restricted Stock at some future time, which Award is subject to such restrictions as may be established relative to the Award and which shall remain subject to such restrictions until said restrictions lapse and Stock or Restricted Stock can be issued to the Participant.

(31)

“Significant Shareholder” is an Eligible Employee who, as of the date an ISO is granted to such individual, owns more than ten percent (10%) of the total combined voting power of all classes of Stock then issued by Pentair or a Subsidiary corporation.

(32)

“Stock” is Pentair common stock, par value $0.16-2/3 per share.

(33)

“Stock Appreciation Right” or “SAR” is an Award which entitles a Participant to receive, subject to such terms and conditions as may be established relative to the Award, an amount of cash or shares of Stock, Restricted Stock or Rights to Restricted Stock measured by the increase in Fair Market Value of Stock from the date of grant to the date of exercise.

(34)

“Subsidiary” is any corporation, business trust, division, partnership, joint venture, limited liability company or other legal entity in which Pentair owns (directly or indirectly) fifty percent (50%) or more of the voting stock, or rights analogous to voting stock, but only during the period such ownership interest exists.

(35)

 “Units” are Awards which entitle a Participant to receive, subject to such terms and conditions as are relevant to the Award, including the attainment of Performance Goals over a Performance Cycle, an amount measured by the change in the Fair Market Value of Stock, or such other amount as may be established relative to the Unit Award, which amount may be paid to the Participant in cash, Stock, Restricted Stock, Rights to Restricted Stock or any combination thereof.

SECTION 3
SHARES AVAILABLE FOR AWARDS

3.1

Number of Shares.  The number of shares of Stock that may be issued or transferred to Participants on account of Awards which may be made during the term of the Plan is 5,000,000, plus the number of shares of Stock authorized for such purposes under prior versions of the plan which as of May 1, 2004 are not subject to awards under any such prior plan, subject to adjustment as provided in Section 3.2.  Such shares of Stock shall be made available, at the discretion of the Committee, from authorized but unissued shares, treasury shares or shares acquired in the open market.

3.2

Adjustments to Maximum Number of Shares of Stock.   (a)  Reuse of Shares of Stock.  For purposes of determining the number of shares of Stock available for issuance or delivery under the Plan at any given point in time, no

Stock shall be deemed issued or delivered in connection with an Option until such Option is exercised and Stock is delivered to the Participant.  If any Award, whether issued under the Plan or any prior version of the plan, is surrendered, exercised, cashed out, lapses, expires, or otherwise terminates without either Restricted or unrestricted Stock having been issued to the Participant, the number of shares subject to such Award, if any, shall be again available for issuance as Awards.  Such number of shares of unrestricted Stock as are tendered by a Participant as full or partial payment of withholding or other taxes, the number of shares of Restricted Stock surrendered for tax payment purposes, and the number of shares used to pay an Option exercise price will again be available for issuance as Awards.  Upon the exercise of an SAR issued in tandem with an Option or a Unit issued in tandem with an Award of Restricted Stock, Rights to Restricted Stock or Performance Shares, the exercise of the SAR or the Unit which does not settle in shares of Stock, Restricted Stock or Rights to Restricted Stock shall cancel the tandem Option or applicable Stock Award, making such number of shares of Stock again available for issuance as Awards.

(b)

Antidilution.  In the event of any merger, reorganization, consolidation, recapitalization, share exchange, Stock dividend, Stock split, spin-off or other change in Pentair corporate structure affecting the Stock, the Committee is authorized to make substitutions or adjustments in the aggregate number and kinds of shares reserved for issuance under the Plan, in the number, kind and price of shares subject to outstanding Awards, and in the Award limits detailed in Section 3.3, provided that any such substitutions or adjustments will be, to the extent deemed appropriate by the Committee, consistent with the treatment of Stock not subject to the Plan, and that the number of shares subject to any Award will always be a whole number.

In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization or liquidation, the Committee shall be authorized to cause Pentair to issue Options or assume other stock options, whether or not in a transaction to which Code section 424(a) applies, by means of substitution of new Options for previously issued stock options or an assumption of previously issued stock options.  In such event the aggregate number of shares of Stock available for issuance as Awards will be increased to reflect such substitution or assumption, and such shares as are substituted or assumed shall not be counted against the limit set forth in Section 3.1.

3.3

Restrictions on Awards.  The Awards granted to any one Participant in a Fiscal Year shall not exceed Options to purchase 750,000 shares of Stock, which number shall include any SARs granted in tandem with an Option; 500,000 shares of Restricted Stock or Rights to Restricted Stock, which number shall include any Restricted Units issued in tandem with such an Award; or Performance Shares with a Fair Market Value in excess of $3,000,000 for each year in a Performance Cycle, which number shall include any Performance Units issued in tandem with an Award of Performance Shares.  Furthermore, not more than twenty percent (20%) of the maximum number of shares of Stock available under the Plan may be used for Awards settled in Stock, Restricted Stock or Rights to Restricted Stock.  To the extent a Unit or SAR is granted in tandem with another Award and settles in Stock, Restricted Stock or Rights to Restricted Stock so as to cancel an Award of Units or SARs, such Unit or SAR shall be counted against the above limits; Units or SARs which will settle in cash shall not be so counted.  For purposes of applying the dollar limit stated herein, all Awards shall be valued using the Fair Market Value of Stock on the date the Award is made, without regard to any vesting or other restrictions which may then apply.

3.4

Vesting of Awards.  Except as otherwise provided in Section 6 or Section 8, and subject to the discretion of the Committee as described in Section 9.1, Awards shall vest as herein described.

(a)

Options.  Awards of ISOs and NQSOs shall vest, or become exercisable, over a term which shall not be less than three (3) years, with not more than one-third of an Award of Options vesting on the first anniversary of the grant date, not more than one-third on the second anniversary of the grant date, and not more than one-third on the third anniversary of the grant date.  To the extent Options treated as ISOs cannot be treated as such due to the application of the exercise limits contained in Section 4.2(b), such Options shall be exercisable as NQSOs, and shall vest in accordance with the vesting provisions applicable to such ISOs at the time of grant; such Options shall not be treated as a new grant of NQSOs for vesting purposes.  Unless another vesting term is established by the Committee, Reload Options are vested and exercisable as of the grant date.

(b)

Stock Appreciation Rights.  Stock Appreciation Rights shall vest and become exercisable at such time as is established as a term or condition of the Award.  To the extent SARs are issued in tandem with Options, such SARs shall vest at the same times and over the same period as the related Options.

(c)

Restricted Stock, Rights to Restricted Stock and Restricted Units.  Awards of Restricted Stock, Rights to Restricted Stock and Restricted Units shall vest following completion of the Restriction Period established relative to the Award.  No portion of such an Award shall vest sooner than the third anniversary of the grant date.  Restricted Units shall vest at such time as is established as a term or condition of the Award.  Restricted Units awarded in tandem with Restricted

Stock or Rights to Restricted Stock, shall vest at the same times and over the same period as the related Restricted Stock or Rights to Restricted Stock.

(d)

Performance Awards.  An Award of Performance Shares or Performance Units shall establish a Performance Cycle which shall be not less than one (1) year, but may be of any other length as the Committee may determine.  At the end of a Performance Cycle, Performance Shares or Performance Units, to the extent earned, shall be vested.  Performance Units shall vest at such time as is established as a term or condition of the Award.  To the extent Performance Units are awarded in tandem with Performance Shares, such Units shall vest at the same times and over the same period as the Performance Shares.

(e)

Other Awards.  To the extent the Committee makes an Award other than one of the types of Awards described herein, such Award shall vest at the time or times and over the period established relative to such Award.

(f)

Exceptions to Vesting Rules.  The Committee shall have the discretion to make an Award with any vesting condition, including making such Award vested at grant, to the extent it deems such action is necessary in relation to business circumstances then existing.  As an example, to align the interests of a newly hired Participant with those of Pentair, the Committee may determine it is necessary to make an Award that will provide such individual with immediate ownership of Stock.

SECTION 4
TYPES AND TERMS OF AWARDS

4.1

General.  The Committee shall determine the type or types of Awards to be granted to each Participant, which Awards shall be evidenced by such written or electronic documents as the Committee shall authorize.  The types of Awards described herein may be granted under the Plan.

4.2

Incentive Stock Options.  (a)  Grant of ISOs.  Incentive Stock Options shall have an exercise price equal to not less than one hundred percent (100%) of the Fair Market Value of Stock on the date of grant.  If an ISO is granted to a Significant Shareholder, the exercise price shall not be less than 110% of the Fair Market Value of Stock on the date of grant.  Unless earlier terminated, ISOs shall expire not later than ten (10) years from the date of grant.  ISOs awarded to a Significant Shareholder shall expire not later than five (5) years from the date of grant.  The term of an ISO may extend beyond the Plan termination date.  No ISO shall contain terms which would limit or otherwise affect a Participant’s right to exercise any other Option, nor shall any NQSO contain any terms which will limit or otherwise affect the Participant’s right to exercise any other Option in such a manner that an Option intended to be an ISO would be deemed a tandem option.

(b)

ISO Exercise Limit.  The aggregate Fair Market Value of Stock, determined as of the date of grant, subject to an Award of ISOs which may become exercisable for the first time in any calendar year, shall not exceed $100,000 and, to the extent such limit is exceeded, any Options which exceed the limit shall be treated as NQSOs.  In determining whether this exercisability limit has been met or exceeded, ISOs are taken into account in the order granted, and any acceleration of an ISO exercise date shall change the date the ISO is first exercisable for purposes of applying this limit.  Notwithstanding this limit, Options granted with an aggregate Fair Market Value not in excess of $100,000 need not be designated as ISOs.  In the event this exercise limit shall be adjusted by law, this Section 4.2(b) shall be applied so as to take into account such limit as adjusted.

4.3

Nonqualified Stock Options.  Nonqualified Stock Options granted under the Plan shall have an exercise price equal to not less than one hundred percent (100%) of the Fair Market Value of Stock on the date of grant.  NQSOs shall expire at such time or times as specified in documents evidencing the grant, although all such Options shall expire not later than ten (10) years from the date of grant.  The term of a NQSO may extend beyond the Plan termination date.

4.4

Reload Options.  If the Committee, in its discretion, grants an Option with a reload feature, a Participant who, within five (5) years of the grant date, exercises such an Option by tendering Stock as payment for the exercise price shall receive a grant of Reload Options.  The number of Reload Options granted shall be equal to the number of shares of Stock utilized by the Participant to pay the exercise price.  Each Reload Option shall have an exercise price equal to one hundred percent (100%) of the Fair Market Value of Stock on the date the Reload Option is granted, and shall expire at the same time as the Option exercised would have expired by its terms.  The Reload Options may be granted as either ISOs or NQSOs and, to the extent allowable under applicable law, will be the same type of Option as was exercised to trigger the grant of the Reload Option.  Reload Options shall be subject to the same terms and conditions as the Option exercised, except that the use of Stock to pay the exercise price of a Reload Option will not entitle the Participant to another grant of Reload Options.  Any Options exercised after a Participant ends employment or otherwise ceases to provide services to the Pentair

Group shall not be eligible for a grant of Reload Options, regardless of whether such Option was originally granted with a reload feature, and regardless of the manner in which the exercise price is paid.

4.5

Stock Appreciation Rights.  Stock Appreciation Rights may be granted in tandem with Options and may relate to any number of shares of Stock a Participant could acquire by exercise of an underlying ISO or NQSO.  SARs also may be granted in any number without relation to an Option Award.  An Award of SARs not related to Options shall specify the terms and conditions applicable to the Award, provided that no SAR shall contain any terms which will limit or otherwise affect the ability of an ISO to qualify as such.

4.6

Restricted Stock and Performance Shares.  (a)  Awards of Restricted Stock.  An Award of Restricted Stock shall specify the number of shares of Stock so awarded, the Restriction Period applicable to the Award and any other restrictions which shall apply to the Award.  In addition to such other restrictions as may be specified at the time a Restricted Stock Award is made, each share of Restricted Stock shall also be subject to the following restrictions:

(i)

No share of Restricted Stock may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of while subject to any restrictions.

(ii)

Except as otherwise provided in the Plan, unless the Participant remains continuously employed by a member of the Pentair Group until all restrictions lapse or are otherwise removed by the Committee, all Restricted Stock awarded to such Participant shall be forfeited and returned to Pentair.

During the time Restricted Stock remains subject to the relevant restrictions, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, including the right to vote such Stock and, unless the Committee shall provide otherwise, the right to receive dividends paid with respect to such Stock.

(b)

Awards of Performance Shares.  The Performance Goals which shall apply to a Performance Award shall be established by the Committee before the Performance Cycle commences or, if after such Performance Cycle has commenced, while achievement of the Performance Goal is substantially uncertain.  In awarding Performance Shares, the Committee shall have the discretion to use such performance measures as it deems appropriate with respect to Participants who are not reasonably likely to be covered employees, within the meaning of Code section 162(m), at the time all or any part of a Restricted Stock or Performance Share Award is otherwise deductible by the Participant’s employer for federal income tax purposes.

4.7

Rights to Restricted Stock.  Rights to Restricted Stock shall be subject to the same terms and conditions as Restricted Stock, as described in Section 4.6, except that Participants receiving an Award of Rights to Restricted Stock shall not have any of the rights of a shareholder until such time as the Rights to Restricted Stock vest, all restrictions are removed and the Stock is issued to the Participant.  In the discretion of the Committee, however, a Participant may receive payment of, or have credited to a bookkeeping account established for this purpose the equivalent of, the amounts that would otherwise be payable as dividends on the number of shares of Stock into which the Rights to Restricted Stock may be converted.

4.8

Unit Awards.  (a)  Restricted Units.  Restricted Units may be granted in tandem with Awards of Restricted Stock or Rights to Restricted Stock, and may relate to any number of such shares.  Restricted Units also may be granted without relation to an Award of Restricted Stock or Rights to Restricted Stock.  An Award of Restricted Units shall specify the Restriction Period and other restrictions which may relate to such Units.  Restricted Units awarded in tandem with an Award of Restricted Stock or Rights to Restricted Stock shall be subject to the same terms and conditions as the Award of Restricted Stock or Rights to Restricted Stock to which such Units relate.

(b)

Performance Units.  Performance Units may be granted in tandem with Performance Shares and may relate to any number of such shares.  Performance Units may also be granted without relation to an Award of Performance Shares.  An Award of Performance Units shall also specify the Performance Goals and Performance Cycle applicable to the Award.  Performance Units issued in tandem with an Award of Performance Shares shall have the same Performance Goals and Performance Cycle as the Performance Shares to which they relate.  The value, if any, of Performance Units shall be paid to the Participant based upon the degree to which the Performance Goals were attained, with such results determined as soon as practicable after the Performance Cycle ends.

4.9

Other Stock or Cash Awards.  The Committee may, in its sole discretion, grant other types of Awards, which Awards may be payable in cash, Stock, Restricted Stock or Rights to Restricted Stock.  Such Awards may be granted singly, in combination with, in replacement of or as alternatives to the grants or Awards described in this Section 4, subject to such terms and conditions as may be established in the documents evidencing the Award.  Any such Award shall be consistent with the other types of Awards described herein, subject to the limits stated in Section 3.3 and consistent with the goals and objectives of the Plan.

SECTION 5
SETTLEMENT OF AWARDS

5.1

Forms of Payment.  Awards shall settle in accordance with the terms and conditions relevant to such Award, and in accordance with the procedures herein described.

5.2

Exercising Options.  Subject to the terms and conditions of the Award, vested Options may be exercised, in whole or in part, by giving notice of exercise to Pentair in such manner as may be prescribed.  This notice must be accompanied by payment in full of the exercise price in cash or by use of such other instrument as the Committee may agree to accept.

Payment in full may be made in the form of Stock already owned by the Participant, which Stock shall be valued at Fair Market Value on the date the Option is exercised.  A Participant who elects to make payment in Stock may not transfer fractional shares or shares of Stock with an aggregate Fair Market Value in excess of the Option exercise price plus applicable withholding taxes.  A Participant need not present Stock certificates when making payment in Stock, so long as other satisfactory proof of ownership of the Stock tendered is provided (e.g., attestation of ownership of a sufficient number of shares of Stock to pay the exercise price).  The Committee shall have the discretion to authorize or accept payment by other forms or methods or to establish a cashless exercise program, all within such limitations as may be imposed by the Plan or any applicable law.

5.3

Exercise of SARs.  Stock Appreciation Rights may be exercised at the time, to the extent and subject to the conditions applicable to the Award.  If the SARs were issued in tandem with an Option, the SAR is exercisable only when the Fair Market Value of the Stock subject to the Award exceeds the Stock’s Fair Market Value on the date of grant.  Stock Appreciation Rights issued without relation to an Option Award shall be exercisable, and the value of the SARs determined, in accordance with the terms and conditions relevant to the Award.  To the extent an SAR is granted in tandem with an Option, the exercise of the SAR shall cancel the related Option, and the exercise of such Option shall cancel any related SAR.  The amount paid to the Participant upon the exercise of a SAR shall be the amount established at the time the Award was made and shall be not more than one hundred percent (100%) of the difference between the Fair Market Value of the Stock as determined on the date the SAR is granted and the Fair Market Value of the Stock on the date of exercise.

5.4

Restricted Stock, Rights to Restricted Stock and Restricted Units.  Except as otherwise provided in the Plan, at such time as all restrictions applicable to an Award of Restricted Stock, Rights to Restricted Stock or Restricted Units are met and the Restriction Period expires, ownership of the Stock awarded subject to such restrictions shall be transferred to the Participant free of all restrictions except those that may be imposed by applicable law; provided that if Restricted Units are paid in cash, said payment shall be made to the Participant after all applicable restrictions lapse and the Restriction Period expires.  To the extent a Restricted Unit was granted in tandem with an Award of Restricted Stock or Rights to Restricted Stock, payment of the Unit in cash shall cancel the related Award of Restricted Stock or Rights to Restricted Stock, and transfer of the Stock free of restrictions shall cancel the related Restricted Unit.

5.5

Performance Shares and Performance Units.  Except as otherwise provided in the Plan, a Performance Award shall be paid to the Participant after earned in accordance with the terms and conditions applicable to the Award.  All determinations with respect to the degree to which the Performance Goals were met during the Performance Cycle shall be made as soon as practicable after the end of the Performance Cycle.  Performance Awards may be paid in cash, Stock, Restricted Stock, Rights to Restricted Stock, or any combination thereof as the Committee may determine.  To the extent Performance Units were awarded in tandem with Performance Shares, payment of the Units in cash shall cancel the related Award of Performance Shares, and payment of the Performance Share Award in Stock shall cancel the related Performance Unit.

5.6

Delivery of Stock.  As soon as practicable after the exercise of an Option, the satisfaction of restrictions applicable to Restricted Stock or Rights to Restricted Stock or the satisfactory attainment of Performance Goals over a Performance Cycle, Pentair shall cause to be delivered to the Participant evidence of the Participant’s unconditional ownership of such Stock, whether through use of certificated or uncertificated shares.  Shares acquired pursuant to the exercise of an ISO shall be designated as such on the records maintained by Pentair for this purpose.

5.7

Deferral of Recognition of Awards.  To the extent allowed by the Committee, Participants may elect to defer the income recognized due to the exercise of an NQSO or SAR, the lapse of restrictions applicable to Restricted Stock or Restricted Units, the earning of a Performance Award, or the payment of any other type of Award (other than an ISO).

Any such election generally must be made by the Participant before the relevant Award is earned or vested, and in no case later than six (6) months before the payout relative to such Award can be determined and while the Award remains subject to a risk of forfeiture or, in the case of an NQSO, at least six (6) months before the exercise of such Option.

SECTION 6
TERMINATION OF AWARDS

6.1

General Rule.  Except as otherwise provided herein, and subject to the discretion of the Committee as described in Section 9.1, Options and SARs may be exercised and Awards of Restricted Stock, Rights to Restricted Stock, Restricted Units, Performance Shares or Performance Units paid only in accordance with the terms and conditions specified relative to the grant or, in the case of a Change in Control, as provided in Section 8.

6.2

Termination of Employment.  If a Participant’s employment with the Pentair Group ends for any reason other than (i) a termination for cause, (ii) Retirement, (iii) death or (iv) Disability, any outstanding Options or SARs, to the extent otherwise exercisable on the date the Participant’s employment ends, may be exercised no later than ninety (90) days following the Participant’s termination date or, if earlier, the expiration date of the Option or SAR.  At the conclusion of such ninety (90) day period, all such Options and SARs then unexercised shall be forfeited.  All other Awards made to the Participant, to the extent not then earned or paid to the Participant, shall terminate no later than the Participant’s last day of employment.

6.3

Retirement.  (a)  Retirement of Corporate Officer or Subsidiary President.  Upon Retirement of a Participant who is then a Board appointed corporate officer or Subsidiary President, any Options or SARs exercisable on such Participant’s Retirement date may be exercised no later than ninety (90) days following such date or, if earlier, the expiration date of the Option or SAR.  All such Options and SARs shall remain outstanding until the earlier of the expiration date specified at the time the Award was made and the fifth anniversary of such Participant’s Retirement date; provided, however, such extension shall result in the conversion of an ISO to a NQSO to the extent provided under the Code.  The Restriction Period applicable to Awards of Restricted Stock, Rights to Restricted Stock or Restricted Units outstanding on the Participant’s Retirement date, as well as any other terms and conditions applicable to such Awards shall be deemed to have lapsed or otherwise been satisfied.  Payment for all such Awards shall be made to the Participant in either unrestricted shares of Stock or cash, depending on the payment terms applicable to such Award.  All Performance Awards outstanding on the Participant’s Retirement Date shall be paid in either unrestricted shares of Stock or cash, as the case may be, based on the degree to which the Participant had attained the applicable Performance Goals as of such Participant’s Retirement date.

(b)

Other Participants.  Upon Retirement of a Participant not covered by Section 6.3(a), any Options and SARs exercisable on such a Participant’s Retirement date may be exercised no later than ninety (90) days following such date or, if earlier, the expiration date of the Option or SAR.  At the end of such ninety (90) day period, all Options and SARs then unexercised shall be forfeited.  The Restriction Period applicable to an outstanding Award of Restricted Stock, Rights to Restricted Stock or Restricted Units

shall be deemed to have lapsed on a prorated basis, based on the portion of the Restriction Period which the Participant has completed at the time of Retirement.  The amount earned and payable on account of an outstanding Performance Award shall also be prorated based on the degree to which the Participant has attained the relevant Performance Goals and the portion of the Performance Cycle completed as of the date of Retirement.

6.4

Death of Participant.  If a Participant dies during employment with a member of the Pentair Group, all outstanding Options and SARS shall be exercisable by, or paid to, the Participant’s estate or the person who has acquired the right to exercise Options or SARs and receive payment of other types of Awards by bequest or inheritance.  The Participant’s estate, or any person who succeeds to the Participant’s benefits under the Plan, shall have up to twelve (12) months to exercise any outstanding Options or SARs to the same extent the Participant would have been entitled to exercise said Options or SARs on the date of death.  At the end of said twelve (12) month period, all Options and SARs then unexercised shall be forfeited.  The Restriction Period applicable to an outstanding Award of Restricted Stock, Rights to Restricted Stock or Restricted Units shall be deemed to have lapsed on a prorated basis, using the portion of the Restriction Period which the Participant had completed on the date of death.  The amount earned and payable on account of an outstanding Performance Award shall also be prorated based on the degree to which the Participant had attained the relevant Performance Goals and the portion of the Performance Cycle completed as of the date of death.

6.5

Disability of Participant.  If a Participant’s employment with all members of the Pentair Group ends due to a Disability, the Participant shall have up to twelve (12) months to exercise any outstanding Options or SARs to the same extent the Participant would have been entitled to exercise said Options or SARs as of the date the Disability determination is effective.  At the end of said twelve (12) month period all Options or SARs then unexercised shall be forfeited.  The Restriction Period applicable to an outstanding Award of Restricted Stock, Rights to Restricted Stock or Restricted Units

shall be deemed to have lapsed on a prorated basis, based on the portion of the Restriction Period the Participant had completed as of the date of Disability.  The amount earned and payable on account of an outstanding Performance Award shall also be prorated based on the degree to which the Participant had attained the relevant Performance Goals and the portion of the Performance Cycle completed as of the date of Disability.  The Committee shall have such discretion as is necessary to determine whether and when a Participant is considered Disabled for purposes of the Plan.

6.6

Termination for Cause.  If a Participant’s employment with all members of the Pentair Group is terminated for cause, all Awards and grants of every type, whether or not then vested, shall terminate no later than the Participant’s last day of employment.  The Committee shall have discretion to determine whether this Section 6.6 shall apply, whether the event or conduct at issue constitutes cause for termination of employment and the date on which Awards to a Participant shall terminate.  For purposes of the Plan, termination for cause shall include, but is not limited to, (i) a material violation of any Pentair policy, including any policy contained in the Pentair Code of Business Conduct, (ii) embezzlement from, or theft of property belonging to a member of the Pentair Group, (iii) willful failure to perform or gross negligence in the performance of or failure to perform assigned duties or (iv)  other intentional misconduct, whether related to employment or otherwise, which has, or has the potential to have, a material adverse effect on the business conducted by the Pentair Group or a member thereof.

6.7

Consultants.  The Committee shall have the discretion to determine whether and how the provisions of Sections 6.3 through 6.6 shall apply to a Consultant, and when a Consultant shall be considered to have ceased providing services to the Pentair Group for purposes of applying Section 6.2.

SECTION 7
TRANSFERABILITY

7.1

General.  Except as otherwise provided in this Section 7, Awards cannot be assigned, transferred (other than by will or the laws of descent and distribution), pledged, or otherwise encumbered (whether by operation of law or otherwise).

7.2

Limited Purpose Transfers.  (a)  Allowable Transfers.  If allowed by the Committee, a Participant may transfer the ownership of some or all of the vested or earned Awards granted to such Participant, other than ISOs, to (i) the spouse, children or grandchildren of such Participant (the “Family Members”), (ii) a trust or trust established for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners.  Any such transfer shall be without consideration and shall be irrevocable.  No Award so transferred may be subsequently transferred, except by will or applicable laws of descent and distribution.  The Committee may create additional conditions and requirements applicable to the transfer of Awards.

(b)

Treatment of Options After Transfer.  Following the allowable transfer of a vested NQSO, such Option shall continue to be subject to the same terms and conditions as were applicable to the NQSOs immediately prior to the transfer.  For purposes of settlement of the Award, delivery of Stock upon exercise of an Option and the Plan’s Change in Control provisions, however, any reference to a Participant shall be deemed to refer to the transferee.  With respect to a Change in Control, however, such event as may cause the termination of Awards shall continue to apply with respect to the Participant, following which event the transferred NQSOs shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.  If the transferred NQSOs are exercised at such time and in such manner as to result in a grant of Reload Options, the Reload Options shall be granted to the Participant.

SECTION 8
CHANGE IN CONTROL

8.1

Treatment of Options.  Upon the occurrence of a Change in Control, all Options granted to a Participant who is then employed by Pentair or a Subsidiary shall, to the extent not then vested or exercised, become fully vested and immediately exercisable without regard to the terms and conditions attached to such Options.  To the extent such Options are then exercised under circumstances which would otherwise result in a grant of Reload Options to the Participant, no such Reload Options will be granted.

8.2

Treatment of Restricted Stock.  Upon the occurrence of a Change in Control, the restrictions then applicable to all outstanding shares of Restricted Stock awarded under the Plan shall automatically lapse.  If on the Change in Control date any dividends declared with respect to such Restricted Stock have not been paid to the Participant, then all such amounts shall be paid within ten (10) days of the Change in Control date.

8.3

Treatment of Rights to Restricted Stock.  Upon the occurrence of a Change in Control, all Rights to Restricted Stock shall be fully and immediately vested and the Participant shall be paid within ten (10) days the cash value of the shares of Stock which otherwise would have been issued based on the Fair Market Value of the Stock on the Change in Control date, together with any then unpaid dividends which have been declared on the number of shares of Stock into which an Award of Rights to Restricted Stock can then be converted.

8.4

Treatment of Performance Shares.  Upon the occurrence of a Change in Control, the Performance Goals then applicable to all outstanding Performance Shares shall be deemed satisfied.  The Committee shall have the discretion to pay to the Participant, in cash or Stock, such amount of the Award, if any, as it shall determine within ten (10) days of the Change in Control date, together with any dividends declared with respect to such shares which have not yet been paid.

8.5

Treatment of Units.  Outstanding Awards of Units shall be valued by assuming that all Performance Goals have been satisfied and any other restrictions applicable to such Award have been met or have otherwise lapsed.  The Committee shall have the discretion to pay to the Participant such amount of the Award, if any, as it shall determine within ten (10) days of the Change in Control date.  If such Units were issued in tandem with another Award, payment for such Units shall be made in Stock or cash, depending on the payment terms relevant to the Award.

8.6

Participants Covered Under a KEESA.  The provisions of this Section 8 shall also apply to a Participant who terminates employment before a Change in Control if the Participant has entered into a KEESA and is entitled to benefits thereunder pursuant to Section 2(b) of the KEESA.

8.7

Governing Documents.  In the case of any conflict between the provisions of this Section 8 and any other provisions of the Plan, this Section 8 will control.  In the case of any conflict between the terms of this Plan and the terms and provisions of a Participant’s KEESA, the terms of such KEESA shall control to the extent more beneficial to such Participant, and the obligations of Pentair under such KEESA shall be in addition to any of its obligations under the Plan.

SECTION 9
ADMINISTRATION

9.1

Committee as Administrator.  (a)  General.  The Plan shall be administered by the Committee, which shall have full power and authority to select Participants, interpret the Plan, grant Awards, continue, accelerate, or suspend the exercisability or vesting of an Award, and adopt such rules and procedures for operating the Plan as it may deem necessary or appropriate.  Notwithstanding the above statement, once established the Committee shall have no discretion to increase the amount of compensation a Participant whose Awards are, or are reasonably thought to be, subject to Code section 162(m) may earn by application of any Performance Goals relevant to an Award, although the Committee shall retain the discretion to decrease the amount of compensation a Participant may earn under the terms of an Award.  Any action by the Committee to accelerate or otherwise amend an Award for reasons other than Retirement, death, Disability or a Change in Control shall be made only in response to business circumstances then existing and, if appropriate, shall include application of a commercially reasonable discount to the compensation otherwise payable to reflect the value of accelerated payment.

(b)

Compliance with Applicable Law.  The power and authority of the Committee shall include, but not be limited to, making such amendments or modifications to the Plan or to an Award as may be necessary or desirable to make available to Participants tax or other benefits of, or to comply with, the laws, regulations or accounting rules of the United States, any state, any other domestic jurisdiction  or any foreign jurisdiction in which any member of the Pentair Groups operates or in which Participants who are subject to such laws reside or work.

9.2

Delegation of Authority.  To the extent permitted under Minnesota law, the Committee may delegate to officers of Pentair any or all of its duties, power and authority under the Plan subject to such conditions or limitations as the Committee may establish.  Notwithstanding the preceding sentence, the Committee may not delegate the power to amend or terminate the Plan nor the authority to award performance-based compensation or determine the degree to which such compensation has been earned with respect to an Award for a Participant who is, or is reasonably thought to be, subject to Code section 162(m).  In no event, however, shall an officer of Pentair have or obtain the authority to grant Awards to himself or herself or to any person who is subject to Section 16 of the Securities Exchange Act of 1934.

9.3

Accounting Standards.  Calculation of changes to any Performance Goal established for purposes of an Award shall be made without regard to changes in accounting methods used by Pentair or in accounting standards that may be required by the Financial Accounting Standards Board after a Performance Goal relative to an Award is established and prior to the time the compensation earned by reason of the achievement of the relevant Performance Goal is paid to the Participant.

9.4

Amendment of Awards.  Except as otherwise provided in the Plan, the Committee shall have the discretion to amend the terms of any Award.  Any such amendment may be made either prospectively or retroactively, as necessary, provided that no such amendment shall either impair the rights of an affected Participant without the consent of such Participant or amend the terms of an Option so as to reduce the Option price.  Absent shareholder approval, the Committee may not cancel any outstanding Option and replace it with a new Option with a lower Option price, if such action would have the same economic effect as reducing the Option price of such a cancelled Option.

9.5

Term of Plan.  Contingent upon receipt of shareholder approval, this Plan shall be effective May 1, 2004, or such other date as the shareholders may provide at the time of approval, and shall remain in effect for a period of ten (10) years after such effective date, unless earlier terminated by the Board.

SECTION 10
PLAN AMENDMENT AND TERMINATION

10.1

Plan Amendment.  Pentair may, by written resolution of its Board or through action of the Committee, at any time and from time to time, amend the Plan in whole or in part.  Notwithstanding this authority, no such amendment shall, without shareholder approval, have the effect of repricing an Option, increasing the number of shares of Stock available for purposes of making Awards, increasing the limits described in Section 3.3 applicable to various types of Awards, materially enhancing the benefits available to Participants, materially expanding the class of individuals who are eligible to receive Awards, or making such other change as would, under applicable law or regulation, or standards issued by a self-regulating organization, require shareholder approval.

10.2

Plan Termination.  Pentair may, by written resolution of its Board, terminate the Plan at any time.

SECTION 11
MISCELLANEOUS

11.1

Participant Rights.  The right of a member of the Pentair Group to discipline or discharge a Participant, or to exercise any rights related to the tenure of any individual’s employment or other service shall not be affected in any manner by the existence of the Plan or any action taken pursuant to the Plan.  The selection of an individual to receive an Award in any given Fiscal Year shall not require that such individual receive an Award in any subsequent Fiscal Year.  Furthermore, the grant to a Participant of a specific type of Award does not require that such individual be selected to receive any other type of Award.  The Committee has the discretion to consider such factors as it deems pertinent when selecting Participants and determining the type and amount of Awards to be made to a Participant.

11.2

Participant Responsibilities.  If a Participant shall dispose of Stock acquired through exercise of an ISO within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify Pentair within seven (7) days of the date of such disqualifying disposition.  In addition, if a Participant elects, under Code section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify Pentair within seven (7) days of the date the Restricted Stock subject to the election is awarded.

11.3

Funding.  The Plan is an unfunded plan, and Pentair has no obligation to create any trust or separate fund or to otherwise set aside funds or segregate assets to ensure payment of any Award.  The Plan does not create a fiduciary relationship between Pentair and any Participant or other person.  To the extent any Participant or other person holds any rights by virtue of an Award under the Plan, such right shall, except as may otherwise be provided in a KEESA, be no greater than the right of an unsecured general creditor of Pentair.

11.4

Expenses.  The expenses of maintaining and administering the Plan shall be borne by Pentair.

11.5

Indemnification.  To the extent permitted by law, members of the Committee and the Board shall be indemnified and held harmless by Pentair with respect to any loss, cost, liability or expense that may reasonably be incurred in connection with any claim, action, suit or proceeding which may arise by reason of any act or omission under the Plan taken within the scope of the authority delegated hereunder.

11.6

Communications.  Pentair may, unless otherwise prescribed by any applicable state or federal law or regulation, provide to Participants any notices, grants, Awards, forms, reports or shares of Stock by using either paper or electronic means.

11.7

Interpretation.  Section and subsection headings are for convenience of reference and not part of this Plan, and shall not influence its interpretation.  Wherever any words are used in the Plan in the singular, masculine, feminine or neuter form, they shall be construed as though they were also used in the plural, feminine, masculine or non-neuter form, respectively, in all cases where such interpretation is reasonable.

11.8

Governing Law.  To the extent not preempted by applicable federal law, the construction and interpretation of the Plan shall be made in accordance with the substantive laws of the State of Minnesota, but without regard to any choice or conflict of laws provisions thereof.

11.9

Severability.  If any provision of the Plan shall be ruled or declared invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan, and such remaining provisions shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

APPENDIX H

PENTAIR, INC.

EMPLOYEE STOCK PURCHASE AND BONUS PLAN

As Amended and Restated

Effective May 1, 2004

SECTION 1

HISTORY AND BACKGROUND

Pentair, Inc. (“Pentair”) adopted, effective March 1, 1977, the Pentair, Inc. Employee Stock Purchase and Bonus Plan, which consolidated into one plan its then existing Employee Stock Purchase Plan and Employee Stock Bonus Plan.  Pentair adopted this plan to provide to employees of Pentair and the members of its controlled group of companies an opportunity to purchase, as a long-term investment, shares of Pentair common stock.  Employees who authorize payroll deductions for purposes of purchasing Pentair common stock receive a matching contribution from their employer which is used to purchase additional shares of Pentair common stock.

Since its adoption, this plan has been amended and restated several times, with the last such restatement made effective January 12, 1992.  Pentair is again amending this plan, by way of restatement, to limit the plan to a term of ten (10) years in compliance with rules issued by the New York Stock Exchange covering equity compensation plans and to clarify administrative procedures.  The adoption of this restated plan is contingent on shareholder approval of the plan.  If such approval is obtained, the plan will be effective May 1, 2004, or such other date as may be specified by the shareholders at the time of approval.

SECTION 2

DEFINITIONS

Unless the context clearly requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this Section or other parts of the Plan.

(1)

“Account” is an account maintained under the Plan by the Plan Agent to record the amount withheld from each Participant’s Compensation or contributed directly by a Participant for the purpose of purchasing Stock, the amount of Company matching contributions made on behalf of a Participant, cash dividends paid with respect to such Stock, and the number of shares of Stock held on behalf of each Participant under the Plan.

(2)

“Affiliated Company” is any corporation or business located in and organized under the laws of one of the United States which is a member of a controlled group of corporations or businesses (within the meaning of Code section 414(b) or (c)) that includes the Company, but only during the periods such affiliation exists, or any other entity in which the Company may have a significant ownership interest and which the Administrator determines shall be an Affiliated Company for purposes of the Plan.

(3)

“Code” is the Internal Revenue Code of 1986, as amended.

(4)

“Company” is Pentair, Inc., a Minnesota corporation.

(5)

“Compensation” is a Participant’s base wages or salary (i.e., exclusive of overtime or bonus payments), or the equivalent thereof, paid to or on behalf of a Participant for services rendered to the Company or a Participating Employer.

(6)

“Eligible Employee” is an Employee, except those Employees:

(i)

who are included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and a Participating Employer, unless and to the extent such agreement provides that such Employees shall be covered by the Plan, or the Participating Employer and the Administrator have otherwise agreed to extend coverage under the Plan to such Employees;

(ii)

who are covered under the Pentair, Inc. International Stock Purchase and Bonus Plan;

(iii)

whose Employer is not a Participating Employer; or

(iv)

who are not treated as Employees by the Company or a Participating Employer for purposes of the Plan even though they may be so treated or considered under applicable law, including Code section 414(n), the Federal Insurance Contribution Act or the Fair Labor Standards Act (e.g., individuals treated as employees of a third party or as self-employed).

(7)

“Employee” is an individual who is an employee of the Company or an Affiliated Company.

(8)

“Participant” is an Eligible Employee who has met the age and service requirements for Plan participation and completed the authorization form necessary for participation.

(9)

“Participating Employer” is an Affiliated Company which is making, or has agreed to make, contributions under the Plan with respect to some or all of its Employees, but only during the period such agreement to contribute remains in effect.

(10)

“Plan” is the Pentair, Inc. Employee Stock Purchase and Bonus Plan as described in this plan document effective May 1, 2004, and as it may be amended from time to time thereafter.

(11)

“Plan Administrator” is the Company.

(12)

“Plan Agent” is the entity duly appointed by the Company to receive funds contributed by Participants and Participating Employers, to purchase shares of Stock with such funds, and to maintain Participant Accounts.

(13)

“Prospectus” is the prospectus, as in effect from and after May 1, 2004, which describes the Plan and which is delivered to eligible Participants with respect to the purchase of Stock under the Plan.

(14)

“Stock” is the common stock of the Company, par value $0.16-2/3 per share.

SECTION 3

ELIGIBILITY

3.1

General.  All Eligible Employees of a Participating Employer may elect to participate in the Plan upon the attainment of age eighteen (18) and the completion of twelve (12) consecutive months of employment with the Company or an Affiliated Company, measured from such individual’s original date of hire.

3.2

Determining Credit for Completed Service.  (a)  Eligible Employee Who Leaves Employment.  In the event an Employee who has completed the twelve (12) consecutive months of service necessary to elect to participate in the Plan leaves employment with the Company and all Affiliated Companies and is subsequently rehired, credit for such completed service shall not be lost, regardless of the length of time between the date such employment ends and the individual’s rehire date.

(b)

Leaving Employment Before Eligible.  An Employee who leaves employment with the Company and all Affiliated Companies prior to the completion of twelve (12) consecutive months of service and is subsequently rehired shall not receive credit for any service completed prior to the time such first term of employment ended.

(c)

Collectively Bargained Employees.  In those cases where a group of Employees who are covered by a collective bargaining agreement becomes eligible to participate in the Plan pursuant to the terms of such agreement then, unless the agreement provides otherwise, such Employees shall be given credit for service completed prior to the effective date of such agreement for purposes of determining eligibility to elect to participate in the Plan.

(d)

Newly Acquired Groups.  In those cases where a company, partnership, joint venture or other entity becomes an Affiliated Company, the Plan Administrator may, but shall not be required to, give credit to the Employees of such organization for service completed with their employer prior to the date such employer becomes an Affiliated Company.

SECTION 4

PARTICIPATION

4.1

General.  Plan participation is voluntary and Eligible Employees do not automatically become Participants upon meeting the Plan’s eligibility requirements.  An Eligible Employee who has met the Plan’s eligibility requirements, as described in Section 3, may commence Plan participation by delivering to the Human Resources Department of the Company or a Participating Employer an authorization for deductions from such individual’s Compensation, if the individual intends to make contributions through payroll deductions.

4.2

Withdrawal from Participation.  A Participant may elect to cease participation under the Plan at any time, even though he or she remains an Eligible Employee of the Company or a Participating Employer, by giving written notice to his or her employer.  Such an individual may not elect to again participate in the Plan until the calendar year following the calendar year in which he or she withdraws from participation.

SECTION 5

CONTRIBUTIONS

5.1

Participant Contributions.  Participants may make contributions under the Plan for purposes of purchasing Stock by using either or both of the methods described below.  All such contributions must be made in cash or a cash equivalent.

(a)

Payroll Deductions.  A Participant may authorize his or her employer to make a deduction from each paycheck for purposes of purchasing Stock.  The minimum deduction allowed is $10.00 per month; the maximum deduction allowed is the lesser of $750 per month and 15% of such Participant’s Compensation.  A Participant may change the amount of his or her payroll deduction at any time, but not more than once in any calendar year.

(b)

Additional Contributions.  A Participant may also purchase Stock by making an additional cash contribution.  Any such contribution shall not be made by payroll deduction but shall be paid by the Participant directly to the Plan Agent.  These contributions, if any, must be made at least quarterly, and the total quarterly contribution cannot exceed $3,000.

5.2

Employer Bonus Contribution.  Each month the Company and Participating Employers shall pay to the Plan Agent on behalf of each Participant employed by such employer an amount equal to twenty-five percent (25%) of the contributions made by Participants through payroll deductions from Compensation.  No such bonus contribution shall be made by the Company or any Participating Employer with respect to any additional cash contributions made directly by Participants.

5.3

Dividends.  Cash dividends paid on Stock held in a Participant’s Account shall be used by the Plan Agent to purchase additional shares of Stock on behalf of such Participant.  Stock dividends declared by the Company shall be allocated to Accounts.

5.4

Mandatory Suspension.  To the extent required under applicable United States Treasury Regulations, a Participant who receives a hardship withdrawal pursuant to the provisions of the Pentair, Inc. Retirement Savings and Stock Incentive Plan shall be required to cease contributions of any kind to the Plan for a minimum of six (6) months from the date such hardship distribution is received.

SECTION 6

PURCHASE OF STOCK

6.1

Participant Accounts.  The Plan Agent shall establish for each Participant an Account to hold the Stock purchased on behalf of such Participant.  All Stock and other amounts allocated to such Account shall at all times be fully vested and nonforfeitable.

6.2

Purchasing Stock.  The Plan Agent shall use all Participant and employer contributions, regardless of type and including cash dividends, to purchase Stock on the open market.  The Plan Agent shall make all such purchases over a number of business days each month as are agreed to by the Plan Agent and the Company.  All Stock so purchased shall be allocated to the Accounts of Participants on behalf of whom purchases were made based on the average purchase price obtained over said monthly purchase period.  No interest shall be paid on any cash amounts held by the Plan Agent regardless of whether such cash is being held in anticipation of the date on which Stock purchases shall be made or held pending a refund to a terminating Participant.

SECTION 7

ENDING PARTICIPATION

7.1

General.  A Participant may elect to discontinue Plan participation even though he or she remains an Eligible Employee of the Company or a Participating Employer.  In addition, a Participant may cease Plan participation by reason of becoming an Employee of an Affiliated Company which is not a Participating Employer, by joining a group of Employees who are not Eligible Employees, or by qualifying for benefits under a long-term disability plan maintained by the Company or a Participating Employer.  At such time as a Participant shall cease employment with the Company and all Affiliated Companies, Plan participation shall cease and the individual may elect the manner in which his or her Account shall be distributed.

7.2

Discontinuing Participation.  An individual may elect at any time to cease making contributions under the Plan, even though he or she remains an Eligible Employee of the Company or a Participating Employer.  In addition, an individual who begins receiving long-term disability benefits shall cease making contributions under the Plan.  Such individuals may, but are not required to, request a full or partial cash or Stock disposition from their Accounts.

7.3

Ceasing to be an Eligible Employee.  Participants who cease to be Eligible Employees but remain Employees of the Company or an Affiliated Company may, but are not required to, request a full or partial cash or stock disposition from their Accounts.

7.4

Termination of Employment.  Participants who cease to be Employees of the Company or any Affiliated Company shall receive a distribution from their Accounts as described in Section 8.

7.5

Death of Participant.  In the event of the death of a Participant, such individual’s Account shall be distributed as described in Section 8.

SECTION 8

DISPOSITION OF ACCOUNTS

8.1

Termination of Participation.  At such time as a Participant shall cease to participate in the Plan due to a termination of employment with the Company and all Affiliated Companies, the Human Resources Department of such individual’s employer shall provide to the individual a notice of Account distribution options and a form whereby the individual can provide to the Plan Agent instructions as to the disposition of his or her Account.  A Participant may elect to receive whole shares of Stock, plus cash in lieu of fractional shares, or cash only.

(a)

Stock Election.  If a terminating Participant elects to receive a Stock distribution, the Plan Agent shall deliver to such Participant the number of whole shares of Stock allocated to such Participant’s Account.  Any fractional shares of Stock being distributed shall be sold at the Stock’s then current market price and the proceeds of such sale, reduced by any costs associated with such sale, including brokerage fees due to the Plan Agent or any other party, shall be sent to the Participant.  Generally, all distributions shall be completed after all Stock purchases relevant to such Account have been made.

(b)

Cash Election.  If a terminating Participant elects to receive cash, the Plan Agent shall sell all whole and fractional shares of Stock allocated to such Participant’s Account.  All such Stock shall be sold at the then current market price and the proceeds of such sale, reduced by any costs associated with such sale, including brokerage fees due to the Plan Agent or any other party, shall be sent to the Participant.  Generally, all sales shall be completed after all Stock purchases relevant to such Account have been made.

(c)

Default Provision.  If a terminating Participant does not make a distribution election within thirty (30) days of the date the Human Resources Department provides the notice described in Section 8.1, the Plan Agent shall proceed as if such Participant had elected a Stock distribution.

8.2

Death of Participant.  In the event of the death of a Participant, the legal representative or administrator of such Participant’s estate shall be entitled to elect between a Stock or cash distribution, made at the times and in the manner described in Section 8.1, and shall be subject to the same default distribution rules as a Participant.  All distributions, regardless of form, shall be paid as directed by the Participant’s legal representative or administrator, or paid to the Participant’s estate if no such direction is provided.  To the extent the Administrator determines that Participant Accounts may be held in joint tenancy with right of survivorship or adds to the Plan a provision permitting transfer on death designation, then the Stock held in the Account of a deceased Participant shall be distributed according to any such designation duly made by the Participant.

8.3

Withdrawal from Accounts.  (a)  In-service Distribution.  Withdrawals from Accounts are available to Participants who (i) remain Eligible Employees but cease making contributions under the Plan; (ii) are no longer Eligible Employees but remain Employees of the Company or an Affiliated Company; or (iii) are currently Participants.  Such a withdrawal may be made in either cash or shares of Stock.

(b)

Stock Election.  If a Participant described in Section 8.3(a) wishes to receive shares of Stock, then he or she shall specify the number of whole shares of Stock to be distributed, if the request is for a distribution of less than the entire Account balance.  If the request is for withdrawal of the entire Account balance, any fractional shares of Stock held in such Account shall be sold at the Stock’s then current market price and the proceeds of such sale, reduced by any costs associated with such sale, including brokerage fees due to the Plan Agent or any other party, shall be sent to the Participant.  Generally, all such distributions shall be completed after all Stock purchases relevant to such Account have been made.

(c)

Cash Election.  If a Participant described in Section 8.3(a) wishes to receive cash, the Plan Agent shall sell all whole and fractional shares of Stock allocated to such Participant’s Account or, if less than the entire Account, such number of shares of Stock as the Participant shall specify.  All such Stock shall be sold at the then current market price and the proceeds of such sale, reduced by any costs associated with such sale, including brokerage fees due to the Plan Agent or any other party, shall be sent to the Participant.  Generally, all sales shall be completed after all Stock purchases relevant to such Account have been made.

(d)

Premature Withdrawal of Shares.  If a Participant who has neither left employment with the Company and all Affiliated Companies nor otherwise ceased to participate under the Plan requests that the Plan Agent sell some or all of the Stock acquired for his or her Account with amounts contributed by payroll deductions from Compensation within twelve (12) months after such Stock is purchased, the Participant’s employer may cease to make bonus contributions for the benefit of such Participant for twelve (12) months following the date of such premature sale.

SECTION 9

ADMINISTRATION

9.1

Term of Plan.  Contingent upon receipt of shareholder approval, this Plan shall be effective May 1, 2004, or such other date as the shareholders may provide at the time of approval, and shall remain in effect for a period of ten (10) years after such effective date, unless the Plan is earlier terminated as provided in Section 10.6.

9.2

Prospectus.  Upon completing the eligibility requirements described in Section 3, an Eligible Employee shall receive from the Human Resources Department of the Company or his or her Participating Employer a copy of the Prospectus which describes the Plan.

9.3

Reporting.  The Plan Agent shall provide to each Participant quarterly, or at such other intervals as may be necessary or appropriate, the following information:

(i)

the total amount contributed to each Participant’s Account for such quarter, whether by payroll deduction, lump sum contributions, or the Participant's employer;

(ii)

the number of shares of Stock purchased on behalf of the Participant with all of such contributions; and

(iii)

the total number of shares of Stock then allocated to the Participant's Account.

9.4

Voting of Stock in Accounts.  The Company shall provide to each Participant all notices and correspondence it provides to any shareholder of record who is not a Participant, including proxy statements.  The Plan Agent shall receive proxy instructions from each Participant and shall vote the Stock allocated to each Participant's Account in accordance with the instructions, if any, provided by such Participant.

9.5

Non-Alienation.  No Participant may use his or her Account, or the Stock allocated to such Account, as collateral, or otherwise assign, pledge or encumber such Stock.

9.6

Fees and Commissions.  The Company shall pay commissions, service charges or other costs incurred with respect to the purchase of Stock for purposes of the Plan.  When any such Stock is sold, the Participant is responsible for payment of any commissions, service charges or other costs incurred on account of such sale.

SECTION 10

MISCELLANEOUS

10.1

Voluntary Participation.  Participation in the Plan is entirely voluntary, and by maintaining the Plan the Company is not making a recommendation as to whether any Eligible Employee should invest in Stock.  Investment in any stock involves risk, and each Eligible Employee must decide whether to accept the risk of investing in Stock.

10.2

Employee Rights.  The right of the Company or an Affiliated Company to discipline or discharge Employees, or to exercise rights related to the tenure of any individual's employment, shall not be affected in any manner by reason of the existence of the Plan or any action taken pursuant to the Plan.

10.3

Construction.  The Administrator shall have full power and authority to interpret and construe the Plan, to adopt rules and regulations not inconsistent with the Plan for purposes of administering the Plan with respect to matters not specifically covered in the Plan document and to amend and revoke any rules and regulations so adopted.  Except as otherwise provided in the Plan, any interpretation of the Plan and any decision on any matter within the discretion of the Administrator which is made in good faith by the Administrator shall be final and binding.

10.4

Interpretation.  Section and subsection headings are for convenience of reference and not part of this Plan, and shall not influence its interpretation.  Wherever any words are used in the Plan in the singular, masculine, feminine or neuter form, they shall be construed as though they were also used in the plural, feminine, masculine or non-neuter form, respectively, in all cases where such interpretation is reasonable.

10.5

Plan Amendment.  The Company may, by written resolution of its Board of Directors or through action of the Compensation Committee of such Board, at any time and from time to time, amend the Plan in whole or in part.

10.6

Plan Termination.  The Company may, by written resolution of its Board of Directors or through action of the Compensation Committee of such Board, terminate the Plan at any time.  In the event the Plan terminates, the Participant's Accounts shall be handled in the same manner as if the Participant had terminated employment with the Company and all Affiliated Companies.

10.7

Choice of Law.  To the extent not preempted by applicable federal law, the construction and interpretation of the Plan shall be made in accordance with the laws of the State of Minnesota, but without regard to any choice or conflict of laws provisions thereof.

10.8

Acceptance of Terms.  By electing to participate in the Plan, each Participant shall be deemed to have accepted all of the provisions of the Plan, and the terms and conditions set forth by the Plan Agent, and to have agreed to be fully bound thereby.

10.9

Computational Errors.  In the event mathematical, accounting, or similar errors are made in maintaining Participant Accounts, the Plan Administrator or the Plan Agent, as the case may be, may make such equitable adjustments as it deems appropriate to correct such errors.

10.10

Communications.  The Company, a Participating Employer or the Plan Agent may, unless otherwise prescribed by any applicable state or federal law or regulation, provide the Prospectus and any notices, forms or reports by using either paper or electronic means.

APPENDIX I

PENTAIR, INC.

INTERNATIONAL STOCK PURCHASE AND BONUS PLAN

As Amended and Restated

Effective May 1, 2004

SECTION 1

BACKGROUND AND PURPOSE

1.1

Background.  Pentair, Inc. (“Pentair”) adopted, effective August 31, 1998, the Pentair, Inc. International Stock Purchase and Bonus Plan.  Pentair now wishes to amend this plan, by way of restatement, to comply with rules issued by the New York Stock Exchange covering equity compensation plans and to consolidate all amendments of ongoing effect adopted since the plan’s initial effective date.  The adoption of this restated plan is contingent on shareholder approval of the plan.  If such approval is obtained, the plan will be effective May 1, 2004, or such other date as may be specified by the shareholders at the time of approval.

1.2

Purpose.  Pentair established the plan to afford the employees of its international branches and subsidiaries a convenient and cost-effective means for the regular and systematic purchase of Pentair’s common stock on terms substantially comparable to those available to Pentair’s U.S. employees. The purpose of the plan is to assist Pentair and its international subsidiaries in attracting and retaining personnel of outstanding abilities, to motivate employees to dedicate their maximum productive effort on behalf of Pentair and its international branches and subsidiaries and to encourage long-term ownership of Pentair common stock by such employees.

SECTION 2

DEFINITIONS

Unless the context clearly requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this Section or other parts of the Plan:

(a)

“Account” is the account maintained by the Trustee for each Participant to hold shares of Stock purchased in accordance with the Plan, together with any other funds belonging to the Participant.

(b)

“Alternate Currency” is any currency other than United States dollars.

(c)

“Board” is the Board of Directors of Pentair.

(d)

“Broker” is the entity selected by the Trustee from time to time pursuant to Section 7.2 to act as the broker for the Plan.

(e)

“Committee” is the International Stock Plan Committee, which is a committee of employees of the Company or its affiliates as appointed from time to time by the Board to administer the Plan.

(f)

“Company” is Pentair, Inc., a Minnesota corporation.

(g)

“Distribution Date” is the last business day, in the jurisdiction of the Trustee, of each calendar quarter.

(h)

“Eligible Employee” is each Regular Employee of a Participating International Affiliate who is at least eighteen (18) years of age and has completed at least one (1) year of continuous employment with a Participating International Affiliate.

(i)

“Participant” is an Eligible Employee who is enrolled in the Plan.

(j)

“Participating International Affiliate” is any branch office of the Company, and any corporation or other form of business or association owned or controlled, directly or indirectly, by the Company, whose Regular Employees are, by action of the Committee, permitted to participate in the Plan and which is identified on Schedule 1 hereto.

(k)

“Plan” is the Pentair, Inc. International Stock Purchase and Bonus Plan, as described in this Plan document effective May 1, 2004, and as it may be amended from time to time thereafter.

(l)

“Regular Employee” is each employee of a Participating International Affiliate who works or is scheduled to work a minimum of fifteen (15) hours per week.

(m)

“Stock” is the common stock of the Company, par value U.S. $0.16-2/3 per share.

(n)

“Trust” is the trust established by the Declaration of Trust, dated September 3, 1998, for the purpose of holding Stock purchased by the Trustee for the benefit of Participants in accordance with this Plan.

(o)

“Trustee” is the corporation which from time to time is the duly appointed and acting trustee of the Trust.

SECTION 3

ADMINISTRATION

3.1

Administrator.  The Plan shall be administered by the Committee, which shall have full power and authority to interpret and construe any provision of the Plan, to adopt rules and regulations not inconsistent with the Plan for carrying out the purposes of the Plan with respect to matters not specifically covered herein and to amend and revoke any rules or regulations so adopted. Except as otherwise provided herein or to the extent required by law, any interpretation of the Plan and any decision on any matter within the discretion of the Committee which is made by the Committee in good faith is binding on all persons.

3.2

Rulemaking Authority.  The Committee shall, to the extent necessary or desirable, establish any special rules for Eligible Employees, former employees, or Participants located in a particular country. Such rules shall be set forth in Appendices to this Plan, which shall be deemed incorporated into the Plan.

SECTION 4

PARTICIPATION

Each Eligible Employee may participate in the Plan at any time by delivering to the Participating International Affiliate by which he or she is employed:

(a)

such forms as are required by the Trustee or the Committee for purposes of establishing an Account for the Participant and for the purchase by the Trustee of Stock for the account of the Participant; and

(b)

a completed and duly signed form authorizing the relevant Participating International

Affiliate to make compensation deductions for the Participant for purposes of enabling the Participant to make contributions to the Plan as contemplated herein.

Participation in the Plan by Eligible Employees is entirely voluntary. Participation in the Plan begins as soon as practicable after the required forms are received and processed by the Participating International Affiliate and the Trustee and continues until the Participant ceases to be an Eligible Employee, the Trustee terminates the participation of the Participant pursuant to Section 9 or until written termination by the Participant of his or her participation in the Plan is received and processed by the relevant Participating International Affiliate and the Trustee.

SECTION 5

PARTICIPANT CONTRIBUTIONS

Participants may make contributions for the purchase of Stock under the Plan in accordance with the following:

(a)

Payroll Deductions.  Participants may authorize the relevant Participating International Affiliate to make periodic payroll deductions from the Participant’s compensation for the purpose of purchasing Stock. The deductions shall be forwarded by the relevant Participating International Affiliate to the Trustee on behalf of the Participant. Such deductions must be at least the minimum and not more than the maximum amounts set forth on Schedule 2 attached hereto for each Participating International Affiliate, which minimum and maximum amounts may be reviewed and adjusted annually by the Committee. Payroll deductions will be automatically terminated when the Participant’s applicable maximum amount is reached. A payroll deduction may be decreased or increased (subject to the above limitations) once each calendar quarter by the Participant completing and returning the appropriate payroll deduction form to the relevant Participating International

Affiliate. A payroll deduction may be terminated at any time by the Participant giving written notice to the relevant Participating International Affiliate. A Participant who terminates his or her payroll deduction may not re-enroll in the Plan until the next calendar year, unless the termination of participation resulted from the Participant’s termination of employment and he or she is subsequently reemployed by a Participating International Affiliate, in which case the Participant may re-enroll in the Plan in the calendar quarter following his or her rehire date in accordance with the procedures set forth in Section 4.

(b)

Lump Sum Contributions.  Participants may also make additional lump-sum contributions each calendar quarter in amounts not to exceed the applicable maximum amounts as set forth on Schedule 2. Such lump-sum contributions shall be made to the relevant Participating International Affiliate which shall forward the contribution to the Trustee on behalf of the Participant.  Such lump sum contributions shall not be subject to the bonus provisions described in Section 6.

(c)

Currency Conversion.  The Trustee shall or shall cause the Broker to convert all funds received from Participants in an Alternate Currency into United States dollars in accordance with procedures established by the Committee.

SECTION 6

BONUS CONTRIBUTIONS

6.1

Employer Contributions.  Each month, the Participating International Affiliate which employs the Participant will forward to the Trustee for such Participant’s Account a bonus equal to 25% of the amount contributed by each Participant in the form of payroll deductions pursuant to Section 5(a), subject to the limitations set forth therein. Notwithstanding the above, if a Participant sells shares of Stock acquired under this Plan within the first year after their purchase, the relevant Participating International Affiliate may terminate the payment of any further bonus contributions for such Participant.

6.2

Taxation.  The Participant is responsible for the payment of all income taxes, employment, social insurance, welfare and other taxes under applicable law relating to the bonus contributions made by the relevant Participating International Affiliate, the purchase and sale of Stock pursuant to this Plan and the distribution of Stock or cash to the Participant in accordance with this Plan. The Participating International Affiliate is authorized to make appropriate withholding deductions from each Participant’s compensation, which shall be in addition to any payroll deductions made pursuant to Section 5, and to pay such amounts to the appropriate tax authorities in the relevant country or countries in satisfaction of any of the above tax liabilities of the Participant under applicable law. All such payments of applicable withholding tax in any relevant jurisdiction shall be the obligation of the relevant Participating International Affiliate, and the Trustee shall have no obligation to make any payments to the appropriate tax authorities in res of the tax liabilities of the Participants.

SECTION 7

PURCHASES, SALES AND WITHDRAWALS

7.1

Forwarding Funds.  All funds deducted from a Participant’s compensation by the relevant Participating International Affiliate, the bonus contributions made by the relevant Participating International Affiliate and any lump sum contributions made by such Participant shall be forwarded to the Trustee, together with a list of Participants and the amounts allocable to their respective Accounts. No interest shall be paid on such funds by the Company, the Participating International Subsidiaries or the Trustee.

7.2

Purchasing Stock.  Upon receipt of funds from the Participating International Affiliates, the Trustee shall transfer such funds to the Broker and shall direct the Broker to, as promptly as practicable, purchase on the New York Stock Exchange, as agent for the Participants, as many whole shares of Stock as the aggregate of such funds will permit, subject to applicable regulations. The relevant Participating International Affiliate shall pay commissions on the purchases of such Stock and such other charges for the Trustee’s and Broker’s services as may be agreed from time to time.

7.3

Recordkeeping.  The Trustee or its agent shall maintain individual Accounts for each Participant. Shares of Stock shall be allocated by the Trustee or its agent at the average cost of Stock at the time of purchase to each Participant’s Account in proportion to the amount received by the Trustee or its agent for the account of each Participant. Allocations shall be made in full shares of Stock and in fractional interests in shares to four decimal places.

7.4

Holding Stock.  At the time of purchase of Stock under the Plan, each Participant for whom funds were received shall immediately acquire full ownership of all Stock and of any fractional interest in Stock purchased for his or her Account. The Broker shall hold all shares purchased in street name for and on behalf of the Trustee until:

(i)

the Participant requests that a certificate for some or all of the Stock in his or her Account be issued to such Participant,

(ii)

the Participant requests the Trustee to sell some or all of the Stock in his or her Account, or

(iii)

the Participant’s Account is terminated.

7.5

Distribution of Account.

A Participant may request the Trustee to (i) deliver certificates for all or some of the Stock held in the Participant’s Account or (ii) sell some or all of the Stock held in the Participant’s Account as of any Distribution Date.  If a Participant requests the Trustee to deliver certificates for all or some of the Stock held in the Participant’s Account, such Stock shall, at the option of the Participant as stipulated to the Trustee in writing, be delivered (i) by means of electronic transfer to the brokerage or bank account designated by the Participant or (ii) in hard copies by means of registered mail to the mailing address designated by the Participant.  Selling commissions, the costs of converting U.S. dollars into the relevant Alternate Currency after such sale and other service charges of the Trustee and the Broker shall be borne by the Participant. Requests for a distribution of Stock certificates or the sale of Stock must be submitted to the Trustee no later than the fifteenth (15th) day of the month in which the calendar quarter ends. Upon receipt of requests for distributions or sales, the Trustee shall aggregate the same and instruct the Broker to sell the Stock on the date determined by the Broker in its discretion, but in no event later than the Distribution Date. The Trustee shall convert the proceeds of such sale to the Alternate Currency specified by the Participant pursuant to rules established by the Committee. Such proceeds, minus any costs charged to the Participant for commissions, currency conversion and other related charges, shall be paid to the relevant Participating International Affiliate on or about the Distribution Date. The relevant Participating International Affiliate will distribute such proceeds to the Participant as soon as administratively feasible after receiving such proceeds. Any gains or losses attributable to the conversion of United States dollars to the Alternate Currency in which the distribution is made will serve to increase or decrease, as the case may be, the amount of the distribution to which the Participant is entitled.

SECTION 8

ACCOUNTS AND REPORTS

Each Participant shall receive quarterly, or at such other intervals as may be necessary or appropriate, a statement of activity from the Trustee or its agent which shall include the following information:

(a)

the amount contributed for the period by the Participant and the relevant

Participating International Affiliate pursuant to the Plan;

(b)

the number of shares purchased for the Participant’s Account during the period;

(c)

the total number of shares held in the Participant’s Account; and

(d)

such other information as the Committee shall specify from time to time.

SECTION 9

ENDING PARTICIPATION

9.1

Termination of Participation.  A Participant may voluntarily terminate participation in the Plan at any time by giving written notice to the Trustee and the Participating International Affiliate by which he or she is employed. In addition, the Trustee may terminate a Participant’s Account and dispose of the Stock therein pursuant to Section 9.2 if the Participant dies or terminates employment for any reason with the relevant Participating International Affiliate. A Participant whose participation in the Plan terminates may not reenter the Plan during the same calendar year, unless the termination of participation resulted from the Participant’s termination of employment and he or she is subsequently reemployed by any Participating International Affiliate.

9.2

Disposition of Account Upon Termination of Participation.  A Participant’s written notice of termination of participation shall include instructions to the relevant Participating International Affiliate as to the disposition of the Stock in his or her Account. If a Participant elects cash, the Trustee shall direct the Broker to sell the Stock allocated to the Participant’s Account at the then current market price, and the Trustee shall deliver the proceeds, less any brokerage commissions, currency conversion costs and other, related charges, to the Participating International Affiliate which employs the Participant, which Participating International Affiliate will in turn forward such proceeds to the Participant. If the terminating Participant elects to receive Stock certificates or makes no election, the Trustee shall deliver to the relevant Participating International Affiliate for forwarding to the Participant the number of full shares of Stock in his or her Account plus cash for any fractional shares. In the event of the death of a Participant, all elections shall be made by, and all distributions made to, the designated beneficiary of the Participant or the legal representative of the Participant’s estate, as provided in Section 11.2 below.

SECTION 10

RIGHTS AS A STOCKHOLDER

10.1

Voting and Other Rights.  As soon as administratively practicable after the Trustee receives notice of a meeting of the shareholders of the Company, the Trustee, or its agent, shall deliver to each Participant by mail or otherwise, all notices of meetings, proxy statements and other materials distributed by the Company to its shareholders. At the meeting, or any adjournment thereof, the Trustee will vote shares of Stock credited to such Accounts as of the record date for such vote in accordance with the instructions received by the Trustee from Participants. The combined fractional shares of Participants will be voted to the extent possible to reflect the instructions of the Participants. The Trustee will not vote any shares of Stock held in Accounts for which it has not received instructions from Participants in time to be processed.

10.2

Dividends and Other Proceeds.  Cash dividends received in respect of Stock held in Accounts shall be credited by the Trustee to such Accounts.  All such cash shall be reinvested in Stock as promptly as practicable following receipt thereof. The relevant Participating International Affiliate shall pay all regular commissions in connection with the purchase of Stock constituting such reinvestment of cash dividends. Stock dividends or stock splits in respect of Stock held in the Accounts shall be credited to such Accounts without charge. The Trustee shall direct the Broker to sell all other securities and rights to subscribe for shares received in respect of Stock, if any, held in the Accounts and the proceeds therefrom shall be treated in the same manner as cash dividends. All cash dividends payable on Stock held by the Trustee for the Accounts shall be paid net of applicable United States withholding taxes on such dividends which shall be withheld by the Company and paid to the appropriate United States tax authorities. The Trustee or its agent shall annually notify each Participant as part of its periodic reporting obligations of the amount of such withholding applicable to each Participant’s Account to enable such Participant to apply for any applicable tax credit in each such Participant’s country.

SECTION 11

TRANSFER OF RIGHTS

11.1

Non-alienation.  Notwithstanding Section 7.4, no shares of Stock held in a Participant’s Account or any Participant’s interest in this Plan shall be transferable by a Participant, subject to the Participant’s right to sell such Stock, receive Stock certificates or terminate his or her participation in this Plan as elsewhere provided herein, and no assets in any Account or any other benefit under this Plan may in any manner be mortgaged, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so is void. No such assets in an Account or any such benefit shall be subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such assets or benefits.

11.2

Rights of Beneficiary.  Unless otherwise required by local law or the Committee, a Participant may, by signing a form furnished by the Committee, designate any legal or natural person or persons who shall be entitled to exercise the Participant’s rights hereunder or to which the Participant’s benefits are to be paid if the Participant dies before receiving all benefits payable under this Plan. A beneficiary designation will be effective only when the signed form is filed while the Participant is alive with the Participating International Affiliate which employs the Participant.  Filing a new signed beneficiary designation form will cancel all beneficiary designation forms signed earlier. If a Participant has not designated a beneficiary, the Participant’s Account shall be disposed of and distributed by the Trustee to the Participating International Affiliate which employed the Participant, and the Participating International Affiliate shall forward such assets to the legal representative of the Participant’s estate in accordance with applicable law.

SECTION 12

MISCELLANEOUS

12.1

Term of Plan.  Contingent upon receipt of shareholder approval, this Plan shall be effective May 1, 2004, or such other date as the shareholders may provide at the time of approval, and shall remain in effect for a period of ten (10) years after such effective date, unless earlier terminated as provided in Section 12.2(b).

12.2

Amendment and Termination

(a)

Plan Amendment.  The Company may, by written resolution of the Board or through action of the Compensation Committee of such Board, at any time and from time to time, amend the Plan in whole or in part; provided, that no amendment to the Plan which would have the effect of materially increasing the cost of administering the Trust or the obligations of the Trustee in connection with such administration shall be adopted by the Company without the prior written consent of the Trustee, which consent will not be unreasonably withheld.

(b)

Plan Termination.  The Company may, at any time, by written resolution of the Board or through action of the Compensation Committee of such Board, terminate the Plan.  In addition, the Board or the Compensation Committee of the Board may at any time terminate this Plan as to any individual Participating International Affiliate. All shares of Stock and cash, if any, in Accounts of affected Participants shall, pursuant to rules adopted by the Committee, be distributed as soon as administratively feasible after such termination.

(c)

Trust Fund.  The funds from time to time held by the Trust hereunder shall at all times be in a trust fund separate and apart from the assets of the Company and the Participating International Affiliates, and no part thereof shall be or become available to the Company, the Participating International Affiliates or to creditors of the Company or the Participating International Affiliates under any circumstances.

12.3

Employment Relationship

(a)

Tenure of Employment.  Nothing in this Plan shall confer on any Participant any express or implied right to employment or continued employment by the Company or any Participating International Affiliate, whether for the duration of the Plan or otherwise.

(b)

Contract of Employment.  This Plan shall not form part of any contract of employment between the Company or any of the Participating International Affiliates nor shall this Plan amend, abrogate or affect any existing employment contract between the Company or any of the Participating International Affiliates and their respective employees. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any of its affiliates, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any of its affiliates.

(c)

Severance.  Neither the Stock purchased hereunder, any bonus contributions made hereunder nor other benefits conferred hereby shall form any part of the wages or salary of any Eligible Employees for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any of its affiliates be entitled to any compensation for any loss of any right or benefit under this Plan which such employee might otherwise have enjoyed but for ceasing to be an employee, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

12.4

Voluntary Participation.  Participation in the Plan is entirely voluntary, and by maintaining the Plan the Company is not making a recommendation as to whether any Eligible Employee should invest in Stock.  Investment in any Stock involves risk, and each Eligible Employee must decide whether to accept the risk of investing in Stock.

12.5

Communications.  The Company, a Participating International Affiliate or the Trustee may, unless otherwise prescribed by applicable laws or regulations, provide the prospectus and any notices, forms or reports by using either paper or electronic means.

12.6

Acceptance of Terms.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee or the Trustee or its agents and shall be fully bound thereby.

Appendix A

Special Rules - Germany

These special rules, adopted pursuant to Section 3.2 of the Pentair, Inc. International Stock Purchase and Bonus Plan, modify the terms of such Plan as in effect in Germany as follows:

The following section is added to Section 11, Transfer of Rights, of the Plan:

11.3

Provisions Applicable in Germany.  Notwithstanding the foregoing, if prior to the transfer of the Stock in a Participant’s Account to such Participant’s designated beneficiary the Trustee receives a certified copy of a Certificate of Heirship (“Erbschein”), then the Trustee shall transfer the relevant shares of Stock to only the person or persons named in such Certificate, without regard to whether such person demands the sale of Stock and payment in cash and without any further obligation on the part of the Trustee to investigate such transferees’ rights. If the Trustee transfers the Stock to a designated beneficiary or a person named in the Erbschein, the Trustee shall be released from all obligations to the Participant and the Participant’s successors, assigns, and other persons who may have an interest in the Participant’s Account.

Schedule 1

Participating International Affiliates

      Participating

International Affiliate

Effective Date

Schroff GmbH

August 31, 1998

Flex Elektrowerkzeuge GmbH

January 1, 1999

Pentair Water France S.A.S.

October 1, 1999

Schroff S.A.S.

February 1, 1999

Schroff UK Ltd.

September 1, 1999

Schroff K.K.

April 1, 1999

Pentair Water Belgium W.V.

January 1, 2002

Pentair Water Filtration UK Ltd.

September 1, 2003

Pentair Water Filtration France SAS

September 1, 2003

Schroff S.r.l.

September 1, 2003

Pentair Water Italy S.r.l.

September 1, 2003

Schedule 2

Minimum and Maximum Deductions

 Monthly

 Monthly

  Quarterly

      Participating

Minimum

Maximum

  Maximum

International Affiliate

Deduction

Deduction

Contributions

Schroff GmbH

    €10

    €750

    €3,000

Flex Elektrowerkzeuge GmbH

    €10

    €750

    €3,000

Pentair Water France S.A.

    €10

    €750

    €3,000

Schroff S.A.S.

    €10

    €750

    €3,000

Schroff UK Ltd.

     £6

    £450

    £1,800

Schroff K.K.

   ¥1,400

¥100,000

¥400,000

Pentair Water Belgium N.V.

    €10

    €750

    €3,000

Pentair Water Filtration UK, Ltd.

    €10

    €750

    €3,000

Pentair Water Filtration France SAS

    €10

    €750

    €3,000

Schroff S.r.l.

    €10

    €750

    €3,000

Pentair Water Italy S.r.1.

    €10

    €750

    €3,000

PLEASE SIGN AND RETURN PROMPTLY TO REDUCE SOLICITATION EXPENSES

PENTAIR, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
April 30, 2004

        The undersigned hereby appoints Randall J. Hogan and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pentair, Inc. held of record by the undersigned on March 1, 2004, at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Friday, April 30, 2004, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof.

THE BOARD RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

1. ELECTION OF DIRECTORS:

      ☐   FOR all nominees listed below except those I have struck by a line through their names.

     ☐   WITHHOLD AUTHORITY to vote for all nominees listed below.

01 Glynis A. Bryan      02 David A. Jones      03 William T. Monahan      04 Karen E. Welke

2. APPROVAL OF THE COMPENSATION PLAN FOR
   NON-EMPLOYEE DIRECTORS.

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

3. APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN.

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

(continued on reverse side)

(continued from reverse side)

4. APPROVAL OF THE EMPLOYEE STOCK PURCHASE AND
   BONUS PLAN

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

5. APPROVAL OF THE INTERNATIONAL STOCK PURCHASE AND
   BONUS PLAN

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

6. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP
   as independent auditors of the company for 2004

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE, THEY WILL BE VOTED “FOR” EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

Signature

Signature if held jointly

Dated: ______________________________________________, 2004

THIS CARD MUST BE DATED.

(Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

PLEASE SIGN AND RETURN PROMPTLY
TO REDUCE SOLICITATION EXPENSES

PENTAIR, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
April 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

        The undersigned hereby appoints Randall J. Hogan and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pentair, Inc. held of record by the undersigned on March 1, 2004 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Friday, April 30, 2004, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof.

        Furthermore, if I am a participant in the Pentair, Inc. Employee Stock Ownership Plan (Pentair ESOP), I hereby direct Fidelity Management Trust Company as Pentair ESOP Trustee, to vote at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Friday, April 30, 2004, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to my account in the Pentair ESOP as of March 1, 2004. I understand that this card must be received by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Pentair ESOP Trustee, by April 23, 2004. If it is not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares held in my account will be voted by Fidelity Management Trust Company, in the same proportion that the other participants direct them to vote shares allocated to their accounts.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 29, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/pnr/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 29, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Pentair, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

THE BOARD RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

1. Election of directors:	01 Glynis A. Bryan 02 David A.Jones	03 William T. Monahan 04 Karen E. Welke	[ ] Vote FOR all nominees (except as marked)	[ ] WITHHELD AUTHORITY to vote for all nominees listed

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	APPROVAL OF THE COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS	[ ]	For	[ ]	Against	[ ]	Abstain
3.	APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN	[ ]	For	[ ]	Against	[ ]	Abstain
4.	APPROVAL OF THE EMPLOYEE STOCK PURCHASE AND BONUS PLAN	[ ]	For	[ ]	Against	[ ]	Abstain
5.	APPROVAL OF THE INTERNATIONAL STOCK PURCHASE AND BONUS PLAN	[ ]	For	[ ]	Against	[ ]	Abstain
6.	RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors of the company for 2004	[ ]	For	[ ]	Against	[ ]	Abstain
7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE, THEY WILL BE VOTED “FOR” EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

Address Change? Mark Box [ ] Indicate changes below:	Dated: ______________________________________________, 2004 THIS CARD MUST BE DATED.

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

PLEASE SIGN AND RETURN PROMPTLY
TO REDUCE SOLICITATION EXPENSES

PENTAIR, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
April 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

        As a participant in the Pentair, Inc. International Employee Stock Purchase and Bonus Plan (Plan), I hereby direct ABN AMRO Trust Company (Jersey) Limited as Trustee, to vote, as designated below, at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Friday, April 30, 2004, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to my account in the Plan as of March 1, 2004. I understand that this card must be received by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Trustee, by April 23, 2004.

See reverse for voting instructions.

COMPANY #

There are two ways to vote your Proxy

Your vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET — http://www.eproxy.com/pnr/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 29, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Pentair, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Internet, please do not mail your Proxy Card

THE BOARD RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

1. Election of directors:	01 Glynis A. Bryan 02 David A.Jones	03 William T. Monahan 04 Karen E. Welke	[ ] Vote FOR all nominees (except as marked)	[ ] WITHHELD AUTHORITY to vote for all nominees listed

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	APPROVAL OF THE COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS	[ ]	For	[ ]	Against	[ ]	Abstain
3.	APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN	[ ]	For	[ ]	Against	[ ]	Abstain
4.	APPROVAL OF THE EMPLOYEE STOCK PURCHASE AND BONUS PLAN	[ ]	For	[ ]	Against	[ ]	Abstain
5.	APPROVAL OF THE INTERNATIONAL STOCK PURCHASE AND BONUS PLAN	[ ]	For	[ ]	Against	[ ]	Abstain
6.	RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors of the company for 2004	[ ]	For	[ ]	Against	[ ]	Abstain
7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE, THEY WILL BE VOTED “FOR” EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

Address Change? Mark Box [ ] Indicate changes below:	Dated: ______________________________________________, 2004 THIS CARD MUST BE DATED.

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.